HERITAGE SERIES TRUST [GRAPHIC]


                                   [GRAPHIC]

         FROM OUR FAMILY TO YOURS: THE INTELLIGENT CREATION OF WEALTH.

                                                          AGGRESSIVE GROWTH FUND
                                            EAGLE INTERNATIONAL EQUITY PORTFOLIO
                                                              GROWTH EQUITY FUND
                                                              MID CAP STOCK FUND
                                                            SMALL CAP STOCK FUND
                                                                 TECHNOLOGY FUND
                                                              VALUE EQUITY FUND

                               SEMIANNUAL REPORT
                     (Unaudited) and Investment Performance
                     Review for the Six-Month Period Ended
                                 April 30, 2000

                                     [LOGO]

                             HERITAGE SERIES TRUST
                               SEMIANNUAL REPORT
                               TABLE OF CONTENTS

PRESIDENT'S LETTER .......................................................     1

PORTFOLIO COMMENTARY AND INVESTMENT PORTFOLIO:

   AGGRESSIVE GROWTH FUND
      Portfolio Management Letter ........................................     3
      Investment Portfolio ...............................................     4

   EAGLE INTERNATIONAL EQUITY PORTFOLIO
      Investment Commentary ..............................................     6
      Investment Portfolio ...............................................     8

   GROWTH EQUITY FUND
      Portfolio Management Letter ........................................    12
      Investment Portfolio ...............................................    15

   MID CAP STOCK FUND
      Portfolio Management Letter ........................................    17
      Investment Portfolio ...............................................    19

   SMALL CAP STOCK FUND
      Portfolio Management Letters .......................................    21
      Investment Portfolio ...............................................    23

   TECHNOLOGY FUND
      Portfolio Management Letter ........................................    26
      Investment Portfolio ...............................................    31

   VALUE EQUITY FUND
      Portfolio Management Letter ........................................    33
      Investment Portfolio ...............................................    34

STATEMENT OF ASSETS AND LIABILITIES ......................................    36

STATEMENT OF OPERATIONS ..................................................    38

STATEMENT OF CHANGES IN NET ASSETS .......................................    39

FINANCIAL HIGHLIGHTS .....................................................    42

NOTES TO FINANCIAL STATEMENTS ............................................    49

                                                                  June 13, 2000

Dear Shareholders:


Please join us in congratulating Stephen G. Hill, who served as Heritage's President since 1989, on his promotion to President and Chief Operating Officer of Eagle Asset Management, Inc. (Eagle). During his tenure as President of Heritage Asset Management, our fund family grew to 13 open-end funds, and assets under management exceeded $6 billion.

In early April of this year, as Steve made the transition to Eagle (one of Heritage's subadvisers), I assumed the position of President and Chief Operating Officer at Heritage Asset Management. Prior to joining Heritage I served as Executive Vice President of Sales and Marketing at Eagle. With a background in asset management and corporate finance and nearly a decade of experience with Eagle's Sales and Marketing team, I am especially looking forward to the many opportunities and challenges that await Heritage in an ever-changing market environment.

I am pleased to provide you with the semiannual report for the seven portfolios (the "Funds") of the Heritage Series Trust for the six-month period ended April 30, 2000. The investment and financial information for each of the seven funds included in the Heritage Series Trust is provided in this report. The Technology Fund, launched in November 1999, became the seventh equity fund in the Heritage Series Trust. Because many of you have investments in more than one of the Funds in our Series Trust, this combined report allows us to provide you with the relevant information for each of your Funds in one, easy-reference format.

Our top performing Funds in the Heritage Series Trust were Growth Equity Fund, Mid Cap Stock Fund, and the multi-cap Aggressive Growth Fund, all of which provided returns greater than +30%* for the six-month period ended April 30, 2000. During most of this six-month period, investments in "growth" stocks continued to deliver better results than investments in "value" stocks; small capitalization stocks showed an improvement in performance during this same time.

The table below shows the Funds' performance for the 1-, 3-, 5-year and life of the Fund periods as of the calendar quarter ended March 31, 2000.


                                                               HERITAGE SERIES TRUST
                                                  AVERAGE ANNUAL RETURN (PERIODS ENDED 3/31/00)(a)
                                             ----------------------------------------------------------
    CLASS A SHARES                             1-YEAR        3-YEAR        5-YEAR      LIFE OF FUND(b)
    ------------------------------------     -----------   -----------   -----------   ----------------
    Aggressive Growth Fund                       +62.2%           --            --          +54.6%
    Eagle International Equity Portfolio         +27.4%        +17.5%           --          +14.8%
    Growth Equity Fund                           +63.9%        +50.8%           --          +40.0%
    Mid Cap Stock Fund                           +46.8%           --            --          +20.0%
    Small Cap Stock Fund                         +34.8%        +10.7%        +17.9%         +15.2%
    Technology Fund                                 --            --            --          +34.3%**
    Value Equity Fund                             -0.2%         +5.6%        +11.9%         +12.6%

----------------
* These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
** Returns shown are for Technology Fund are from inception, November 18, 1999 to March 31, 2000.
(a) These performance numbers reflect the current maximum front-end sales load for Class A Shares of 4.75%. Returns are annualized after the effects of sales charges and do include reinvestment of dividends. Past performance is no guarantee of future results.
(b) The inception dates for the Funds' Class A Shares are as follows:
    Aggressive Growth Fund, 08/20/98; Eagle International Equity portfolio, 12/27/95; Growth Equity Fund, 11/16/95; Mid Cap Stock Fund, 11/06/97;
    Small Cap Stock Fund, 05/07/93; Technology Fund, 11/18/99; Value Equity Fund, 12/30/94.

As the preceding table illustrates, most of our funds generated excellent absolute returns for the one-year period ending March 31, 2000. Likewise, we are quite pleased with the "Life of Fund" returns achieved thus far by all seven funds. However, it is incumbent upon us to caution anyone against extrapolating this past performance into the future. We have been fortunate with a robust market for growth and technology stocks during the last few years, propelled by the strength of the US economy and the competitiveness of our most successful companies. Whether this trend continues, or we return to more normal rates of return, is a matter open to much speculation and debate. Absent a crystal ball, we recommend that clients broadly diversify their portfolios and properly balance their appetite for risk and return in order to position their portfolios for whatever lies ahead.

Commentaries from the portfolio managers of each Fund included in the Heritage Series Trust follow. These commentaries include details about the individual performance of these Funds, market elements and/or holdings which most impacted Fund performance during this semi-annual reporting period (ended April 30, 2000), as well as an outlook for the coming months. We hope that you will find the information provided by our managers helpful in understanding the dynamic environment of the marketplace, especially with respect to your individual investments. Following the managers' commentaries are investment portfolios and other important financial information for all of the Funds included in Heritage Series Trust.

Thank you for your continued support of Heritage Family of Funds and for your investment in Heritage Series Trust. Please call your financial advisor or Heritage at (800) 421-4184 if you have any questions.


                                        Sincerely,


                                        /s/ BRIAN C. LEE
                                        ----------------
                                        Brian C. Lee
                                        President

                                                                   June 8, 2000


Dear Fellow Shareholders:


I am pleased to report that for the six-month period ended April 30, 2000 the Heritage Series Trust - Aggressive Growth Fund (the "Fund") Class A Shares rose 30.4%*, topping the Russell 2000 Growth Index, which was up 27.8% during the same period.

Not surprisingly, technology was our strongest sector and all of our best performers were technology or technology-related companies, reflecting the leadership position of this sector in the market. Over the past six-months, technology stocks alone have contributed over 50% of the gains in the Russell 2000 Growth Index. Most "Old Economy" sectors, such as Financial Services and Consumer Goods, were weaker. During the period, our technology exposure generally ran in the mid to high 30% range.

Our best performer was Coherent, Inc., which uses laser, precision-optic and microelectronic technologies to produce a wide variety of electro-optical and medical instruments, as the company's earnings have been strong. Another good performer was TMP Worldwide, an advertising and executive search firm which gained attention for its Monster.com web site, the leading Internet job search service and one of the few Internet-related companies with earnings. Next Level Communications, a telecom equipment company, advanced following several positive partnership announcements and strong revenue growth. Electronics firm DII Group benefited from a merger announcement. Finally, EMS Technologies performed well after reporting stronger-than-expected earnings and announcing several new contracts.

Lexicon Genetics Inc. was our worst performer, suffering from a sharp decline in all biotech stocks immediately following its initial public offering. Royal Caribbean Cruises sold off, due to concerns that the industry is facing an increasingly competitive pricing environment. Navigant Consulting declined after the company disclosed improper loans granted to certain officers, who were subsequently dismissed, and earnings expectations were sharply lowered by the new management team.

As of this writing, the market is in the midst of what we feel is an overdue correction. Growth stocks that were up the most in recent months have been hit the hardest. Internet stocks have declined particularly sharply, but nearly all technology stocks have fallen. Over the short term, we believe that interest rate concerns may continue to pressure the market; however, rates should peak later in the summer, leading to a strong rally for growth stocks. Currently, our technology weighting is approximately 33%. As of April 30, 2000 our portfolio was trading at about 32 times projected next 12 months earnings, with an expected average earnings growth rate of 42%.

As always, we will continue to do our best for Heritage shareholders.


                                             Sincerely,

                                             /s/ BERT BOKSEN
                                             ---------------
                                             Bert Boksen
                                             Senior Vice President
                                             Eagle Asset Management, Inc.
                                             Portfolio Manager, Aggressive
                                             Growth Fund

----------
* Calculated without the imposition of front-end or contingent deferred sales charges.

--------------------------------------------------------------------------------
                 HERITAGE SERIES TRUST - AGGRESSIVE GROWTH FUND
                              INVESTMENT PORTFOLIO
                                 APRIL 30, 2000
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                                         MARKET
  SHARES                                                 VALUE
-----------                                          -------------
 COMMON STOCKS--94.9%(a)
------------------------
  ANALOG SEMICONDUCTORS--1.8%
-----------------------------
   22,500     Burr-Brown Corporation .............   $1,532,813
                                                     ----------
  AUTOMOTIVE -- 3.7%
--------------------
  100,000     Gentex Corporation .................    3,225,000
                                                     ----------
  BROADCASTING -- 0.2%
----------------------
   22,500     Radio Unica Communications
               Corporation* ......................      216,563
                                                     ----------
  COMMUNICATION SERVICES -- 3.4%
------------------------
   50,000     Broadwing Inc. .....................    1,415,625
   40,000     Crown Castle International
               Corporation* .......................   1,535,000
                                                     ----------
                                                      2,950,625
                                                     ----------
  COMMUNICATIONS EQUIPMENT -- 6.6%
----------------------------------
   47,249     Alcatel Alsthom S.A., Sponsored
               ADR                                    2,146,875
   35,000     Commscope, Inc.* ...................    1,662,500
   40,000     Sawtek, Inc. .......................    1,912,500
                                                     ----------
                                                      5,721,875
                                                     ----------
  COMPUTER EQUIPMENT -- 3.7%
----------------------------
   35,000     Dell Computer Corporation ..........    1,754,375
   30,000     Solectron Corporation ..............    1,404,375
                                                     ----------
                                                      3,158,750
                                                     ----------
  COMPUTER PERIPHERAL EQUIPMENT -- 0.9%
---------------------------------------
   25,500     Interlink Electronics Inc. .........      765,000
                                                     ----------
  EDUCATION -- 0.5%
-------------------
   21,900     Strayer Education, Inc. ............      450,319
                                                     ----------
  ELECTRONIC EQUIPMENT -- 9.5%
------------------------------
   45,000     ACT Manufacturing Inc.* ............    1,636,875
  140,000     Ampex Corporation, Class "A"* ......      393,750
  120,000     EMS Technologies Inc ...............    2,145,000
   85,000     Paradyne Networks, Inc.* ...........    2,395,937
   50,000     Rockford Corporation* ..............      550,000
   70,000     Windmere-Durable Holdings ..........    1,124,375
                                                     ----------
                                                      8,245,937
                                                     ----------
  ENTERTAINMENT -- 0.9%
  ---------------------
   43,750     World Wrestling Federation
               Entertainment Inc.* ...............      746,484
                                                     ----------

                                                               MARKET
     SHARES                                                    VALUE
     ------                                                   --------

COMMON STOCKS (CONTINUED)
-------------------------
  INFORMATION RETRIEVAL SERVICES -- 3.5%
  --------------------------------------
       50,000     America Online, Inc. ....................   2,990,625
                                                              ---------
  INSURANCE -- 3.6%
  -----------------
      185,000     MetLife, Inc.* ..........................   3,064,062
                                                              ---------
  LOGIC SEMICONDUCTORS -- 0.8%
  ----------------------------
       20,000     Intersil Holding Corporation* ...........     700,000
                                                              ---------
  MEDICAL EQUIPMENT -- 8.8%
  -------------------------
       40,000     Baxter International, Inc. ..............   2,605,000
       60,000     Coherent, Inc. ..........................   3,468,750
       30,000     Medtronic, Inc. .........................   1,558,125
                                                              ---------
                                                              7,631,875
                                                              ---------
  MEMORY & COMMODITY SEMICONDUCTORS -- 4.4%
  -----------------------------------------
       33,700     Fairchild Semiconductor
                  International Inc., Class "A"* ..........   1,600,750
       45,000     Integrated Device Technology Inc. .......   2,162,813
                                                              ---------
                                                              3,763,563
                                                              ---------
  MISCELLANEOUS SERVICES -- 4.4%
  ------------------------------
       30,000     Convergys Corporation ...................   1,320,000
      100,000     Interim Services, Inc. ..................   1,712,500
       36,500     Steiner Leisure, Ltd. ...................     734,563
                                                              ---------
                                                              3,767,063
                                                              ---------
  OIL & GAS -- 7.4%
  -----------------
       70,000     Global Marine Inc. ......................   1,680,000
       20,000     Nabors Industries, Inc.* ................     788,750
       70,000     Noble Drilling Corporation* .............   2,795,625
       15,000     Schlumberger, Ltd. ......................   1,148,438
                                                              ---------
                                                              6,412,813
                                                              ---------
  PHARMACEUTICAL -- 7.7%
  ----------------------
       55,500     Collateral Therapeutics, Inc.* ..........   1,359,750
       30,000     Gilead Sciences Inc.* ...................   1,625,625
      135,000     Lexicon Genetics, Inc.* .................   1,316,250
       39,062     Medical Manager Corporation .............   1,249,984
       75,000     Praecis Pharmaceuticals, Inc.* ..........   1,115,625
                                                              ---------
                                                              6,667,234
                                                              ---------
  PRINTING & PUBLISHING -- 1.4%
  -----------------------------
       50,000     Reynolds & Reynolds Company,
                   Class "A" ..............................   1,187,500
                                                              ---------
  PROFESSIONAL SERVICES -- 1.2%
  -----------------------------
       10,000     Catalina Marketing Corporation ..........   1,012,500
                                                              ---------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                 HERITAGE SERIES TRUST - AGGRESSIVE GROWTH FUND
                              INVESTMENT PORTFOLIO
                                 APRIL 30, 2000
                                  (UNAUDITED)
                                  (CONTINUED)
--------------------------------------------------------------------------------

                                                           MARKET
   SHARES                                                   VALUE
   ------                                                  ------

COMMON STOCKS (CONTINUED)
------------------------
  RESTAURANTS -- 1.9%
  -------------------
      50,000   Outback Steakhouse, Inc. ...............   $1,637,500
                                                          ----------
  RETAIL STORES -- 7.5%
  ---------------------
      80,000   InterTAN, Inc. .........................    1,105,000
     180,000   Office Depot, Inc. .....................    1,901,250
     200,000   Pier 1 Imports, Inc. ...................    2,275,000
     100,000   Venator Group, Inc. ....................    1,187,500
                                                          ----------
                                                           6,468,750
                                                          ----------
  SOFTWARE -- 11.1%
  -----------------
      22,000   BSQUARE Corporation* ...................      385,000
     115,000   Cerner Corporation .....................    2,537,188
      31,500   Ciber Inc. .............................      568,969
     170,000   Datastream Systems, Inc. ...............    2,380,000
      35,000   Electronic Data Systems
                Corporation ...........................    2,406,250
      34,400   Firstwave Technologies, Inc.*...........      189,200
      20,000   Intertrust Technologies
                Corporation ...........................      460,000
      10,000   IONA Technologies PLC,
                Sponsored ADR* ........................      568,125
      25,500   Omega Research, Inc.* ..................       81,281
                                                          ----------
                                                           9,576,013
                                                          ----------
Total Common Stocks
 (cost $75,195,018)..................................     81,892,864


                                                    MARKET
                                                    VALUE
                                                    -------
REPURCHASE AGREEMENT--6.5%(a)
-----------------------------
Repurchase Agreement with State Street Bank
and Trust Company, dated April 28, 2000
@ 5.60% to be repurchased at $5,644,633 on
May 01, 2000, collateralized by $5,135,000
United States Treasury Bonds, 7.25% due
May 15, 2016, (market value $5,782,756
including interest) (cost $5,642,000)........       5,642,000
                                                  -----------
TOTAL INVESTMENT PORTFOLIO
  (cost $80,837,018)(b), 101.4%(a)..........       87,534,864
OTHER ASSETS AND LIABILITIES, net, (1.4%)(a)       (1,249,887)
                                                  -----------

NET ASSETS, 100.0% ......................         $86,284,977
                                                  ===========

----------------------
 *  Not an income-producing security.
(a) Percentages indicated are based on net assets.
(b) The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized appreciation of $6,697,846 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $12,982,049 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $6,284,203.
ADR -- American Depository Receipt.

    The accompanying notes are an integral part of the financial statements.

                                                                    June 2, 2000

INVESTMENT COMMENTARY from MARTIN CURRIE, INC.
Eagle International Equity Portfolio (the "Fund")

For much of the period under review, international markets have continued to move ahead, supported by rallies in the technology, media and telecom ("TMT stocks") sectors. Japan, Europe and Asia benefited in particular with their indices dominated by key global TMT stocks. However, further interest rate rises in both the United States and Europe created increased volatility, with markets hitting a peak in mid-March this year. Since then, much of the earlier gains have been lost. The UK market missed much of the earlier rally, impacted by a weak bond market and a strong currency. The Euro continued to weaken against the Dollar while the Yen was in a more stable range over the six-months. The Morgan Stanley Capital International Europe, Australia, Far East Index, (the "MSCI EAFE Index" or "Index") rose by 6.72% over the period to April 30, 2000, whereas the Fund's Class A Shares rose by 11.43% * after expenses. Over the rolling 12 months, the MSCI EAFE Index rose by 13.92% and the Class A Shares rose by 20.92%*.

JAPAN (28.7% of net assets at April 30, 2000) continued to rally for the early part of the period. But as the economy stalled in the first quarter and TMT stocks fell out of favour, the market fell sharply. Having built up our weighting in early 1999, well ahead of the Index, we took profits in early January, reducing our exposure to a more neutral position. New holdings included stocks with a domestic flavour such as Diawa House and Sumitomo Electric Industries. We took substantial profits from the highly rated (and strongly performing) TMT stocks such as Canon, Hitachi, Sony, Rohm and the spectacular performer NTT DoCoMo. Total sales included Kubota Corporation and Promise Co. In the short term, we will continue to run with a more neutral stance in Japan, but the enormous change in equity ownership structure, the unwinding of cross share ownership and the increasing corporate activity provide support for recovery later this year.

Having run an underweight position in CONTINENTAL EUROPE (38.8% of net assets at April 30, 2000) for much of 1999, we began to add towards the turn of the year with profits raised in Japan. Part of this move was driven by increasing signs of economic recovery in France and Italy and, in part, an expectation that the Euro would stabilise, if not rally. New holdings reflected a wish to increase our TMT stock exposure and Europe contains some of the most interesting opportunities. Tietoenator (Finland), Alstom (France), Alcatel (France), Deutsch Telecom (Germany), Mediaset (Italy), Elsevier (Netherlands) and Amadeus Global Travel (Spain) are all examples of this trend. Sales reflected a reduction in exposure to companies where earnings remained under pressure: Peugeot, Accor, Compagnie de Saint Gobain and Lafarge (France). We continue to add to the region on weakness as earnings momentum improves for the region as a whole. We have remained underweight the UK Index (16.4% of net assets at April 30, 2000) concerned that rising interest rates, a dependency on 'old economy' stocks and the impact of a strong Sterling would see the Index lagging the rest of Europe. New holdings reflected the TMT theme such as Orange, Sage and WPP Group. Sales reduced exposure to the financial sector; Halifax, Legal & General, National Westminster Bank and Lloyds where profit margins remain under pressure.

ASIA (9.1% of net assets at April 30, 2000) continued to represent an overweight position against the Index, but in part, this reflected exposure to non-Index markets such as India, Korea, Malaysia, Taiwan and Thailand. The region rallied as currencies and economies continued to improve and company results reflected the dramatically changed trading conditions. It is also a prime area for equipment supplies and electronic manufacturing. As a technology play, the region also suffered profit taking in late March and April. New holdings included AMP Ltd (Australia) China Telecom (Hong Kong), Li & Fung, Television Broadcasts, I Cable Communications (Hong Kong), Malayan Banking, Natsteel Electronics (Singapore) Singapore Telecom, Samsung Electronics (South Korea) and Compal Electronics (Taiwan). We sold Telstra

----------------
* Calculated without the imposition of either front-end or contingent deferred sales charges. See the first letter by Brian C. Lee for a full statement of returns. Past performance is no guarantee of future results.

and Tabcorp (Australia) and a number of less focussed groups in Hong Kong, China Everbright, Dao Heng Bank and Henderson Land. In Singapore, we sold Overseas Chinese Banking Corp, Singapore Airlines and Neptune Oriental Lines to fund the purchase of more technology sensitive groups. While reducing our overall exposure to Asia, we remain overweight against the Index.

We have had selective exposure to SMALLER MARKETS over the period, which have rallied on the back of stronger world growth, rising commodity prices and the interest in telecom and technology related sectors. While we find all of this in Asia, as described above, we also continued to favour Brazil, where we bought Embratel Participacoes and Unibanco. In Mexico, we added Grupo Financiero Banamex. In both countries, stronger economies have resulted in improving financial health for the banks. Nice Systems in Israel and Softline in South Africa are good examples of quality technology related stocks in smaller markets. Sales included Companie Val Do Rio Doce (Brazil), Cemex (Mexico), Commercial International Bank (Egypt) Orbotech and Anglo American (South Africa)

OUTLOOK

Until investors are convinced that the pressures on the world economy are under control, we anticipate that the current volatility in world markets will continue. The direction of US monetary policy and the need for an easing in the pace of economic expansion provide the main focus. But the situation is finely poised. Too severe a move in interest rates, or too negative a reaction in the equity market, could precipitate a much harder economic landing than desired - and a more dramatic reaction from world stockmarkets.

We continue to believe that the US economy will gradually ease from its peak in late 1999, and that the inflation increases, which have become evident, will dissipate gradually, as the year unfolds. We remain enthusiastic about the outlook for markets for the rest of the year and retain a low overall cash position. In currency markets, we are unhedged. We see the Euro as a cheap currency and believe that the Yen will remain within a fairly narrow trading range.

On behalf of all of us at Martin Currie, Inc., thank you for your continuing confidence in us. We look forward to reporting to you again after the end of the Fund's fiscal year.

--------------------------------------------------------------------------------
          HERITAGE SERIES TRUST - EAGLE INTERNATIONAL EQUITY PORTFOLIO
                              INVESTMENT PORTFOLIO
                                 APRIL 30, 2000
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                                       MARKET
  SHARES                                               VALUE
  ------                                               ------
 COMMON STOCKS--95.5%(a)
 -----------------------
  AUSTRALIA -- 1.6%
  -----------------
   28,000     AMP Ltd.* .........................   $ 245,280
   10,000     Brambles Industries Ltd. ..........     281,488
   10,700     News Corporation Ltd. .............     135,886
   93,000     North Ltd. ........................     159,949
                                                    ---------
                                                      822,603
                                                    ---------
  BRAZIL -- 0.9%
  --------------
    8,500     Embratel Participacoes, SA,
               Sponsored ADR ....................     191,250
    5,300     Petrobras, Sponsored ADR ..........     126,538
    4,800     UBB Unibanco Uniao
              De Barncos, Sponsored GDR* .            119,700
                                                    ---------
                                                      437,488
                                                    ---------
  FINLAND -- 3.7%
  ---------------
   29,704     Nokia AB OY .......................   1,703,946
    3,862     Tietoenator .......................     186,080
                                                    ---------
                                                    1,890,026
                                                    ---------
  FRANCE -- 14.5%
  ---------------
    2,914     Alcatel ...........................     675,525
    9,118     Alstom* ...........................     227,206
    9,141     Aventis SA ........................     504,422
    7,973     AXA-UAP Groupe ....................   1,182,190
    3,073     Cap Gemini SA .....................     603,431
    7,626     Carrefour .........................     496,388
    2,025     France Telecom* ...................     313,326
    1,711     Societe Generale ..................     354,336
    1,915     Sodexho Alliance ..................     286,905
    3,092     Suez Lyonnaise des Eaux ...........     484,887
    7,482     Total Fina SA, Class "B" ..........   1,135,235
   11,687     Vivendi ...........................   1,155,961
                                                    ---------
                                                    7,419,812
                                                    ---------
  GERMANY -- 2.4%
  ---------------
    5,968     Bayerische Hypo-Vereinsbank AG          363,509
    8,200     Deutsche Telekom* .................     532,185
      559     Sap AG ............................     329,559
                                                    ---------
                                                    1,225,253
                                                    ---------
  GREECE -- 0.1%
  --------------
    1,900     Hellenic Telecom OTE* .............      42,772
                                                    ---------
  HONG KONG -- 3.1%
  -----------------
  124,000     Bank of East Asia Ltd. ............     268,243
   60,000     China Telecom (Hong Kong) Ltd.*         429,441
   28,500     Hutchison Whampoa, Ltd. ...........     413,457
  125,000     i-CABLE Communications, Ltd.* .....      54,563
   49,000     Li & Fung Ltd. ....................     191,239
   35,000     Television Broadcasts .............     239,274
                                                    ---------
                                                    1,596,217
                                                    ---------

                                                        MARKET
  SHARES                                                VALUE
  ------                                                ------

COMMON STOCKS (CONTINUED)
-------------------------
  INDIA -- 0.6%
  -------------
   8,033     Indian Opportunities Fund,
              Ltd. (b)* ..........................     123,226
  10,900     Videsh Sanchar Nigam, Ltd. ..........     203,285
                                                     ---------
                                                       326,511
                                                     ---------
  IRELAND -- 0.3%
  ---------------
  19,932     Bank of Ireland .....................     134,452
                                                     ---------
  ISRAEL -- 0.2%
  --------------
   1,400     Nice Systems Ltd,
              Sponsored ADR * ....................      91,613
                                                     ---------
  ITALY -- 4.6%
  -------------
  27,953     Alleanza Assicuraz ..................     289,189
  16,538     Mediaset* ...........................     268,369
  38,688     San Paolo IMI SPA ...................     541,637
  88,505     Telecom Italia Mobiliare SPA ........     844,829
  30,084     Telecom Italia SPA * ................     420,633
                                                     ---------
                                                     2,364,657
                                                     ---------
  JAPAN -- 28.2%
  --------------
  49,000     Asahi Chemical Industry
              Company, Ltd. ......................     282,165
   3,400     Benesse Corporation .................     303,912
  16,000     Brigestone Corporation ..............     347,359
  18,000     Canon, Inc. .........................     823,219
  27,000     Daiwa House Industry Company ........     179,975
   5,000     FamilyMart Company, Ltd. ............     183,308
   7,000     Fuji Photo Film Company, Ltd. .......     280,609
  17,000     Fujitsu Ltd. ........................     481,600
  40,000     Hitachi, Ltd. .......................     477,711
   9,000     Honda Motor Company, Ltd. ...........     402,444
   6,000     Ito--Yokado Company, Ltd. ...........     438,272
  23,000     Kao Corporation .....................     700,551
   3,000     Mabuchi Motor Company, Ltd. .........     330,510
  22,000     Marui Company, Ltd. .................     413,461
  40,000     Mitsui Marine & Fire Insurance ......     175,902
  12,000     MKC-STAT Corporation * ..............     246,632
   6,000     Namco Ltd. ..........................     244,966
      44     NTT Mobile Communication ............   1,470,537
   3,000     Riso Kagaku Corporation .............      83,322
   3,300     Rohm Company, Ltd. ..................   1,105,957
   8,000     Secom Company, Ltd. .................     671,018
  19,000     Shin-Etsu Chemical
              Company, Ltd. ......................   1,004,398
   8,500     Sony Corporation ....................     980,410
  45,000     Sumitomo Bakelite Company, Ltd. .         495,348
  25,000     Sumitomo Electric Industries* .......     333,056


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
          HERITAGE SERIES TRUST - EAGLE INTERNATIONAL EQUITY PORTFOLIO
                              INVESTMENT PORTFOLIO
                                 APRIL 30, 2000
                                  (UNAUDITED)
                                  (CONTINUED)
--------------------------------------------------------------------------------

                                                           MARKET
  SHARES                                                   VALUE
  ------                                                   -------

COMMON STOCKS (CONTINUED)
-------------------------
  JAPAN -- (CONTINUED)
  --------------------
      11,000     Taisho Pharmaceutical
                  Company ...........................   $  368,653
      45,000     Toppan Printing Company, Ltd........      470,768
       1,500     Trend Micro Inc.* ..................      224,969
      17,000     Yamanouchi Pharmaceutical ..........      898,671
                                                        ----------
                                                        14,419,703
                                                        ----------
  MALAYSIA -- 0.5%
  ----------------
      65,000     Malayan Banking Berhad .............      270,263
                                                        ----------
  MEXICO -- 1.6%
  --------------
      81,000     Wal Mart de Mexico* ................      187,221
       3,300     Grupo Televisa, SA,
                 Sponsored GDR * ....................      209,344
      29,000     Grupo Financiero Banamex, SA,
                  Series "O"* .......................      104,782
       5,100     Telefonos de Mexico,
                 Sponsored ADR ......................      299,944
                                                        ----------
                                                           801,291
                                                        ----------
  NETHERLANDS -- 4.1%
  -------------------
      50,681     Elsevier, NV .......................      492,993
      22,258     VNU, NV ............................    1,190,815
       7,419     ING Groep NV .......................      404,812
                                                        ----------
                                                         2,088,620
                                                        ----------
  POLAND -- 0.2%
  --------------
      15,000     Telekomunikacja Polska,
                  Sponsored GDR* ....................      114,000
                                                        ----------
  SINGAPORE -- 1.7%
  -----------------
       3,900     Chartered Semiconductor
                 Manufacturing, Sponsored
                  ADR * .............................      340,763
      47,000     Natsteel Electronics Ltd.* .........      269,909
     180,000     Singapore Telecom * ................      259,478
                                                        ----------
                                                           870,150
                                                        ----------
  SOUTH AFRICA -- 0.2%
  --------------------
       3,400     Nedcor Investment
                 Bank Holdings ......................        1,454
      96,000     Softline Ltd.* .....................       98,683
                                                        ----------
                                                           100,137
                                                        ----------
  SOUTH KOREA -- 0.8%
  -------------------
       2,700     Samsung Electronics,
                  Sponsored GDR .....................      432,675
                                                        ----------

                                                               MARKET
   SHARES                                                      VALUE
   ------                                                      ------

COMMON STOCKS (CONTINUED)
-------------------------
  SPAIN -- 3.8%
  -------------
       19,952     Amadeus Global Travel,
                   Series "A"* ..........................     246,682
       35,220     Banco Bilbao Vizcaya
                   Argenta ..............................     480,278
       43,438     Banco Santander Central Hisp ..........     452,944
       35,183     Telefonica S.A.* ......................     782,990
                                                              -------
                                                            1,962,894
                                                            ---------
  SWEDEN -- 4.0%
  --------------
       17,400     Ericsson, Class "B" ...................   1,546,710
       23,100     Foreningsparbanken, AB,
                   Class "A" ............................     340,085
        5,800     Securitas AB, Series "B" ..............     150,078
                                                            ---------
                                                            2,036,873
                                                            ---------
  SWITZERLAND -- 1.3%
  -------------------
          360     Holderbank Financiere Glarus ..........     407,063
          197     Novartis AG ...........................     275,187
                                                            ---------
                                                              682,250
                                                            ---------
  TAIWAN -- 0.5%
  --------------
       17,468     Compal Electronics ....................     241,059
                                                            ---------
  THAILAND -- 0.2%
  ----------------
      320,000      Thai Petrochemical Industry (c)*......      78,182
                                                            ---------
  UK -- 16.4%
  -----------
       21,000     3I Group, PLC* ........................     420,470
       17,500     Allied Zurich, PLC ....................     174,106
        8,000     AstraZeneca PLC .......................     335,430
       45,000     BP Amoco, PLC .........................     388,497
       13,000     British Sky Broadcasting, PLC* ........     318,786
       22,000     British Telecomunications, PLC ........     393,909
       26,000     Cable & Wireless, PLC .................     431,525
       22,000     GKN, PLC* .............................     304,851
       18,500     Glaxo Welcome, PLC ....................     571,751
       65,000     Hilton Group, PLC .....................     273,245
       18,000     HSBC Holdings, PLC ....................     198,978
       36,000     Marconi ...............................     452,280
        4,000     Rio Tinto, PLC ........................      62,278
       22,893     Royal Bank of Scotland
                   Group, PLC ...........................     357,140
       38,000     Sage Group, PLC .......................     423,319
       11,000     Scot & Newcastle, PLC .................      80,494
       38,000     Shell Transport &
                   Trading Company, PLC .................     311,351
       28,000     SmithKline
                  Beecham, PLC ..........................     383,633

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
          HERITAGE SERIES TRUST - EAGLE INTERNATIONAL EQUITY PORTFOLIO
                              INVESTMENT PORTFOLIO
                                 APRIL 30, 2000
                                  (UNAUDITED)
                                  (CONTINUED)
--------------------------------------------------------------------------------

                                                          MARKET
   SHARES                                                 VALUE
   ------                                                 ------
COMMON STOCKS (CONTINUED)
-------------------------
  UK -- (CONTINUED)
  -----------------
       23,991   Smiths Industries, PLC ............   $  281,140
       65,000   Stagecoach Holdings, PLC ..........       64,010
      439,333   Vodafone Airtouch, PLC ............    2,011,019
       11,000   WPP Group PLC* ....................      177,259
                                                      ----------
                                                       8,415,471
                                                      ----------
Total Common Stocks
 (cost $37,556,302)..............................     48,864,972
                                                      ----------

      PRINCIPAL                                        MARKET
       AMOUNT                                          VALUE
      ---------                                        ------

CONVERTIBLE PREFERRED SHARES -- 0.5%(a)
---------------------------------------
    JAPAN -- 0.5%
    -------------
  30,000,000   Sanwa International Finance
                (Bermuda) 1.25% 01/08/05 (d)......      283,294
                                                     ----------
Total Convertible Preferred Shares
 (cost $250,348)...................................     283,294
                                                     ----------
CONVERTIBLE BONDS--0.1%(a)
--------------------------
    FRANCE--0.1%
    ------------
      $42,174   Lafarge, 0.0%, 03/01/20 ...........   $  32,474
                                                     ----------
Total Convertible Bonds
 (cost $30,095)....................................      32,474
                                                     ----------
Total Investment Portfolio
 excluding repurchase agreement
 (cost $37,836,745)................................  49,180,740

                                                                      MARKET
                                                                      VALUE
                                                                  -------------
REPURCHASE AGREEMENT--1.9%(a)
-----------------------------
Repurchase Agreement with State Street Bank
and Trust Company, dated April 28, 2000 @
5.60% to be repurchased at $961,448 on May 01,
2000, collateralized by $980,000 United States
Treasury Notes, 4.63% due December 31, 2000,
(market value $994,818 including interest)
(cost $961,000)..............................................         961,000
                                                                  -----------
TOTAL INVESTMENT PORTFOLIO,
 (cost $38,797,745)(e), 98.0%(a) ............................      50,141,740
OTHER ASSETS AND LIABILITIES, net, (2.0%)(a) ................       1,037,831
                                                                  -----------
NET ASSETS, 100.0% ..........................................     $51,179,571
                                                                  ===========
----------------------
*   Not an income-producing security.
(a) Percentages indicated are based on net assets.
(b) Martin Currie Investment Management Limited is the manager of the Indian Opportunities Fund, Ltd.
(c) Security is deemed illiquid and is fair valued by the Board of Trustees.
(d) Principal amount is stated in Japanese Yen.
(e) The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized appreciation of $11,343,995 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $13,952,748 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $2,608,753
ADR -- American Depository Receipt
GDR -- Global Depository Receipt

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
         HERITAGE SERIES TRUST -- EAGLE INTERNATIONAL EQUITY PORTFOLIO
                              INVESTMENT PORTFOLIO
                                 APRIL 30, 2000
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                                 MARKET      % OF NET
INDUSTRY DIVERSIFICATION                          VALUE       ASSETS
------------------------                      -----------    --------
COMMON STOCKS
  Aerospace & Defense ......................  $   281,140       0.6%
  Automobiles ..............................    1,054,654       2.1%
  Banks ....................................    3,881,565       7.6%
  Chemicals ................................    1,860,092       3.6%
  Construction & Building Materials ........      587,038       1.1%
  Diversified Industries ...................    1,155,962       2.3%
  Electronic & Electrical Equipment ........    2,854,513       5.6%
  Engineering & Machinery ..................      227,206       0.4%
  Food & Drug Retailers ....................      679,696       1.3%
  General Retailers ........................    1,038,954       2.0%
  Household Goods & Textiles ...............      980,410       1.9%
  Insurance ................................      175,902       0.3%
  Information Technology Hardware ..........    6,280,451      12.2%
  Leisure, Entertainment & Hotels ..........      518,211       1.0%
  Life Assurance ...........................    1,716,658       3.4%
  Media & Photography ......................    3,702,780       7.3%
  Mining ...................................      222,227       0.4%
  Oil & Gas ................................    1,961,622       3.8%
  Personal Care & Household Products .......      700,551       1.4%
  Pharmaceuticals ..........................    3,337,747       6.6%
  Real Estate ..............................      174,106       0.3%
  Restaurants, Pubs & Breweries ............       80,494       0.2%
  Software & Computer Services .............    2,359,355       4.7%
  Speciality & Other Finance ...............    1,468,201       2.9%
  Support Services .........................    1,603,152       3.1%
  Telecommunication Services ...............    8,996,015      17.5%
  Transportation & Storage .................      481,384       0.9%
  Utilities, Water .........................      484,886       0.9%
CONVERTIBLE PREFERRED SHARES ...............
  Banks ....................................      283,294       0.6%
CONVERTIBLE BONDS ..........................
  Construction & Building Materials ........       32,474       0.1%
REPURCHASE AGREEMENT .......................      961,000       1.9%
                                              -----------      ----
         TOTAL INVESTMENTS .................  $50,141,740      98.0%
                                              ===========      ====

    The accompanying notes are an integral part of the financial statements.

                                                                   May 24, 2000

Dear Fellow Shareholders:

The Heritage Series Trust - Growth Equity Fund (the "Fund") has performed well year-to-date and for the trailing six-months. Through April 30, 2000, the Fund's Class A Shares year-to-date total return is up 6.6%* versus a year-to-date total return of -0.8% for the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). For the six-month period ending April 30, 2000, the Class A Shares of the Fund handily outperformed the S&P 500 Index as well. Over that time period, the Fund's total return was +37.7%* versus a total return of +7.2% for the S&P 500 Index. The Fund is rated five stars(a) by Morningstar, based on 3,606 domestic equity funds for the overall period ending April 30, 2000. On a three-year basis, the Fund ranks in the top sixth(b) percentile of Morningstar's large growth category peer group for the period ending April 30, 2000.

As of April 30, 2000, the Fund consisted of 62 equity investments that we consider premier growth stocks. Our investment strategy is to look for companies that have an earnings growth rate greater than the average for companies included in the S&P 500 Index, a high profit margin, and consistency and predictability of earnings. The types of companies that we seek are dominant firms in high growth industries. We favor those firms whose industries have significant barriers to entry and high switching costs for their customers. Finally, we consider those areas with the strongest potential for growth.

MARKET ENVIRONMENT

Over the past several months, there have been wide swings not only in the behavior of the NASDAQ Composite, but also in the Dow Jones Industrial Average. In our view, these wide swings in the financial markets are due primarily to two factors. First, investors remain uncertain over how long the U.S. Federal Reserve will continue to raise interest rates. When we last presented an update for the Fund six-months ago, we mentioned that investors' sentiment had shifted to a greater worry about potential inflation, rather than deflation. This theme continued into the year 2000. Just last week (on May 16, 2000), the Fed raised interest rates a half percentage point.

While the Fed has moved to act on near-term inflation worries, we do not believe there will be major inflation in the U.S. economy over the long term. Our thoughts about the long-run situation remain unchanged from our last update of the Fund and they bear repeating here. There is still excess manufacturing capacity worldwide. Also, U.S. companies are utilizing the Internet to improve their productivity and to reduce their costs. It is our belief that inflation will be held in check.

Another factor affecting market conditions is a wholesale review by investors of the entire Internet phenomenon. Investors are reevaluating the realistic earnings prospects of both "old economy" and "new economy" companies in the "Internet era." While the markets continue to seesaw back and forth as the economy makes its transition, we believe this type of environment will continue to be a "stock picker's" market.

----------------
 * Calculated without the imposition of either front-end or contingent deferred sales charges.
(a) Morningstar, Inc. brings both performance and risk together into one evaluation. These ratings are subject to change every month. The top 10% of domestic equity funds receive five stars and the next 22.5% receive four stars. The performance numbers used for the Fund did take into account front-end sales charges. Past performance is no guarantee of future results.
(b) Morningstar, Inc. performance rankings for the Growth Equity Fund Class A Shares were based on a quantitative measure of risk-adjusted returns. This measure calculated by Morningstar shows how well a fund has balanced risk and return relative to other funds in the same category. For the 1-year period ended April 30, 2000, the Fund was ranked in the 4th percentile out 653 large growth funds. For the 3-year period ended April 30, 2000, the Fund was ranked in the 6th percentile out of 428 large growth funds. The performance numbers used for the Fund did not take into account front-end sales charges. Past performance is no guarantee of future results.

Although short-term issues may create a choppy market for investors, we remain very bullish on the prospects of the U.S. equity markets and the growth style in particular. In our view, the large, multi-national companies held in the Fund should continue to compound their revenue and earnings growth targets. These factors should override any near-term macroeconomic changes. We continue to believe that the long-term market fundamentals remain outstanding.

HERITAGE GROWTH EQUITY PORTFOLIO REVIEW FOR THE SIX MONTHS ENDING APRIL 30,
2000

The Heritage Growth Equity portfolio delivered solid performance numbers over the past six months because of positive gains mainly in the technology sector. The Fund also experienced gains in its consumer, communications, capital goods, and energy sectors. Several areas detracted from the Fund's performance over the past six-months. These sectors included health care and financials.

The Fund benefited from its overweight position in the technology sector. Some of our winners over the past six-months include Cisco Systems, National Semiconductor, LSI Logic, JDS Uniphase, E-Tek Dynamics, Microchip Technology, Intertrust Technologies, and Aspect Communications. Dell also positively contributed to the Fund's performance as well. Many of the Fund's technology holdings should benefit from the build-out not only of the Internet, but also the wireless and optical areas. While the overall technology sector performed well over the past six months, this was not true for all of the Fund's technology holdings. For example, Microsoft and Cadence Design Systems exhibited negative returns for the Fund's six-month performance. In spite of this, these two names remain in the portfolio as the long-term fundamentals of these two firms remain intact.

The consumer sector of the Fund added to the Fund's positive performance over the past six months. Home Depot, Omnicom, and Time Warner boosted the Fund's performance. After America Online (one of the Fund's holdings) announced its intention to purchase Time Warner, we decided to take profits and reinvest the proceeds in other names. The Fund's position in AOL remains intact however. One of our larger consumer names, Wal-Mart, was slightly negative for the Fund, as was our position in AMFM. Both names remain in the Fund, as they are clear leaders in their competitive spheres. We eliminated Clorox and Kohl's because of their deteriorating fundamentals.

The communications sector made a slight positive contribution as well with gains in Nortel, Nokia, and Broadwing. One of our long-running growth themes is the development of the wireless area in the communications sector. We are actively seeking other potential winners in this area.

The Fund also had positive performances from two of its smaller sector weightings, capital goods and energy. While the capital goods area is not a large component of the Heritage Growth Equity Fund, it made a positive contribution during this recent six-month time period. One of the Fund's larger positions, General Electric, also proved to be positive for performance. The Fund is underweighted in energy stocks as well. We added Cooper Cameron, Enron, and Smith International to take advantage of a cyclical upturn in energy-related stocks. These names provided some nice gains at the margin to the Fund's performance.

Health care has been a difficult sector in which to invest over the past six months and the Fund's holdings have suffered as a result. Uncertainty over government reimbursements for Medicare and Medicaid has caused many investors to shun these fundamentally sound, health care companies. For example, the Fund's holdings in Pfizer, Merck, Johnson & Johnson, Schering-Plough, Bristol-Myers Squibb, and Lilly contributed to the underperformance of the Fund's health care sector. Nevertheless, Baxter International, Medtronic, and Guidant managed to generate positive performance over the six months ending April 30, 2000.

Investors' fears over rising interest rates caused the financial sector weighting to detract from the Fund's overall positive performance. High quality names such as American Express, Goldman Sachs, and Freddie

Mac did not perform as well as we had hoped. On the positive side, the Fund's holdings in Citigroup and AIG helped offset the overall weakness in the sector. As long as interest rates continue to move upward, the financial holdings in the Fund will most likely remain under negative pressure. Despite the near-term underperformance of our financial sector holdings, we remain confident about the long-term prospects for the names in this group.

CONCLUSION

Looking ahead to the next six months, we believe that there is a limit as to how far the Federal Reserve can raise short-term interest rates. If interest rates are raised too high, there are several potential negative outcomes that the financial markets will find unsettling, especially with regards to trade. First, the U.S. dollar could become so strong as to weaken U.S. exports to overseas markets. When U.S. exports become even more expensive to buy, foreign consumers will purchase fewer U.S. goods. Naturally, this is bad news for U.S. multi-nationals that depend on exports to grow their overall businesses. Higher U.S. interest rates may also limit the extent to which European and Asian economies could grow over the short term.

We believe the long-term outlook for the market is favorable based upon several factors. Not only are there strong fundamentals, but also the actions of the Federal Reserve to prevent the economy from overheating appear to be having an effect. In addition, we still see strong earnings growth in the companies in which we prefer to invest. It is a company's earnings, as knowledgeable investors know, that ultimately drives valuation. We remain convinced that the real risk to investors is attempting to "time" the best period to invest in the market. We thank you for investing with us and look forward to working with you in the years to come.


                                        Sincerely,

                                        /s/ ASHI PARIK
                                        --------------
                                        Ashi Parikh
                                        Managing Director
                                        Eagle Asset Management, Inc.
                                        Portfolio Manager, Growth Equity Fund

--------------------------------------------------------------------------------
                   HERITAGE SERIES TRUST - GROWTH EQUITY FUND
                              INVESTMENT PORTFOLIO
                                 APRIL 30, 2000
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                                               MARKET
   SHARES                                                      VALUE
   ------                                                      ------
COMMON STOCKS--99.0%
--------------------
  ANALOG SEMICONDUCTORS -- 5.7%
  -----------------------------
     251,550     National Semiconductor
                  Corporation* ..........................   $15,281,662
                                                            -----------
  BANKS -- 1.6%
  -------------
      71,500     Citigroup Inc. .........................     4,249,781
                                                            -----------
  BROADCASTING -- 1.4%
  --------------------
      57,700     AMFM Inc.* .............................     3,829,838
                                                            -----------
  CHEMICALS -- 0.4%
  -----------------
      25,000     Immunex Corporation* ...................       984,375
                                                            -----------
  COMMUNICATION SEMICONDUCTORS -- 2.9%
  ------------------------------------
      73,750     JDS Uniphase Corporation* ..............     7,646,952
                                                            -----------
  COMMUNICATION SERVICES -- 0.5%
  ------------------------------
      24,900     AT&T Wireless Group* ...................       792,131
      65,950     GoAmerica, Inc.* .......................       655,378
                                                            -----------
                                                              1,447,509
                                                            -----------
  COMMUNICATION EQUIPMENT -- 9.2%
  -------------------------------
     165,100     Cisco Systems, Inc.* ...................    11,446,073
      90,200     Nokia Corporation, Sponsored
                  ADR, Class "A" ........................     5,130,124
      48,500     Nortel Networks Corporation* ...........     5,492,625
       8,000     SDL, Inc.* .............................     1,560,000
      10,750     Teradyne, Inc.* ........................     1,182,500
                                                            -----------
                                                             24,811,322
                                                            -----------
  COMPUTER EQUIPMENT -- 4.5%
  --------------------------
     214,700     Dell Computer Corporation* .............    10,761,838
      21,750     Gateway Inc.* ..........................     1,201,687
                                                            -----------
                                                             11,963,525
                                                            -----------
  COMPUTER PERIPHERAL EQUIPMENT -- 4.1%
  -------------------------------------
      57,900     EMC Corporation* .......................     8,044,481
     103,600     Interlink Electronics Inc.* ............     3,108,000
                                                            -----------
                                                             11,152,481
                                                            -----------
  COMPUTER SYSTEMS DESIGN -- 2.9%
  -------------------------------
     204,650     Cadence Design Systems, Inc.*...........     3,440,678
      46,700     Sun Microsystems, Inc.* ................     4,293,481
                                                            -----------
                                                              7,734,159
                                                            -----------
  ELECTRONIC EQUIPMENT -- 4.7%
  ----------------------------
      39,600     General Electric Company ...............     6,227,100
      82,250     Sycamore Networks Inc.* ................     6,456,625
                                                            -----------
                                                             12,683,725
                                                            -----------

                                                                 MARKET
    SHARES                                                       VALUE
    ------                                                    -----------
COMMON STOCKS (CONTINUED)
-------------------------
  FINANCIAL INSTITUTIONS -- 1.3%
  ------------------------------
       23,000     American Express Company ................    3,451,438
                                                               ---------
  INDUSTRIAL MEASURING DEVICES -- 6.3%
  ------------------------------------
      145,100     KLA-Tencor Corporation* .................   10,864,362
       94,800     Microchip Technology Inc.* ..............    5,883,525
                                                              ----------
                                                              16,747,887
                                                              ----------
  INFORMATION RETRIEVAL SERVICES -- 3.2%
  --------------------------------------
      103,500     America Online, Inc.* ...................    6,190,594
       46,850     Corillian Corporation* ..................      585,625
       13,200     YAHOO! Inc.* ............................    1,719,300
                                                              ----------
                                                               8,495,519
                                                              ----------
  INSURANCE -- 2.9%
  -----------------
       38,925     American International
                   Group, Inc. ............................    4,269,585
      211,000     MetLife, Inc.* ..........................    3,494,688
                                                              ----------
                                                               7,764,273
                                                              ----------
  LOGIC SEMICONDUCTORS -- 4.6%
  ----------------------------
       59,100     Intel Corporation .......................    7,494,619
       78,100     LSI Logic Corporation* ..................    4,881,250
                                                              ----------
                                                              12,375,869
                                                              ----------
  MACHINERY -- 6.9%
  -----------------
       96,800     Applied Materials Inc.* .................    9,855,450
      190,500     Lam Research Corporation* ...............    8,739,188
                                                              ----------
                                                              18,594,638
                                                              ----------
  MEDICAL EQUIPMENT -- 4.3%
  -------------------------
       40,300     Baxter International, Inc. ..............    2,624,537
       34,400     Guidant Corporation .....................    1,973,700
       60,800     Johnson & Johnson .......................    5,016,000
       33,800     Medtronic, Inc. .........................    1,755,488
                                                              ----------
                                                              11,369,725
                                                              ----------
  MEMORY & COMMODITY SEMICONDUCTORS -- 7.0%
  -----------------------------------------
      108,800     Atmel Corporation* ......................    5,324,400
       38,600     Fairchild Semiconductor
                  International Inc., Class "A"* ..........    1,833,500
       88,600     Integrated Device Technology
                   Inc.* ..................................    4,258,339
       29,300     Intersil Holding Corporation* ...........    1,025,500
      283,500     SCG Holding Corporation* ................    6,219,281
                                                              ----------
                                                              18,661,020
                                                              ----------
  MISCELLANEOUS SERVICES -- 2.7%
  ------------------------------
      150,600     Ceridian Corporation ....................    3,266,138
       93,800     Convergys Corporation* ..................    4,127,200
                                                              ----------
                                                               7,393,338

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                   HERITAGE SERIES TRUST - GROWTH EQUITY FUND
                              INVESTMENT PORTFOLIO
                                 APRIL 30, 2000
                                  (UNAUDITED)
                                  (CONTINUED)
--------------------------------------------------------------------------------

                                                          MARKET
  SHARES                                                  VALUE
  ------                                                ----------

COMMON STOCKS (CONTINUED)
-------------------------
  OIL & GAS -- 1.6%
  -----------------
      20,100   Cooper Cameron Corporation* ........   $ 1,507,500
      16,300   Enron Corporation ..................     1,135,906
      21,900   Smith International, Inc. ..........     1,664,400
                                                      -----------
                                                        4,307,806
                                                      -----------
  PHARMACEUTICAL -- 6.8%
  ----------------------
      39,100   American Home Products
                Corporation .......................     2,196,931
       8,000   Genentech Inc.* ....................       936,000
      53,500   Lexicon Genetics, Inc.* ............       521,625
      71,950   Merck & Company, Inc. ..............     5,000,525
     135,500   Pfizer, Inc. .......................     5,707,938
      93,500   Schering-Plough Corporation ........     3,769,219
                                                      -----------
                                                       18,132,238
                                                      -----------
  PLASTIC PRODUCTS -- 0.6%
  ------------------------
      39,500   Weatherford International, Inc.* .       1,604,688
                                                      -----------
  PROFESSIONAL SERVICES -- 1.2%
  -----------------------------
      35,050   Omnicom Group, Inc. ................     3,191,741
                                                      -----------
  RETAIL STORES -- 5.0%
  ---------------------
     111,650   Home Depot, Inc. ...................     6,259,378
     126,000   Wal-Mart Stores, Inc. ..............     6,977,250
                                                      -----------
                                                       13,236,628
                                                      -----------
  SECURITY DEALERS -- 1.1%
  ------------------------
      18,500   Goldman Sachs Group, Inc. ..........     1,725,125
      15,750   Morgan Stanley Dean Witter
                & Company .........................     1,208,813
                                                      -----------
                                                        2,933,938
                                                      -----------
  SOFTWARE -- 5.6%
  ----------------
     175,200   Microsoft Corporation* .............    12,220,200
       3,700   VeriSign, Inc.* ....................       515,688
      14,000   Veritas Software Corporation* ......     1,501,718
      16,200   Vignette Corporation* ..............       780,638
                                                      -----------
                                                       15,018,244
                                                      -----------
Total Common Stocks
 (cost $206,603,253) ............................     265,064,319
                                                                       MARKET
                                                                       VALUE
                                                                  --------------
REPURCHASE AGREEMENT -- 4.2%(a)
-------------------------------
Repurchase Agreement with State Street
Bank and Trust Company, dated
April 28, 2000 @ 5.60% to be repurchased
at $11,325,283 on May 01, 2000,
collateralized by $10,300,000 United
States Treasury Bonds, 7.25% due
May 15, 2016, (market value
$11,599,296 including interest)
(cost $11,320,000) ..........................................        11,320,000
                                                                     ----------
TOTAL INVESTMENT PORTFOLIO
 (cost $217,923,253)(b), 103.2%(a) ..........................       276,384,319
OTHER ASSETS AND LIABILITIES, net, (3.2%)(a) ................        (8,565,918)
                                                                   ------------
NET ASSETS, 100.0% ..........................................      $267,818,401
                                                                   ============
 ----------------------
 *  Non-income producing security.
(a) Percentages indicated are based on net assets.
(b) The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized appreciation of $58,461,066 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $61,489,140 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $3,028,074.
 ADR -- American Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                                                                    June 8, 2000

Dear Fellow Shareholders:

I'm pleased to report to you the performance for the Heritage Mid Cap Stock Fund (the "Fund") for the six-month period ended April 30, 2000. During this period your Fund's Class A Shares return was +37.5%*, surpassing the Standard & Poor's MidCap 400 Index (the "S&P MidCap Index") by over 16%. For the one year period ended April 30, 2000, the Class A Shares of your Fund had a positive return of +50.9%* compared to 23.5% for the S&P MidCap Index.

OVERVIEW

With a $1.9 billion median market cap, the Fund has the same median market capitalization as the S&P MidCap Index. This compares to an average median market capitalization of $10 billion for the largest 50 mid-cap growth funds and mid-cap blend mutual funds (source: Microsoft Investor). Clearly, other mutual fund managers are much larger than the indices. Our emphasis on finding unknown undervalued stocks leads us to smaller stocks in the mid-cap universe.

With approximately 30% of our Fund in technology, we are in-line with most large mid-cap blend funds. The 25 largest mid-cap growth funds generally have 50-60% of their assets in technology (source: Microsoft Investor). We are a diversified "stock-pickers" fund. We generally have market weights or a slight overweight in industrial stocks, energy stocks, finance stocks, and health care stocks. Our chronic overweighting in media stocks is usually balanced by underweighting in traditional consumer cyclical stocks such as retail.

SOME NOTES ON FUND PERFORMANCE

Stock market performance during most of 1999 and the first two months of 2000 was primarily a result of extremely strong performance in technology and biotechnology stocks. Stocks without any operating history or earnings did well--depending on the sector, non-earnings stocks were up between 100 and 200 percent in 1999.

The differential performance in the growth and value indices highlights the narrowness of the market. On a trailing-12 month basis through April 30, 2000, the growth part of the S&P MidCap Index was up 40% while its value counterpart gained 3%.

The narrowness continued the first two months of the year with an astounding 23% gap between the mid-cap growth and mid-cap value indices -15% versus -8%. Despite several increases in short-term rates, the general belief was that new economy stocks were impervious to economic influences.

We have never seen a period where momentum investing worked so well.

FUND COMPOSITION

Since the only non-earnings stocks we are able to own (given our philosophy) are cash-flow rich media stocks and telecommunications stocks, we were fortunate to hold our own in 1999 and the first part of the year 2000. Media companies that had new economy implications such as Pegasus Communications (satellite provider), GM Hughes (satellite provider), Emmis Communications (radio), Westwood One (radio), Nielsen Media Research (TV and Internet Ratings), TeleCorp (PCS), Price Communications (wireless), Lamar (billboards), National Computer (education), Primedia (magazines and business-to-business internet), Penton Media (trade shows), Telephone and Data (wireless), Western Wireless (wireless), and SBS communications (TV and internet) contributed greatly to our performance.

We strive to own a market weight in technology with an emphasis on firms that have earnings. Our holdings in technology have been concentrated in relatively low multiple contract manufacturing firms (Plexus, Act, SCI, Sanmina), semi-conductor companies (Varian, LSI, Vishay, Lattice, Amkor, Fairchild), electronic distributors (Arrow), and electronic component manufacturers (Xircom, Commscope, Zebra, Symbol).

----------------
* Calculated without the imposition of either front-end or contingent deferred sales charges.

We find it difficult to invest directly in the new Internet computing paradigm, as most of these stocks are quite big and expensive. Two sectors - Web software and networking - are very visible beneficiaries of the Internet Revolution. For instance, the six leading newcomers in Web software and/or communications infrastructure (Siebel, Veritas, Verisign, BEA Systems, Check Point, and Brocade) average $24 billion in market cap. Four out of these six (BEA Systems, Check Point, Verisign, and Brocade) are in either the small or mid-cap indices. Even after the severe tech correction in March and April, these stocks sell at 516 times earnings per share ("EPS") or 58 times ("58x") sales!

At 50x earnings, we own Visual Networks, a leading provider of monitoring software for the Internet. Other software holdings with reasonable relative multiples include Adobe (53x EPS), Sungard Data Systems (18x), Concord EFS
(18x) and Advent (50x). Our experience with inexpensive software firms (<25x
EPS) such as Synopsis (electronic design software), Micros (hospital software), and Kronos' time management software) has been frustrating at best. Clearly, most of the incremental software spending is going towards the Internet and most software business models need a net-centric emphasis to succeed.

At 10%, we are slightly underweighted in the finance sector compared to the S&P MidCap Index. For the most part, our finance holdings performed in line with the value indices during 1999 and until recently have not added to performance. Stocks like Radian (private mortgage insurance), Stancorp Financial (disability insurance), SEI Investments (investments) and Federated (investments) rebounded strongly in March and April, and are up 21%, 20%, 28% and 55%, respectively. Both SEI and Federated have large bond business and are not geared to the stock market. As we feel we are late in the credit cycle, we own very few credit-related stocks such as credit cards or banks. A major disappointment in the Fund was long-term holding Protective Life. Protective missed earnings for the first time in 10 years. We sold the stock as we suspect their problems might be longer term in nature.

At 12-13% health-care, we are in line with market weights. Unlike many funds, we do not own biotechnology stocks and most of our health care stocks are at low or reasonable multiples. Examples include: Lincare (respiratory therapy, 12x), Datascope (cardiac devices, 18x), Varian Medical (cancer treatment 23x), Patterson Dental (dental supplies, 24x), Sybron (lab equipment 18x) and Quest (lab diagnostics, 27x). Varian and Quest have been our real winners in this sector this year, with Varian and Quest up 42% and 83%, respectively. Our only non-earnings stock was Novoste, a cardiac medical device company. We sold the stock when the company came out with positive news with their final product trials. Novoste now faces the difficult task of growing revenue and earnings.

A BIG CHANGE IN THE MARKET

The NASDAQ Composite Index declined 18% during March and April 2000 versus a 6.3% increase in the S&P 500 (driven by value stocks). Due to our diversity, our Fund was up 7.8%. Clearly, our Fund is not making the same bet on technology that other funds are making. The largest midcap growth fund in the industry was down -5.5% in this period while the largest mid-cap blend fund was down -4.7%. For reference, the largest value fund was up 9.2% (Source:
Microsoft Investor).

Furthermore, most stocks outside of technology have done very little for three years. If the market broadens, diversified funds like ours stand to benefit.

As always, we thank you for your support and we will always strive to add value for the benefit of all of us as shareholders.


                                        Sincerely,

                                        /s/ TODD L. MCCALLISTER
                                        -----------------------
                                        Todd L. McCallister
                                        Senior Vice President
                                        Eagle Asset Management, Inc.
                                        Portfolio Manager, Mid Cap Stock Fund

--------------------------------------------------------------------------------
                   HERITAGE SERIES TRUST - MID CAP STOCK FUND
                              INVESTMENT PORTFOLIO
                                 APRIL 30, 2000
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                                      MARKET
  SHARES                                              VALUE
  ------                                            ---------

 COMMON STOCKS--97.2%(a)
 -----------------------
  BROADCASTING -- 7.5%
  --------------------
   8,000     Cablevision Systems Corporation,
              Class "A"* ........................   $ 541,500
  17,700     Insight Communications
              Company, Inc.* ....................     360,638
  14,800     Lodgenet Entertainment
              Corporation* ......................     381,100
  29,150     Price Communications
              Corporation* ......................     590,287
  30,625     Saga Communications Inc.,
              Class "A"* ........................     620,156
                                                    ---------
                                                    2,493,681
                                                    ---------
  COMMUNICATION SERVICES -- 6.8%
  ------------------------------
   9,500     Adelphia Business Solutions
              Inc.* .............................     332,500
  12,000     Commonwealth Telephone
              Enterprises Inc. ..................     582,750
  14,000     Crown Castle International
              Corporation* ......................     537,250
   9,700     MDSI Mobile Data Solutions Inc.*....     339,500
  12,500     Telesystem International Wireless
              Inc., Sponsored ADR* ..............     412,500
                                                    ---------
                                                    2,204,500
                                                    ---------
  COMMUNICATIONS EQUIPMENT -- 3.7%
  --------------------------------
  16,000     Commscope, Inc.* ...................     760,000
   5,300     Gilat Satellite Networks Ltd* ......     455,137
                                                    ---------
                                                    1,215,137
                                                    ---------
  COMPUTER EQUIPMENT -- 1.3%
  ---------------------------
  18,000     International Game Technology ......     438,750
                                                    ---------
  COMPUTER PERIPHERAL EQUIPMENT -- 2.9%
  -------------------------------------
   9,300     Xircom Inc.* .......................     366,768
  10,400     Zebra Technologies Corporation,
              Class "A"* ........................     592,800
                                                    ---------
                                                      959,568
                                                    ---------
  COMPUTER SYSTEMS DESIGN -- 7.0%
  -------------------------------
  23,000     National Computer Systems
              Inc. ..............................   1,183,062
   6,400     SEI Investments Company ............     764,000
   9,300     Visual Networks, Inc.* .............     362,700
                                                    ---------
                                                    2,309,762
                                                    ---------
  CONSTRUCTION & CONSTRUCTION PRODUCTS -- 1.5%
  --------------------------------------------
  15,100     Elcor Corporation ..................     480,369
                                                    ---------
  ELECTRONIC EQUIPMENT -- 9.4%
  ----------------------------
  11,200     ACT Manufacturing Inc.* ............     407,400


                                                        MARKET
  SHARES                                                VALUE
  ------                                             ----------

 COMMON STOCKS (CONTINUED)
 -------------------------
  ELECTRONIC EQUIPMENT (CONTINUED)
  --------------------------------
   8,400     Amphenol Corporation
              Class "A"* .........................     535,500
   8,700     Plexus Corporation* .................     666,637
   5,800     Sanmina Corporation* ................     348,363
  10,600     Varian Semiconductor
              Equipment Associates, Inc.* ........     712,850
   4,700     Vishay Intertechnology, Inc.* .......     394,213
                                                     ---------
                                                     3,064,963
                                                     ---------
  HEALTH CARE -- 2.2%
  -------------------
  23,500     Lincare Holdings, Inc.* .............     716,750
                                                     ---------
  INDUSTRIAL MEASURING DEVICES -- 3.9%
  ------------------------------------
   5,100     General Motors Corporation,
              Class "H" ..........................     491,194
  11,400     Roper Industries Inc. ...............     359,100
   8,000     SCI Systems Inc.* ...................     426,000
                                                     ---------
                                                     1,276,294
                                                     ---------
  INFORMATION RETRIEVAL SERVICES -- 1.2%
  --------------------------------------
  11,800     CNET Networks, Inc.* ................     407,838
                                                     ---------
  INSURANCE -- 3.1%
  -----------------
  11,000     Radian Group Inc. ...................     560,313
  16,500     Stancorp Financial Group ............     480,563
                                                     ---------
                                                     1,040,876
                                                     ---------
  LOGIC SEMICONDUCTORS -- 2.0%
  ----------------------------
   6,000     Lattice Semiconductor
              Corporation* .......................     404,250
   4,200     LSI Logic Corporation* ..............     262,500
                                                     ---------
                                                       666,750
                                                     ---------
  MEDICAL EQUIPMENT -- 8.9%
  -------------------------
  32,500     Edwards Lifesciences
              Corporation* .......................     487,500
  12,000     Patterson Dental Company* ...........     577,500
  36,000     Sybron International Corporation*       1,120,500
  19,000     Varian Medical Systems Inc.* ........     760,000
                                                     ---------
                                                     2,945,500
                                                     ---------
  MEMORY & COMMODITY SEMICONDUCTORS -- 3.4%
  -----------------------------------------
   7,000     Amkor Technology, Inc.* .............     428,312
  15,000     Fairchild Semiconductor
              International Inc., Class "A"* .....     712,500
                                                     ---------
                                                     1,140,812
                                                     ---------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                   HERITAGE SERIES TRUST - MID CAP STOCK FUND
                              INVESTMENT PORTFOLIO
                                 APRIL 30, 2000
                                  (UNAUDITED)
                                  (CONTINUED)
--------------------------------------------------------------------------------

                                                      MARKET
  SHARES                                              VALUE
  ------                                              -------

 COMMON STOCKS (CONTINUED)
 -------------------------
  METAL PRODUCTS 3.0%
  -------------------
   6,200     Alliant Techsystems, Inc.* .........   $ 431,675
  20,000     Aptargroup Inc. ....................     570,000
                                                    ---------
                                                    1,001,675
                                                    ---------
  MISCELLANEOUS SERVICES -- 5.4%
  ------------------------------
  22,000     Concord EFS, Inc.* .................     492,250
  11,500     H&R Block, Inc. ....................     480,843
  12,750     Iron Mountain Inc.* ................     446,250
   3,700     Jupiter Communications Inc* ........      96,431
  10,600     NetRatings, Inc.* ..................     280,900
                                                    ---------
                                                    1,796,674
                                                    ---------
  OIL & GAS -- 2.0%
  -----------------
  16,000     Newfield Exploration Company .......     650,000
                                                    ---------
  OTHER INVESTMENT COMPANIES -- 1.4%
  ----------------------------------
  16,500     Federated Investors, Inc.,
              Class "B" .........................     466,125
                                                    ---------
  PHARMACEUTICAL -- 2.2%
  ----------------------
  12,800     Quest Diagnostics Inc.* ............     744,800
                                                    ---------
  POLLUTION CONTROL -- 1.2%
  -------------------------
  19,000     Stericycle Inc.* ...................     399,000
                                                    ---------
  PRINTING & PUBLISHING -- 5.7%
  -----------------------------
  16,000     Harte-Hanks Communications,
              Inc. ..............................     396,000
  30,000     John Wiley & Sons, Inc., Class "A"       517,500
  16,500     Primedia Inc.* .....................     344,438
  18,000     Valassis Communications, Inc. ......     613,125
                                                    ---------
                                                    1,871,063
                                                    ---------
  PROFESSIONAL SERVICES -- 5.2%
  -----------------------------
   9,000     Catalina Marketing Corporation* ....     911,250
  16,000     Core Laboratories N.V.,
              Sponsored ADR* ....................     454,000
  14,000     Penton Media Inc. ..................     368,375
                                                    ---------
                                                    1,733,625
                                                    ---------
  RETAIL STORES -- 2.4%
  ---------------------
   9,300     BJ's Wholesale Club, Inc.* .........     329,568
  25,000     Family Dollar Stores Inc. ..........     476,563
                                                    ---------
                                                      806,131
                                                    ---------
  SOFTWARE -- 3.9%
  ----------------
   3,000     Adobe Systems Inc. .................     362,813
  10,400     Advent Software, Inc.* .............     546,000
  11,500     SunGard Data Systems Inc.* .........     397,469
                                                    ---------
                                                    1,306,282
                                                    ---------
                                                                       MARKET
                                                                       VALUE
                                                                   ------------
COMMON STOCKS (CONTINUED)
-------------------------
Total Common Stocks
 (cost $27,827,017)..........................................       32,136,925

REPURCHASE AGREEMENT--3.2%(a)
-----------------------------
Repurchase Agreement with State Street Bank
and Trust Company, dated April 28, 2000
@ 5.60% to be repurchased at $1,050,490 on
May 01, 2000, collateralized by $960,000
United States Treasury Bonds, 7.25% due
May 15, 2016, (market value $1,081,099
including interest) (cost $1,050,000) .......................        1,050,000
                                                                   -----------
TOTAL INVESTMENT PORTFOLIO
(cost $28,877,017)(b), 100.4%(a).............................       33,186,925
OTHER ASSETS AND LIABILITIES, net, (0.4%)(a) ................         (133,833)
                                                                   -----------
NET ASSETS, 100% ............................................      $33,053,092
                                                                   ===========
----------------------
 *  Non-income producing security.
(a) Percentages indicated are based on net assets.
(b) The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized appreciation of $4,309,908 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $5,385,441 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $1,075,533.
ADR -- American Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                                                                   June 7, 2000

Dear Fellow Shareholders:

During the six-month period ending April 30, 2000, the Heritage Series Trust - Small Cap Stock Fund (the "Fund") Class A Shares returned 24.3%* versus 18.7% for the Russell 2000 Index.

During the period, the Fund's growth oriented investments generally outperformed value oriented investments, so that our higher growth holdings helped the Fund's performance more than it's deeper value investments did. It is important to note that as we approached the end of the reporting period, the phenomenon reversed itself somewhat as value investments outperformed growth investments from mid-March through April 30th.

In terms of industry sectors, Awad's portion of the Fund's holdings was helped by participation in medical equipment, publishing, security dealers, computer equipment, pharmaceuticals and electronic equipment industries. Conversely, investments in healthcare and wholesale products negatively influenced our portion of the portfolio.

In terms of individual securities, Investors Financial Services, LTX Corporation, Zebra Technologies, John Wiley & Sons, Silicon Storage and Penton Media had the largest positive impact on our portion of the portfolio. All of these securities improved in price as investors became aware of the magnitude of their earnings.

On the other hand, Audible, Eclipsys and Capital Crossing were a deterrent to performance. Audible and Capital Crossing went down in price for no logical reason; transitory market sentiment was responsible. On the other hand, Eclipsys reported disappointing earnings due to a difficult healthcare industry environment.

As the reporting period ended, the market began to shift away from a momentum environment with special interest in technology to a more broadly based market where relative value has become more critical. This change should be helpful to the Fund, which has a value and growth at a reasonable price investment orientation.

Going forward, we believe that strong earnings and a stabilization of interest rates should be helpful to security prices. Equally importantly, we believe the migration to a relative value market should be particularly helpful to our portion of the Fund, as our research-oriented approach to investing becomes more relevant during balanced markets.

We look forward to doing well for our shareholders.


                                                Sincerely,

                                                /s/ JAMES D. AWAD
                                                -----------------
                                                James D. Awad
                                                Chairman
                                                Awad Asset Management, Inc.
                                                Portfolio Manager, Small Cap
                                                Stock Fund

----------------
* Calculated without the imposition of either front-end or contingent deferred sales charges.

                                                                  June 13, 2000

Dear Fellow Shareholders:

For the six-month period ended April 30, 2000, Heritage Series Trust-Small Cap Stock Fund (the "Fund") Class A Shares were up 24.3%*, outperforming the Russell 2000 Index, which was up 18.7% for the period.

Aiding our performance was the decision six-months ago to increase our weighting in the Technology sector, as this was our best performing sector. Over the past six-months, technology stocks alone have contributed over 50% of the gains in the Russell 2000. Currently we are weighted approximately 29% in Technology.

By far our biggest winner for the period was Coherent, a lasers/optics technology company that rose dramatically due in part to a strong earnings report and increased attention in the market to fiber optics companies. Southwest Securities, a financial services firm, performed well after announcing solid quarterly earnings and revenues. Gentex, which makes auto-dimming rear view mirrors for automobiles, reported record revenues for the fourth quarter of 1999 and record earnings for the year. Next Level Communications, which designs and markets high-speed, high-volume and broadband communications equipment, announced strong revenue growth. Finally, biotech firm Collateral Therapeutics announced positive results on several clinical trials, including gene therapy for patients with coronary artery disease and heart failure.

Sykes Enterprises was our worst performer after the company announced disappointing earnings and subsequently announced a restatement of 1999 earnings as well as lowered future earnings estimates. Navigant Consulting declined after the company disclosed improper loans granted to certain officers, who were subsequently dismissed, and earnings expectations were sharply lowered by the new management team. Metrocall declined largely due to a broad sell-off in technology stocks in April, although the company has announced good earnings.

Over the short term, interest rate concerns may continue to pressure the market; however, rates should peak later in the summer leading to a strong rally. We are comfortable with how our portion of the portfolio is positioned going forward, with an expected 2000 earnings per share growth rate of approximately 30% and a price to 2000 earnings ratio of just 18 times as of April 30, 2000. For the most part, our holdings had very positive first quarter earnings announcements and we expect the companies to continue performing well.

As always we will endeavor to do our best for shareholders.


                                      Sincerely,

                                      /s/ BERT BOKSEN
                                      ---------------
                                      Bert Boksen
                                      Senior Vice President
                                      Eagle Asset Management, Inc.
                                      Portfolio Manager, Small Cap Stock Fund

----------------
* Calculated without the imposition of front-end or contingent deferred sales charges.

--------------------------------------------------------------------------------
                  HERITAGE SERIES TRUST - SMALL CAP STOCK FUND
                              INVESTMENT PORTFOLIO
                                 APRIL 30, 2000
                                  (UNAUDITED)
--------------------------------------------------------------------------------
                                                            MARKET
   SHARES                                                   VALUE
   ------                                                  ----------

COMMON STOCKS--91.8%(a)
-----------------------
  ANALOG SEMICONDUCTORS--0.8%
  ---------------------------
      20,000     Burr-Brown Corporation ................   $1,362,500
                                                           ----------
  AUTOMOTIVE -- 1.8%
  ------------------
     100,000     Gentex Corporation* ...................    3,225,000
                                                           ----------
  BANKS -- 3.1%
  -------------
     115,900     Capital Crossing Bank* ................    1,180,731
     100,000     Commercial Federal Corporation             1,556,250
     100,000     ITLA Capital Corporation* .............    1,368,750
      85,000     North Fork Bancorporation .............    1,375,938
                                                           ----------
                                                            5,481,669
                                                           ----------
  COMMUNICATION SERVICES -- 2.8%
  ------------------------------
     117,500     Alaska Communications Systems
                  Group Inc.* ..........................    1,410,000
      60,000     American Tower Corporation,
                  Class "A" ............................    2,790,000
     139,000     Metrocall, Inc.* ......................      834,000
                                                           ----------
                                                            5,034,000
                                                           ----------
  COMMUNICATIONS EQUIPMENT -- 6.4%
  --------------------------------
      54,000     Ancor Communications Inc.* ............    1,630,125
      10,000     C-Cube Microsystems Inc.* .............      642,500
      51,500     Commscope, Inc.* ......................    2,446,250
      77,000     International Fibercom Inc.* ..........    1,400,438
      59,000     LTX Corporation* ......................    2,699,250
      55,000     Sawtek, Inc.* .........................    2,629,688
                                                           ----------
                                                           11,448,251
                                                           ----------
  COMPUTER EQUIPMENT -- 0.2%
  --------------------------
      25,000     Maxtor Corporation* ...................      298,438
     185,000     Quantum Corporation--Hard
                 Disk Drive Group* .....................    2,162,188
                                                           ----------
                                                            2,460,626
                                                           ----------
  COMPUTER PERIPHERAL EQUIPMENT -- 4.7%
  -------------------------------------
     150,000     Avid Technology, Inc.* ................    2,062,500
      25,050     Interlink Electronics Inc.* ...........      751,500
     139,875     Printronix, Inc.* .....................    2,535,234
      23,000     Xircom Inc.* ..........................      907,063
      38,500     Zebra Technologies Corporation,
                  Class "A" ............................    2,194,500
                                                           ----------
                                                            8,450,797
                                                           ----------
  COMPUTER SYSTEMS DESIGN -- 3.3%
  -------------------------------
      50,000     Affiliated Computer Services
                  Inc.* ................................    1,656,250
      63,962     Eclipsys Corporation* .................      511,696
     197,500     Health Management Systems,
                  Inc.* ................................      777,656
      75,000     INSpire Insurance Solutions, Inc.*           225,000

                                                               MARKET
    SHARES                                                     VALUE
    ------                                                   ----------

COMMON STOCKS--(CONTINUED)
--------------------------
  COMPUTER SYSTEMS DESIGN-- (CONTINUED)
  -------------------------------------
       53,500     National Computer Systems
                   Inc. ..................................    2,751,906
                                                              ---------
                                                              5,922,508
                                                              ---------
  EDUCATION -- 2.3%
  -----------------
      116,250     New Horizons Worldwide, Inc.* ..........    2,048,906
      100,000     Strayer Education, Inc. ................    2,056,250
                                                              ---------
                                                              4,105,156
                                                              ---------
  ELECTRONIC EQUIPMENT -- 6.1%
  ----------------------------
      200,000     Artesyn Technologies, Inc.* ............    4,850,000
       80,000     Ems Technologies Inc* ..................    1,430,000
       50,000     Paradyne Networks, Inc.* ...............    1,409,375
       80,000     Universal Electronics, Inc.* ...........    1,640,000
      100,000     Windmere-Durable Holdings ..............    1,606,250
                                                              ---------
                                                             10,935,625
                                                             ----------
  ENTERTAINMENT -- 0.8%
  ---------------------
       83,750     World Wrestling Federation
                  Entertainment Inc.* ....................    1,428,983
                                                             ----------
  FINANCIAL INSTITUTIONS -- 5.6%
  ------------------------------
      196,000     Doral Financial Corporation ............    2,339,750
       95,000     Investors Financial Services
                   Corporation ...........................    7,754,375
                                                             ----------
                                                             10,094,125
                                                             ----------
  FOOD -- 1.4%
  ------------
       70,000     Corn Products International, Inc. ......    1,680,000
      100,000     Del Monte Foods Company* ...............      887,500
                                                             ----------
                                                              2,567,500
                                                             ----------
  HEALTH CARE -- 0.1%
  -------------------
       46,325     Horizon Health Corporation* ............      266,368
                                                             ----------
  HOTELS, MOTELS & INNS -- 0.3%
  -----------------------------
      150,000     Lodgian, Inc. ..........................      459,375
                                                             ----------

  INDUSTRIAL MEASURING DEVICES -- 0.9%
  ------------------------------------
       45,000     SBS Technologies Inc.* .................    1,552,500
                                                             ----------
  INFORMATION RETRIEVAL SERVICES -- 3.0%
  --------------------------------------
      139,000     Audible Inc.* ..........................      842,688
       75,000     Nova Corporation* ......................    2,371,875
                                                             ----------
                                                              3,214,563
                                                             ----------
    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                  HERITAGE SERIES TRUST - SMALL CAP STOCK FUND
                              INVESTMENT PORTFOLIO
                                 APRIL 30, 2000
                                  (UNAUDITED)
                                  (CONTINUED)
--------------------------------------------------------------------------------

                                                         MARKET
  SHARES                                                 VALUE
  ------                                              ----------

 COMMON STOCKS--(CONTINUED)
 --------------------------
  INSURANCE -- 2.0%
  -----------------
   89,375     Annuity and Life Re
               (Holdings), Ltd. ...................    1,932,734
  105,000     Presidential Life Corporation .......    1,671,797
                                                       ---------
                                                       3,604,531
                                                       ---------
  LEATHER GOODS -- 2.2%
  ---------------------
  310,000     Genesco Inc.* .......................    4,010,625
                                                       ---------
  MACHINERY -- 2.5%
  -----------------
   53,500     Astec Industries, Inc.* .............   $1,344,188
   55,000     Bell & Howell Company* ..............    1,460,937
   70,000     Kaydon Corporation ..................    1,636,250
                                                      ----------
                                                       4,441,375
                                                      ----------
  MEDICAL EQUIPMENT -- 4.5%
  -------------------------
  123,456     Angiosonics, Inc. (b)* ..............       39,506
   91,200     Coherent, Inc.* .....................    5,272,500
   61,000     Cytyc Corporation* ..................    2,729,750
                                                      ----------
                                                       8,041,756
                                                      ----------
  MEMORY & COMMODITY SEMICONDUCTORS -- 2.2%
  -----------------------------------------
   41,000     Silicon Storage Technology
               Inc.* ..............................    3,997,500
                                                      ----------
  MISCELLANEOUS SERVICES -- 6.3%
  ------------------------------
  120,000     Interim Services, Inc.* .............    2,055,000
   55,000     Iron Mountain Inc.* .................    1,925,000
   50,000     Korn/Ferry International* ...........    1,325,000
   69,000     StarTek, Inc.* ......................    3,544,875
   46,000     Steiner Leisure, Ltd.* ..............      925,750
  195,000     Telespectrum Worldwide Inc.*               962,813
   22,500     Teletech Holdings Inc.* .............      734,063
                                                      ----------
                                                      11,472,501
                                                      ----------
  OIL & GAS -- 0.8%
  -----------------
   80,000     Global Industries Ltd.* .............    1,140,000
   12,500     Pride International, Inc.* ..........      282,813
                                                      ----------
                                                       1,422,813
                                                      ----------
  PHARMACEUTICAL -- 3.3%
  ----------------------
  105,000     Collateral Therapeutics, Inc.* ......    2,572,500
   45,000     Emisphere Technologies Inc.* ........    1,847,108
   50,000     Lexicon Genetics, Inc.* .............      487,500
   35,000     Medical Manager                          1,120,000
               Corporation* ........................
   44,444     SurVivaLink Corporation (b)*               13,333
                                                      ----------
                                                       6,040,441
                                                      ----------
  POLLUTION CONTROL -- 1.0%
  -------------------------
  180,000     IMCO Recycling, Inc. ................    1,856,250
                                                      ----------

                                                             MARKET
   SHARES                                                    VALUE
   ------                                                 -----------

COMMON STOCKS--(CONTINUED)
--------------------------
  PRINTING & PUBLISHING -- 6.7%
  -----------------------------
       90,000     Cunningham Graphics
                   International, Inc.* ...............     2,160,000
       40,000     Houghton Mifflin Company ............     1,662,500
      215,200     John Wiley & Sons, Inc., Class
                   "A" ................................     3,712,200
      100,000     Mail-Well, Inc.* ....................       893,750
      137,000     Penton Media Inc. ...................     3,604,813
                                                            ---------
                                                           12,033,263
                                                           ----------
  PROFESSIONAL SERVICES -- 0.5%
  -----------------------------
      101,500     Ventiv Health Inc.* .................     1,072,094
                                                           ----------
  REAL ESTATE INVESTMENT TRUSTS -- 1.2%
  -------------------------------------
      110,000     Meristar Hospitality Corporation          2,172,500
                                                           ----------
  RETAIL STORES -- 3.3%
  ---------------------
      130,000     Bradlees Inc. .......................       650,000
      260,000     Cash America International, Inc.          2,340,000
       63,500     Tech Data Corporation* ..............     2,663,031
       97,500     U.S. Vision, Inc.* ..................       225,469
                                                           ----------
                                                            5,878,500
                                                           ----------
  SECURITY DEALERS -- 4.1%
  ------------------------
       85,000     Dain Rauscher Corporation* ..........     5,264,687
       55,000     Investment Technology Group
                   Inc.* ..............................     2,062,500
                                                           ----------
                                                            7,327,187
                                                           ----------
  SOFTWARE -- 5.9%
  ----------------
       26,500     Barra Inc* ..........................     1,116,312
       22,000     BSQUARE Corporation* ................       385,000
       85,000     Cerner Corporation* .................     1,875,313
      165,000     Datastream Systems, Inc.* ...........     2,310,000
        5,000     Intertrust Technologies
                   Corporation* .......................       115,000
       40,000     Research In Motion Ltd.* ............     1,700,000
       75,000     S3 Incorporated.* ...................     1,054,688
       50,000     Transaction Systems Architects
                   Inc., Class "A"* ...................       815,625
       30,000     Wind River Systems, Inc.* ...........     1,280,625
                                                          -----------
                                                           10,652,563
                                                          -----------
  WHOLESALE PRODUCTS -- 1.7%
  --------------------------
      130,000     Hughes Supply, Inc. .................     1,982,500
       20,800     Martin Marietta Materials,
                   Inc. ...............................     1,102,400
                                                          -----------
                                                            3,084,900
                                                          -----------
  Total Common Stocks (cost $143,708,434)                 165,118,345
                                                          -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                  HERITAGE SERIES TRUST - SMALL CAP STOCK FUND
                              INVESTMENT PORTFOLIO
                                 APRIL 30, 2000
                                  (UNAUDITED)
                                  (CONTINUED)
--------------------------------------------------------------------------------

        PRINCIPAL                                      MARKET
         AMOUNT                                        VALUE
        ---------                                    ----------

COMMON STOCKS--(CONTINUED)
--------------------------
    CONVERTIBLE BONDS -- 0.3%(a)
    ----------------------------
    MEDICAL EQUIPMENT -- 0.3%
    -------------------------
     1,000,000    Angeion Corporation,
                   7.5%, 04/15/03 (b) ..........  $    550,000
                                                  ------------
Total Convertible Bonds
(cost $100,000,000).............................       550,000
                                                  ------------
Total Investment Portolio excluding
  repurchase agreement
  (cost $144,708,434)...........................   165,668,345


REPURCHASE AGREEMENT -- 8.9%(a)
-------------------------------
Repurchase Agreement with State Street Bank
and Trust Company, dated April 28, 2000
@ 5.60% to be repurchased at $15,894,414 on
May 01, 2000, collateralized by $14,450,000
United States Treasury Bonds, 7.25% due
May 15, 2016, (market value $16,272,799
including interest) (cost $15,887,000)..........    15,887,000
                                                  ------------
TOTAL INVESTMENT PORTFOLIO excluding
  (cost $160,595,434)(c), 101.0%(a)........        181,555,345
OTHER ASSETS AND LIABILITIES, net, (1.0)%(a)        (1,721,949)
                                                  ------------
NET ASSETS, 100.0% ........................       $179,833,396
                                                  ============

----------------------
 * Non- income producing security.
(a) Percentages indicated are based on net assets.
(b) Private placement and illiquid securities are fair valued by the Board of Trustees.
(c) The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized appreciation of $20,959,911, which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $44,164,218 and aggregate gross unrealized depreciation for all securities in which there is an excess tax cost over market value of $23,204,307.

    The accompanying notes are an integral part of the financial statements.

                                                                   May 26, 2000

Dear Fellow Shareholders:

The Heritage Series Trust - Technology Fund (the "Fund") has posted solid performance numbers since it commenced operations last fall. The Fund's Class A Shares produced a total return of +22.04%* from inception on November 18, 1999 through April 30, 2000. The Goldman Sachs Technology Index (the "GSTI")-an index of 180 stocks designed to measure broadly the performance of the technology sector - advanced +24.99%, while the NASDAQ Composite Index (NASDAQ) was up +15.35%, and the S&P 500 Index returned +1.93%. The Fund's slight underperformance relative to the GSTI was due primarily to the index's significant bias toward large capitalization stocks. For example, the top 10 stocks in the GSTI comprise over 50% of the index. Within the Fund, we strive for broad diversification with regard to market capitalization, and our risk management practices discourage such high levels of portfolio concentration.

In the midst of the technology sector correction that began in March of this year, the Fund has performed well in relation to its peers. We attribute this outcome to our disciplined approach to stock selection, an intense focus on risk management, and our commitment to providing shareholders with exposure to a broad spectrum of technology industry segments. As of April 30, 2000, the Fund was comprised of 49 equity investments across several technology sectors including hardware, networking/communications, semiconductors, software, services, and the Internet.

While the Fund primarily holds technology stocks, we attempt to manage portfolio risk by investing in a blend of rapid growth, predictable growth, and fundamental turnaround situations across a wide range of market capitalizations. Although we usually maintain a substantial bias towards rapid growth companies in the Fund's investment mix, we typically invest less than 15% of the Fund's assets in companies that do not generate either positive earnings or positive operating cash flow.

Our team-based investment strategy at Eagle is aimed at building a concentrated portfolio of technology stocks that afford the greatest opportunity for long term capital appreciation. Quantitatively, we look for companies with profit margins and returns on invested capital above industry norms whose stocks trade at reasonable valuations relative to projected future cash flows. On the qualitative side, we favor businesses with defensible and durable operating models whose market position gives them the ability to create and sustain a competitive advantage. Finally, we seek companies that possess deep and talented management teams with a sound strategic vision and sufficient intellectual capital to execute that vision.

In practice, this means we engage in lots of reading, financial modeling, and-most importantly-active dialogue with industry participants. We speak frequently to technology company CEOs and CFOs, industry analysts, engineers, salespeople, and venture capitalists regarding issues such as products, partners, competition, financial targets, and talent retention. We maintain a research office in Sunnyvale, California, and this location affords us frequent access to inhabitants of one of the most unique industrial ecosystems in the world-Silicon Valley. We firmly believe the only way to consistently uncover emerging opportunities and threats within the technology sector is to spend a significant proportion of our time living where the value is created and destroyed every day. It is our view that the primary risk in technology investing is "not knowing what you own." The best way for us to maintain a fresh base of fundamental knowledge is to keep our ears to the ground, especially in an industry where the pace of change continues to accelerate.

----------------
* These returns are calculated without the imposition of either fron-end or contingent deferred sales charges.

TECHNOLOGY MARKET ENVIRONMENT

During the month of March 2000, we saw the beginning of a significant correction in technology stock prices. There are several factors that we believe are causing near term instability in the market for technology stocks. These include:

1. A normal period of consolidation following recent strong gains.

2. A reassessment of risk levels and appropriate valuations.

3. Prospects for higher inflation and a rise in interest rates.

4. A reversal of the supply/demand imbalance in newly public technology stocks.

5. An increase in overall market volatility driven partly by the increasing presence of leveraged and short-term oriented investors.

In retrospect, it is not too surprising that technology investors have decided to consolidate some of their gains from recent months. In 1999, the NASDAQ produced a stunning return of +85.6%, and the GSTI was up +88.6%. Through the first quarter of 2000, the NASDAQ "only" returned +12.4% (with the GSTI up +15.8%). The strong growth prospects rightfully associated with the technology sector continue to draw the attention of a wide variety of investors. This intense focus often leads to periods of excess followed by natural periods of digestion as fundamental attributes such as revenue, earnings, and cash flow growth must eventually "catch up" with valuation levels.

A reassessment of risk levels and valuations has also been a factor in the downturn of the technology market. While the fundamental growth trend in technology remains positive (and on a significantly steeper trajectory than most other parts of the economy), the actual revenues, earnings, and cash flows produced by many newly public technology companies simply have not justified their peak valuations. Consequently, many investors have begun to apply more scrutiny to companies' ability to produce real earnings and cash flows over a sustained period of time.

Prospects for higher inflation have shortened the time horizon over which companies must demonstrate meaningful progress towards their financial objectives. Higher interest rates have a negative influence on the discounted cash flow models commonly used by investors to value companies. In short, applying a higher discount rate greatly diminishes the present value of earnings and cash flows that are expected in the distant future. Accordingly, the market's emphasis shifts to near-term financial performance and investors become more discerning as to the long-term viability of unproven business models. This combination usually has a decidedly negative impact on the valuation of many technology stocks.

On the positive side, the inflation outlook may hold a silver lining for technology stocks, particularly with regards to a tighter employment market. As labor becomes more expensive, the decision to substitute capital for labor becomes more compelling for business decision-makers. It is our contention that technology has become the primary tool used by companies to increase labor productivity, and technology goods now represent more than 50% of most corporate capital budgets. A tighter labor market could drive this percentage significantly higher with obvious positive effects on the demand for technology products and services.

In our view, an excess supply of newly public technology stocks has also contributed to the recent market correction. The end of the lock-up period for many initial public offerings (IPOs) launched in 1998 and 1999 has driven a supply shock of floated shares-reversing the supply/demand imbalance that previously drove many technology shares to unsustainable levels. The increased supply of existing shares and additional technology IPOs now coming to market have allowed investors to be more discriminating in how they assess the relative earnings growth prospects of less mature companies.

Finally, we believe technology sector volatility has been magnified by the increasing proliferation of hedge funds, day traders, and other short-term oriented investors whose use of leverage magnifies their impact on the market. The primary impact of these market participants is felt in exaggerated market movements both on the upswing and during corrections.

Like most investors, we are not pleased to see sharp market corrections such as the one recently occurring in the technology sector. In spite of these declines, we remain committed to our long-term investment philosophy and strongly believe these price corrections are healthy for the market as they encourage more disciplined and discerning investment approaches. The torrid pace of appreciation in technology stocks simply was not sustainable, and the recent adjustment to lower valuation levels has provided us the opportunity to build core positions in some of our favorite technology stocks at much more attractive price points. Most importantly, this valuation reset enables greater capital appreciation opportunities for long-term oriented technology investors.

HERITAGE TECHNOLOGY PORTFOLIO REVIEW FOR THE PERIOD ENDING APRIL 30, 2000

The Heritage Technology portfolio's performance since its November 18, 1999 inception was driven by positive gains in the semiconductor, communications, services, software, and hardware sectors. The Internet sector was the principal area that detracted from the Fund's performance over this time period.

The continuation of the current semiconductor upcycle helped to boost the performance of the Fund through April 30, 2000. National Semiconductor, Fairchild Semiconductor, MEMC Electronic Materials, LSI Logic, Intel, and Texas Instruments were among the better performing names in the Fund. We also believe Motorola, whose stock has treaded water in recent months, remains a good fundamental story. The firm produced another positive earnings surprise recently, but we did note operating margin deterioration in the company's handset business. We remain bullish on the Motorola's prospects, however. We expect the company's revenue and earnings to continue on a healthy growth track despite near term challenges related to product transitions and component supply constraints. In our opinion, these negative issues are transitory, and we look for Motorola to meet or exceed consensus earnings expectations for the coming year.

In the communications sector, solid gains from Cisco Systems, JDS Uniphase, Nortel Networks, Broadcom, Sycamore Networks, and Nokia have helped the Fund's performance since inception. In the case of Cisco Systems, it remains among the top holdings in the Fund. In our view, the company should continue to experience accelerating revenue growth. Cisco has a number of attractive opportunities available in upgrading the global telecommunications infrastructure.

The services sector outperformed for the Fund primarily based on the strength of our position in Convergys, a leading billing systems provider to the communications industry.

The hardware area also had a positive impact on the Fund's performance. EMC, Jabil, and Dell helped the Fund in this area. On the negative side, Gateway and Solectron detracted from our performance during the Fund's opening months. These names remain in the portfolio, and we expect them to significantly outgrow their current valuations over the coming year.

Software benefited the Fund as well. Vitria Technology, Aspect Communications, and Oracle boosted the Fund's performance. Two of our larger software positions, Cadence Design Systems and Microsoft, held back the Fund's performance. We believe Cadence should return to a healthy earnings growth trajectory in the second half of 2000, and we discuss Microsoft's business prospects in more detail below.

Microsoft remains one of the Fund's top holdings despite the adverse judicial rulings against the company. We believe the company is experiencing a temporary earnings slowdown caused by both a pause in PC demand associated with Y2K purchase lockdowns early this year and an impending product transition to Windows 2000. We believe Microsoft's revenue and earnings growth are likely to re-accelerate over the next twelve months driven by the rollout of one of the strongest product cycles in the firm's history. As for the effects of the U.S. government's anti-trust case against the company, we believe a "worst case" outcome is already in the public domain. Looking ahead, we believe the company will meet with greater legal success during the appeals process. At current valuation levels, we find the stock quite attractive.

The Internet sector underperformed for the Fund overall. In the case of well-established Internet companies, the Fund's performance was mixed. America Online and Amazon.com detracted from the Fund's performance, while Yahoo! contributed strong positive performance. These three names remain in the Fund, and we believe they continue to represent some of the few blue chip investments spawned by the new economy. Over the coming months, we expect investors will come to appreciate the predictability of AOL's growth, the immense international growth opportunities available to Yahoo!, and the long-term power of Amazon's operating model as it approaches a crucial inflection point.

Regarding less mature Internet technologies, our strategy has been to follow a basket investment approach in segments where clear winners have yet to emerge. This strategy was initially appropriate for newly emerging business models that compete in the business-to-business (B2B) e-commerce arena. Earlier this year, however, we sold the Fund's holdings in Internet Capital Group and VerticalNet as we came to believe that these companies might not be well positioned to succeed over time. Instead, we believe companies providing critical enabling software in addition to supporting online B2B marketplaces (that simply aggregate buyers and sellers) should demonstrate better staying power with higher margins and more predictable cash flows. Consequently, we have chosen to concentrate our B2B exposure in companies such as Ariba, CommerceOne, I2, and Oracle. We believe the B2B e-commerce space represents a huge value creation opportunity for the ultimate winners.

TECHNOLOGY OUTLOOK

Fundamentally speaking, we remain very positive on several technology trends we believe will drive investment opportunities in the coming year. Some of the more important trends can be described as follows:

1. A continuation of the semiconductor upcycle driven by the persistence of tight supply conditions and healthy unit demand.

2. An increasing tendency on the part of companies to outsource many non-core functions such as product assembly and testing, product repair and support services, and data center management.

3. Rapid adoption of optical transmission and switching platforms by telecommunications service providers. These platforms can reduce network costs by 70% relative to electronic alternatives.

4. The beginning of a robust Windows 2000 upgrade cycle that should bolster corporate demand for PCs, servers, and related computing products.

5. Substantial expenditures on broadband telecommunications infrastructure to support the rapid rollout of cable and DSL technologies to consumers and businesses.

6. Continued strong demand across the globe for wireless communications devices, wireless infrastructure, and related services.

7. Accelerating demand for storage products and services as Internet-based transactions and communications continue to drive a massive proliferation of electronic data.

8. Continued aggressive spending on Internet commerce infrastructure (hardware, software, and services) by companies of all sizes.

Investors should place the most recent technology stock correction in proper perspective. The fundamental outlook for the sector has rarely been better. Currently, we do not face a macroeconomic shock akin to the Asian contagion or other major disturbances that might significantly slow demand for technology products and services. More importantly, we are in the early stages of the evolution of the most important technology phenomenon in several generations: the Internet. It is possible that the Internet will create (and destroy) more shareholder value than any technological advancement preceding it, and we are in the first or second inning of what is likely to be a very long ball game.

How early are we in the evolution of the Internet? Today, less than five percent of the global population uses the Internet regularly, and less than one percent of worldwide commerce is conducted via the Internet. These numbers suggest that global adoption of Internet technology is literally in its infancy. We believe the Internet will ultimately become an extremely disruptive and ubiquitous technology platform. However, we are still a long way from unleashing the true power of this medium by transforming it into a secure, reliable, fast, and convenient means of facilitating a broad spectrum of communications and transactions. To drive this transformation, expenditures on Internet infrastructure products and services will likely be immense over the next several years (in the hundreds of billions of dollars), and technology budgets should continue to grow at a healthy clip. We believe many attractive technology investment opportunities are likely to emerge as a result.


                                  Sincerely,

                                  /s/ DUANE A. EATHERLY, CFA
                                  --------------------------
                                  Duane A. Eatherly, CFA
                                  Eagle Asset Management, Inc.
                                  Portfolio Manager, Heritage Technology Fund

--------------------------------------------------------------------------------
                    HERITAGE SERIES TRUST - TECHNOLOGY FUND
                              INVESTMENT PORTFOLIO
                                 APRIL 30, 2000
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                                             MARKET
   SHARES                                                    VALUE
   ------                                                  -----------

COMMON STOCKS--98.3%(a)
-----------------------
  ANALOG SEMICONDUCTORS--3.5%
  ---------------------------
      67,050     National Semiconductor
                  Corporation* ..........................   $4,073,288
                                                            ----------
  COMMUNICATION SEMICONDUCTORS -- 1.3%
  ------------------------------------
       5,000     Broadcom Corporation,
                  Class "A"* ............................      861,875
       6,900     JDS Uniphase Corporation* ..............      715,444
                                                            ----------
                                                             1,577,319
                                                            ----------
  COMMUNICATION SERVICES -- 1.4%
  ------------------------------
      35,000     Crown Castle International
                  Corporation* ..........................    1,343,125
      31,500     GoAmerica, Inc.* .......................      313,031
                                                            ----------
                                                             1,656,156
                                                            ----------
  COMMUNICATIONS EQUIPMENT --11.7%
  --------------------------------
      90,000     Cisco Systems, Inc.* ...................    6,239,530
      13,800     Motorola, Inc. .........................    1,643,063
      48,800     Nokia Corporation, Sponsored
                  ADR, Class "A" ........................    2,775,500
      27,000     Nortel Networks Corporation* ...........    3,057,750
                                                            ----------
                                                            13,715,843
                                                            ----------
  COMPUTER EQUIPMENT -- 9.8%
  --------------------------
      87,800     Dell Computer Corporation* .............    4,400,975
      79,000     Gateway Inc* ...........................    4,364,750
      40,000     Solectron Corporation* .................    1,872,500
                                                            ----------
                                                            10,638,225
                                                            ----------
  COMPUTER PERIPHERAL EQUIPMENT -- 9.8%
  -------------------------------------
       7,500     Brocade Communications
                  Systems Inc.* .........................      930,000
      30,000     EMC Corporation* .......................    4,168,125
      70,500     Interlink Electronics Inc.* ............    2,115,000
      62,000     Jabil Circuit, Inc.* ...................    2,538,125
      15,000     Lexmark International Group,
                  Inc., Class "A"* ......................    1,770,000
                                                            ----------
                                                            11,521,250
                                                            ----------
  COMPUTER SYSTEMS DESIGN -- 2.8%
  -------------------------------
      30,000     Cabletron Systems, Inc.* ...............      686,250
     150,000     Cadence Design Systems, Inc.* ..........    2,521,875
                                                            ----------
                                                             3,208,125
                                                            ----------
  ELECTRONIC EQUIPMENT -- 2.7%
  ----------------------------
      20,000     Sanmina Corporation* ...................    1,201,250
      25,000     Sycamore Networks Inc.* ................    1,962,500
                                                            ----------
                                                             3,163,750


                                                        MARKET
  SHARES                                                VALUE
  ------                                               ---------

 COMMON STOCKS (CONTINUED)
 -------------------------
  INDUSTRIAL MEASURING DEVICES -- 4.8%
  ------------------------------------
   52,100     KLA-Tencor Corporation* .............    3,900,988
   28,000     Microchip Technology Inc.* ..........    1,737,750
                                                       ---------
                                                       5,638,738
                                                       ---------
  INFORMATION RETRIEVAL SERVICES -- 2.5%
  --------------------------------------
   27,100     America Online, Inc.* ...............    1,620,919
   22,500     Corillian Corporation* ..............      281,250
    8,500     YAHOO! Inc.* ........................    1,107,125
                                                       ---------
                                                       3,009,294
                                                       ---------
  LOGIC SEMICONDUCTORS -- 7.8%
  ----------------------------
   48,800     Intel Corporation ...................    6,188,449
   27,900     LSI Logic Corporation* ..............    1,743,750
    7,500     Texas Instruments Inc. ..............    1,221,563
                                                       ---------
                                                       9,153,762
                                                       ---------
  MACHINERY -- 5.0%
  -----------------
   25,300     Applied Materials Inc.* .............    2,575,856
   61,800     Lam Research Corporation* ...........    2,835,075
    5,000     PRI Automation Inc.* ................      399,375
                                                       ---------
                                                       5,810,306
                                                       ---------
  MEMORY & COMMODITY SEMICONDUCTORS -- 14.0%
  ------------------------------------------
   59,000     Atmel Corporation* ..................    2,887,313
   28,800     Cypress Semiconductor
               Corporation* .......................    1,495,800
   81,800     Fairchild Semiconductor
              International Inc., Class "A"* ......    3,885,500
   35,100     Integrated Device Technology
               Inc.* ..............................    1,686,994
  115,300     MEMC Electronic Materials,
               Inc.* ..............................    2,003,338
    4,000     Micron Technology, Inc. .............      557,000
  181,250     SCG Holding Corporation* ............    3,976,171
                                                       ---------
                                                      16,492,116
                                                      ----------
  MISCELLANEOUS SERVICES -- 3.8%
  ------------------------------
   45,000     Ceridian Corporation ................      975,938
   80,000     Convergys Corporation* ..............    3,520,000
                                                      ----------
                                                       4,495,938
                                                      ----------
  PHARMACEUTICAL -- 0.3%
  ----------------------
   37,500     Lexicon Genetics, Inc.* .............      365,625
                                                      ----------
  RETAIL STORES -- 3.3%
  ---------------------
   71,500     Amazon.com Inc.* ....................    3,945,906
                                                      ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                    HERITAGE SERIES TRUST - TECHNOLOGY FUND
                              INVESTMENT PORTFOLIO
                                 APRIL 30, 2000
                                  (UNAUDITED)
                                  (CONTINUED)
--------------------------------------------------------------------------------

                                                          MARKET
  SHARES                                                  VALUE
  ------                                               -----------

COMMON STOCKS (CONTINUED)
-------------------------
  SOFTWARE -- 14.6%
  -----------------
   46,000   Ariba, Inc.* ...........................   $ 3,412,625
   40,000   Epiphany Inc.* .........................     2,642,500
  117,000   Microsoft Corporation* .................     8,160,750
   11,500   Oracle Corporation* ....................       919,280
   10,400   Veritas Software Corporation* ..........     1,115,563
   20,000   Vignette Corporation* ..................       963,750
                                                       -----------
                                                        17,214,468
                                                       -----------
Total Common Stocks
 (cost $106,798,542)..............................     115,680,109


REPURCHASE AGREEMENT--3.4%(a)
-----------------------------
Repurchase Agreement with State Street Bank
and Trust Company, dated April 28, 2000
@ 5.60% to be repurchased at $4,044,887 on
May 01, 2000, collateralized by $3,680,000
United States Treasury Bonds, 7.25% due
May 15, 2016, (market value $4,144,215
including interest) (cost $4,043,000)......       4,043,000
                                               ------------
TOTAL INVESTMENT PORTFOLIO
  (cost $110,841,542)(b), 101.7%(a)........     119,723,109
OTHER ASSETS AND LIABILITIES, net, (1.7%)(a)     (2,009,721)
                                               ------------
Net Assets, 100.0% ........................    $117,713,388
                                               ============

----------------------
 *  Not an income-producing security.
(a) Percentages indicated are based on net assets.
(b) The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized appreciation of $8,881,657 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $15,361,172 and aggregate gross unrealized depreciation for all securities in which there is an excess tax cost over market value of $6,479,605.

ADR -- American Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                                                                   June 1, 2000

Dear Fellow Shareholders:

The first four months of this period proved to be a very difficult time for "Value" investing. However, March and April signaled at least a partial return to reality when investors came to the realization that there is risk in the stock market and that the value of stocks come down, as well as go up. We are very pleased with our performance during the past 6 months and in particular year-to-date.

The Value Equity Fund's (the "Fund") Class A Shares performance over the past six months was +7.4%* versus the Standard & Poor's Barra Value Index that was up +2.7% and the Russell 1000 Value Index which was down -1.0%. The Fund's Class A Shares performance for the 3 months ended April 30, 2000 was +6.8% and ranked by Lipper Analytical Services, Inc. in the top 29th percentile(a) out of 502 multi-cap value equity funds. This has been a positive improvement of the Fund's performance over the prior 3 years.

Our performance to date was driven by several sectors that were considered "out of favor" over the past year or so, such as financial services and energy companies. Investors finally recognized the extremely low valuations accorded to financial service companies, levels which had not been seen since the early 90's when banks had severe capital adequacy problems. Those questions do not exist today. We benefited from our positions in property & casualty insurance companies such as Chubb, Hartford Financial Services, and Everest Re Group. Also, we purchased Citigroup, the largest diversified financial services company, and Fannie Mae, the largest government sponsored mortgage lender, at the end of February when the market was not looking favorably at financial stocks. Early in the quarter, we bought El Paso Energy and Williams Companies. Both companies are benefiting from the recovery in energy prices while Williams is also receiving better recognition for its state-of-the-art nationwide fiber optic communications network, which has SBC Communications as its anchor tenant. US West was sold at a nearly 10% premium to its take out price and was replaced with GTE. Newell Rubbermaid, a diversified consumer products company, was purchased when its valuation fell into our buy range.

In keeping with our value discipline of selling a stock when its price/earnings multiple exceeds the market multiple, we sold 3Com, Hewlett Packard and Intel. Also, we sold Interstate Bakeries and Manor Care whose fundamentals we believe would not be restored on a timely basis. In addition, we trimmed a number of positions as they approached our sell targets such as Cable & Wireless (2 times), Cardinal Health, Williams Cos and Parker-Hannifin.

We believe that the Fund's portfolio is well positioned for the year ahead. However, we continually look for new investment opportunities and have a number of investment recommendations approved by our Committee. These stocks are sitting in our "bullpen", ready to be opportunistically acted upon.

We at Osprey are pleased with the progress of the Fund's portfolio, and hope that you are encouraged with our performance year-to-date while maintaining the "Value" philosophy.

Sincerely,                              Sincerely,

    /s/ JEROME D. FISHER                    /s/ RUSSELL S. TOMPKINS
    --------------------                    -----------------------
    Jerome D. Fisher                        Russell S. Tompkins
    Managing Partner                        Managing Partner
    Director of Equity Research             Chief Operating Officer
    Osprey Partners Investment              Osprey Partners Investment
     Management, LLC                         Management, LLC
    Portfolio Manager, Value Equity         Portfolio Manager, Value Equity
     Fund                                    Fund

----------------
 * Calculated without the imposition of either front-end or contingent deferred sales charges.
(a) Lipper Analytical Services, Inc. performance rankings for the Value Equity Fund's Class A Shares were 143 out of 502 multi-cap value equity funds for the quarter ended April 30, 2000. The Fund's Class A Shares were also ranked 306 out of 472 and 178 out of 205 multi-cap value equity funds for the 1- and 5-years ended April 30, 2000, respectively. This puts the Fund in the 65th and 87th percentile for the 1- and 5- years ended April 30, 2000. The performance numbers used for the Fund did not take into account any front - or back -end sales charges. See the previous letter by Brian
    C. Lee for a full statement of returns since inception. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
                   HERITAGE SERIES TRUST - VALUE EQUITY FUND
                              INVESTMENT PORTFOLIO
                                 APRIL 30, 2000
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                                          MARKET
 SHARES                                                   VALUE
 ------                                                 ---------
 COMMON STOCKS--95.9%(a)
 -----------------------
  AUTOMOTIVE -- 6.6%
  ------------------
  18,000     Dana Corporation .......................   $ 546,750
  23,000     Genuine Parts Company ..................     603,750
  10,000     TRW Inc. ...............................     585,000
                                                        ---------
                                                        1,735,500
                                                        ---------
  BANKS -- 8.5%
  -------------
   8,000     Citigroup Inc. .........................     475,500
  15,000     First Union Corporation ................     478,125
  28,500     National City Corporation ..............     484,500
  20,000     Regions Financial Corporation ..........     408,750
  14,000     Union Planters Corporation .............     396,375
                                                        ---------
                                                        2,243,250
                                                        ---------
  CHEMICALS -- 8.3%
  -----------------
  19,000     Air Products & Chemicals Inc. ..........     590,187
   8,400     E.I. du Pont de Nemours &
              Company ...............................     398,475
  26,300     Millennium Chemicals Inc. ..............     524,356
  18,400     Rohm & Haas Company ....................     655,500
                                                        ---------
                                                        2,168,518
                                                        ---------
  COMMUNICATION SERVICES -- 6.3%
  ------------------------------
   7,000     Cable & Wireless Plc, Sponsored
              ADR ...................................     345,625
   7,800     GTE Corporation ........................     528,450
  17,800     SBC Communications, Inc. ...............     779,862
                                                        ---------
                                                        1,653,937
                                                        ---------
  COMPUTER SYSTEMS DESIGN -- 1.9%
  -------------------------------
  21,900     Unisys Corporation .....................     507,805
                                                        ---------
  ELECTRONIC EQUIPMENT -- 2.2%
  ----------------------------
  13,500     Arrow Electronics Inc. .................     591,469
                                                        ---------
  FOOD -- 3.6%
  ------------
  26,000     ConAgra, Inc. ..........................     490,750
  27,000     Universal Foods Corporation ............     443,813
                                                        ---------
                                                          934,563
                                                        ---------
  FURNITURE & FIXTURES -- 1.9%
  ----------------------------
  20,000     Newell Rubbermaid Inc. .................     503,750
                                                        ---------
  HEALTH CARE -- 2.6%
  -------------------
  27,000     Tenet Healthcare Corporation* ..........     688,500
                                                        ---------
  INSURANCE -- 7.3%
  -----------------
   9,000     Chubb Corporation ......................     572,625
  26,100     Everest Re Group, Ltd. .................     763,425
  11,000     Hartford Financial Services ............     574,062
                                                        ---------
                                                        1,910,112

                                                        MARKET
  SHARES                                                VALUE
  ------                                              ---------

COMMON STOCKS (CONTINUED)
-------------------------
  MACHINERY -- 4.2%
  -----------------
  14,000   Deere & Company ......................       565,250
  11,400   Parker Hannifin Corporation ..........       530,100
                                                    -----------
                                                      1,095,350
                                                    -----------
  METAL PRODUCTS -- 2.0%
  ----------------------
   8,000   Alcoa Inc. ...........................       519,000
                                                    -----------
  MINING -- 2.0%
  --------------
   8,100   Rio Tinto PLC, Sponsored ADR                 525,488
                                                    -----------
  OIL & GAS -- 11.6%
  ------------------
  22,600   Baker Hughes Inc. ....................       718,962
  22,340   Conoco Inc., Class "B" ...............       555,708
  16,400   EL Paso Energy Corporation ...........       697,000
  10,000   Kerr-Mcgee Corporation ...............       517,500
  11,500   Phillips Petroleum Company ...........       545,531
                                                    -----------
                                                      3,034,701
                                                    -----------
  PAPER PRODUCTS -- 2.9%
  ----------------------
  13,000   Kimberly-Clark Corporation ...........       754,813
                                                    -----------
  PHARMACEUTICAL -- 3.1%
  ----------------------
  15,000   Cardinal Health, Inc. ................       825,938
                                                    -----------
  RETAIL STORES -- 6.9%
  ---------------------
  18,000   Albertson's Inc. .....................       586,125
  45,000   K Mart Corporation ...................       365,625
  35,000   Sherwin-Williams Company .............       870,625
                                                    -----------
                                                      1,822,375
                                                    -----------
  SOFTWARE -- 4.1%
  ----------------
  19,300   Computer Associates
            International Inc. ..................     1,077,181
                                                    -----------
  TRANSPORTATION -- 3.5%
  ----------------------
  19,000   Burlington Northern Santa Fe
            Corporation .........................       458,375
  17,000   CNF Transportation Inc. ..............       474,938
                                                    -----------
                                                        933,313
                                                    -----------
  UTILITIES -- 6.4%
  -----------------
  12,000   FPL Group, Inc. ......................       542,250
  17,300   Texas Utilities Company ..............       582,794
  14,700   Williams Companies, Inc. .............       548,494
                                                    -----------
                                                      1,673,538
                                                    -----------
Total Common Stocks (cost $26,844,350).........     $25,199,101
                                                    -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                   HERITAGE SERIES TRUST - VALUE EQUITY FUND
                              INVESTMENT PORTFOLIO
                                 APRIL 30, 2000
                                  (UNAUDITED)
                                  (CONTINUED)
--------------------------------------------------------------------------------

                                                  MARKET
                                                  VALUE
                                              -------------

REPURCHASE AGREEMENT--3.7%(a)
-----------------------------
Repurchase Agreement with State Street Bank
and Trust Company, dated April 28, 2000
@ 5.60% to be repurchased at $969,452 on
May 01, 2000, collateralized by $885,000
United States Treasury Bonds, 7.25% due
May 15, 2016, (market value $996,639
including interest) (cost $969,000)......         969,000
                                              -----------
TOTAL INVESTMENT PORTFOLIO
  (cost $27,813,350)(b), 99.6%(a)........      26,168,101
OTHER ASSETS AND LIABILITIES, net, 0.4%(a)        110,654
                                              -----------
NET ASSETS, 100.0% ......................     $26,278,755
                                              ===========

----------------------
 *  Not an income-producing security.
(a) Percentages indicated are based on net assets.
(b) The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized depreciation of $1,645,249, which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $1,667,614 and aggregate gross unrealized depreciation for all securities in which there is an excess tax cost over market value of $3,312,863.

ADR -- American Despostory Receipt

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             HERITAGE SERIES TRUST
                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2000
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                                                             AGGRESSIVE
                                                                               GROWTH
                                                                                FUND
                                                                           --------------
ASSETS
------
Investments, at market value (identified cost $75,195,018,
 $37,836,745, $206,603,253, and $27,827,017, respectively) (Note 1) ......  $81,892,864
Repurchase agreement, at market value (identified cost $5,642,000,
 $961,000, $11,320,000, and $1,050,000, respectively) (Note 1)............    5,642,000
Cash .....................................................................          600
Foreign Currency (Cost $706,475) .........................................           --
Receivables:
 Investments sold ........................................................           --
 Fund shares sold ........................................................      403,082
 Dividends and interest ..................................................        2,633
 Foreign taxes recoverable ...............................................           --
Deferred organization expenses (Note 1) ..................................           --
Deferred state qualification expenses (Note 1) ...........................       12,167
Prepaid insurance ........................................................        7,683
                                                                            -----------
    Total assets .........................................................  $87,961,029
                                                                            ===========
LIABILITIES
-----------
Payables (Note 4):
 Investments purchased ...................................................  $ 1,375,626
 Fund shares redeemed ....................................................       80,247
 Accrued management fee ..................................................      103,842
 Accrued distribution fee ................................................       44,002
 Other accrued expenses ..................................................       72,335
                                                                            -----------
    Total liabilities ....................................................  $ 1,676,052
                                                                            -----------
Net assets, at market value ..............................................  $86,284,977
                                                                            ===========
NET ASSETS
----------
Net assets consist of:
 Paid-in capital (Note 5) ................................................  $66,326,713
 Undistributed net investment loss (Notes 1 and 5) .......................     (587,573)
 Accumulated net realized gain (loss) (Notes 1 and 5) ....................   13,847,991
 Net unrealized appreciation investments and other assets and
  liabilities denominated in foreign currencies ..........................    6,697,846
                                                                            -----------
Net assets, at market value ..............................................  $86,284,977
                                                                            ===========
Net assets, at market value
 Class A Shares ..........................................................  $42,585,109
 Class B Shares ..........................................................   15,190,052
 Class C Shares ..........................................................   28,509,816
 Eagle Shares ............................................................           --
                                                                            -----------
    Total ................................................................  $86,284,977
                                                                            ===========
Shares of beneficial interest outstanding
 Class A Shares ..........................................................    1,723,148
 Class B Shares ..........................................................      623,155
 Class C Shares ..........................................................    1,169,711
 Eagle Shares ............................................................           --
                                                                            -----------
    Total ................................................................    3,516,014
                                                                            ===========
Net Asset Value -- offering and redemption price per share
 (Notes 1 and 2) Class A Shares ..........................................  $     24.71
                                                                            ===========
 Maximum offering price per share (100/95.25 of $24.71, $30.90, $53.50
  and $22.40).............................................................  $     25.95
                                                                            ===========
 Class B Shares ..........................................................  $     24.38
                                                                            ===========
 Class C Shares ..........................................................  $     24.37
                                                                            ===========
 Eagle Shares ............................................................


                                                                                EAGLE
                                                                            INTERNATIONAL       GROWTH         MID CAP
                                                                                EQUITY          EQUITY          STOCK
                                                                              PORTFOLIO          FUND           FUND
                                                                           --------------- --------------- --------------
ASSETS
------
Investments, at market value (identified cost $75,195,018,
 $37,836,745, $206,603,253, and $27,827,017, respectively) (Note 1) ......   $49,180,740    $265,064,319    $32,136,925
Repurchase agreement, at market value (identified cost $5,642,000,
 $961,000, $11,320,000, and $1,050,000, respectively) (Note 1)............       961,000      11,320,000      1,050,000
Cash .....................................................................           792             130            921
Foreign Currency (Cost $706,475) .........................................       706,475              --             --
Receivables:
 Investments sold ........................................................       866,463      23,606,520        661,755
 Fund shares sold ........................................................       464,010       1,571,170        113,225
 Dividends and interest ..................................................       102,276          42,635          1,245
 Foreign taxes recoverable ...............................................        38,521              --             --
Deferred organization expenses (Note 1) ..................................            --           2,833         12,924
Deferred state qualification expenses (Note 1) ...........................        30,915          16,174         12,370
Prepaid insurance ........................................................         6,746           7,683          4,872
                                                                             -----------    ------------    -----------
    Total assets .........................................................   $52,357,938    $301,631,464    $33,994,237
                                                                             ===========    ============    ===========
LIABILITIES
-----------
Payables (Note 4):
 Investments purchased ...................................................   $   928,057    $ 33,016,018    $   703,271
 Fund shares redeemed ....................................................        89,087         368,268        154,689
 Accrued management fee ..................................................        50,046         168,384         21,999
 Accrued distribution fee ................................................        37,130         145,444         14,451
 Other accrued expenses ..................................................        74,047         114,949         46,735
                                                                             -----------    ------------    -----------
    Total liabilities ....................................................   $ 1,178,367    $ 33,813,063    $   941,145
                                                                             -----------    ------------    -----------
Net assets, at market value ..............................................   $51,179,571    $267,818,401    $33,053,092
                                                                             ===========    ============    ===========
NET ASSETS
----------
Net assets consist of:
 Paid-in capital (Note 5) ................................................   $37,208,466    $158,490,581    $20,657,893
 Undistributed net investment loss (Notes 1 and 5) .......................      (250,205)     (1,253,127)      (219,679)
 Accumulated net realized gain (loss) (Notes 1 and 5) ....................     2,882,493      52,119,881      8,304,970
 Net unrealized appreciation investments and other assets and
  liabilities denominated in foreign currencies ..........................    11,338,817      58,461,066      4,309,908
                                                                             -----------    ------------    -----------
Net assets, at market value ..............................................   $51,179,571    $267,818,401    $33,053,092
                                                                             ===========    ============    ===========
Net assets, at market value
 Class A Shares ..........................................................   $ 9,196,660    $114,380,540    $19,792,374
 Class B Shares ..........................................................       709,527      32,967,327      3,039,199
 Class C Shares ..........................................................     9,605,079     120,470,534     10,221,519
 Eagle Shares ............................................................    31,668,305              --             --
                                                                             -----------    ------------    -----------
    Total ................................................................   $51,179,571    $267,818,401    $33,053,092
                                                                             ===========    ============    ===========
Shares of beneficial interest outstanding
 Class A Shares ..........................................................       297,670       2,137,907        883,459
 Class B Shares ..........................................................        23,671         639,462        138,248
 Class C Shares ..........................................................       320,495       2,337,443        464,893
 Eagle Shares ............................................................     1,047,842              --             --
                                                                             -----------    ------------    -----------
    Total ................................................................     1,689,678       5,114,812      1,486,600
                                                                             ===========    ============    ===========
Net Asset Value -- offering and redemption price per share
 (Notes 1 and 2) Class A Shares ..........................................   $     30.90    $      53.50    $     22.40
                                                                             ===========    ============    ===========
 Maximum offering price per share (100/95.25 of $24.71, $30.90, $53.50
  and $22.40).............................................................   $     32.44    $      56.17    $     23.52
                                                                             ===========    ============    ===========
 Class B Shares ..........................................................   $     29.97    $      51.55    $     21.98
                                                                             ===========    ============    ===========
 Class C Shares ..........................................................   $     29.97    $      51.54    $     21.99
                                                                             ===========    ============    ===========
 Eagle Shares ............................................................   $     30.22
                                                                             ===========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             HERITAGE SERIES TRUST
                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2000
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                SMALL CAP                         VALUE
                                                                                  STOCK         TECHNOLOGY       EQUITY
                                                                                   FUND            FUND           FUND
                                                                             --------------- --------------- --------------
ASSETS
------
Investments, at market value (identified cost $144,708,434, $106,798,542 and
 $26,844,350, respectively) (Note 1) .......................................  $165,668,345    $115,680,109    $ 25,199,101
Repurchase agreement, at market value (identified cost $15,887,000,
 $4,043,000 and $969,000, respectively)
 (Note 1) ..................................................................    15,887,000       4,043,000         969,000
Cash .......................................................................           314              45             703
Receivables:
 Investments sold ..........................................................       282,629       9,853,076              --
 Fund shares sold ..........................................................       141,680       1,024,728         150,013
 Dividends and interest ....................................................        39,947           2,205          38,209
Deferred state qualification expenses (Note 1) .............................        19,233          49,199          19,713
Prepaid insurance ..........................................................        14,336              --           6,746
                                                                              ------------    ------------    ------------
    Total assets ...........................................................  $182,053,484    $130,652,362    $ 26,383,485
                                                                              ============    ============    ============
LIABILITIES
-----------
Payables (Note 4):
 Investments purchased .....................................................  $  1,537,924    $ 12,624,030    $         --
 Fund shares redeemed ......................................................       339,132          81,793          19,355
 Accrued management fee ....................................................       135,485          93,180          14,966
 Accrued distribution fee ..................................................        76,153          57,039          12,927
 Other accrued expenses ....................................................       131,394          82,932          57,482
                                                                              ------------    ------------    ------------
    Total liabilities ......................................................  $  2,220,088    $ 12,938,974    $    104,730
                                                                              ------------    ------------    ------------
Net assets, at market value ................................................  $179,833,396    $117,713,388    $ 26,278,755
                                                                              ============    ============    ============
NET ASSETS
----------
Net assets consist of:
 Paid-in capital (Note 5) ..................................................  $137,812,959    $109,735,117    $ 25,161,669
 Undistributed net investment income (loss) (Notes 1 and 5) ................      (670,705)       (683,346)         53,856
 Accumulated net realized gain (loss)
  (Notes 1 and 5) ..........................................................    21,731,231        (219,950)      2,708,479
 Net unrealized appreciation (depreciation) on investments and other
  assets and liabilities denominated in foreign currencies .................    20,959,911       8,881,567      (1,645,249)
                                                                              ------------    ------------    ------------
Net assets, at market value ................................................  $179,833,396    $117,713,388    $ 26,278,755
                                                                              ============    ============    ============
Net assets, at market value
 Class A Shares ............................................................  $115,229,012    $ 60,859,214    $ 13,779,755
 Class B Shares ............................................................    10,445,789      21,689,707         944,353
 Class C Shares ............................................................    54,158,595      35,164,467      11,554,647
                                                                              ------------    ------------    ------------
    Total ..................................................................  $179,833,396    $117,713,388    $ 26,278,755
                                                                              ============    ============    ============
Shares of beneficial interest outstanding
 Class A Shares ............................................................     3,992,999       3,489,139         720,821
 Class B Shares ............................................................       376,336       1,247,666          50,015
 Class C Shares ............................................................     1,950,220       2,022,952         612,034
                                                                              ------------    ------------    ------------
    Total ..................................................................     6,319,555       6,759,757       1,382,870
                                                                              ============    ============    ============
Net Asset Value -- offering and redemption price per share
 (Notes 1 and 2) Class A Shares ............................................  $      28.86    $      17.44    $      19.12
                                                                              ============    ============    ============
 Maximum offering price per share ($28.86, $17.44 and $19.12)...............  $      30.30    $      18.31    $      20.07
                                                                              ============    ============    ============
 Class B Shares ............................................................  $      27.76    $      17.38    $      18.88
                                                                              ============    ============    ============
 Class C Shares ............................................................  $      27.77    $      17.38    $      18.88
                                                                              ============    ============    ============

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             HERITAGE SERIES TRUST
                            STATEMENT OF OPERATIONS
                 FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2000
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                                                   EAGLE
                                                AGGRESSIVE     INTERNATIONAL        GROWTH
                                                  GROWTH           EQUITY           EQUITY
                                                   FUND          PORTFOLIO           FUND
                                              -------------- ----------------- ---------------
INVESTMENT INCOME
-----------------
Income:
 Dividends ..................................  $    47,977      $  287,997(a)   $    322,347
 Interest ...................................      130,052          43,457           237,665
                                               -----------      ----------      ------------
    Total income ............................      178,029         331,454           560,012
Expenses (Notes 1 and 4):
 Management fee .............................      385,543         262,609           834,893
 Distribution fee (Class A Shares) ..........       48,090          11,239           117,426
 Distribution fee (Class B Shares) ..........       71,495           3,021           127,884
 Distribution fee (Class C Shares) ..........      123,325          44,258           515,600
 Distribution fee (Eagle Shares) ............           --         170,376                --
 Shareholder servicing fees .................       35,050              --            71,513
 Shareholder servicing fees
  (Class A Shares) ..........................           --           5,844                --
 Shareholder servicing fees
  (Class B Shares) ..........................           --             393                --
 Shareholder servicing fees
  (Class C Shares) ..........................           --           5,754                --
 Shareholder servicing fees
  (Eagle Shares) ............................           --           1,704                --
 Custodian/Fund accounting fees .............       38,899          81,668            54,734
 Professional fees ..........................       14,950          25,937            19,865
 Amortization of state qualification
  expenses ..................................       25,001          20,888            32,500
 Federal registration expenses ..............        6,109              --            12,510
 Organization expenses ......................           --           5,200             2,833
 Reports to shareholders ....................       11,329          14,433            15,983
 Trustees' fees and expenses ................        4,672           4,799             4,799
 Other ......................................        1,139           2,014             2,599
                                               -----------      ----------      ------------
    Total expenses before waiver ............      765,602         660,137         1,813,139
    Fees waived by Manager
      (Note 4) ..............................           --              --                --
                                               -----------      ----------      ------------
    Total expenses after waiver .............      765,602         660,137         1,813,139
                                               -----------      ----------      ------------
Net investment income (loss) ................     (587,573)       (328,683)       (1,253,127)
                                               -----------      ----------      ------------
REALIZED AND UNREALIZED GAIN (LOSS)
-----------------------------------
 ON INVESTMENTS
 --------------
Net realized gain (loss) from investment
 transactions ...............................   13,848,219       3,308,800        52,751,382
Net realized loss from foreign currency
 transactions ...............................           --        (235,371)               --
Net unrealized appreciation
 (depreciation) of investments during
 the period .................................    1,987,932       2,322,075         9,399,893
Net unrealized appreciation from
 foreign currency during the period .........           --         172,755                --
                                               -----------      ----------      ------------
Net gain on investments .....................   15,836,151       5,568,259        62,151,275
                                               -----------      ----------      ------------
Net increase in net assets resulting from
 operations .................................  $15,248,578      $5,239,576      $ 60,898,148
                                               ===========      ==========      ============


                                                  MID CAP       SMALL CAP                        VALUE
                                                   STOCK          STOCK        TECHNOLOGY        EQUITY
                                                   FUND            FUND           FUND            FUND
                                              -------------- --------------- -------------- ---------------
INVESTMENT INCOME
-----------------
Income:
 Dividends ..................................   $   22,578     $   547,329     $   23,058    $     290,636
 Interest ...................................       27,849         234,664        125,204           24,613
                                                ----------     -----------     ----------    -------------
    Total income ............................       50,427         781,993        148,262          315,249
Expenses (Notes 1 and 4):
 Management fee .............................      109,098         773,213        403,798           96,926
 Distribution fee (Class A Shares) ..........       21,487         151,643         53,053           17,050
 Distribution fee (Class B Shares) ..........       12,465          52,297         75,781            4,608
 Distribution fee (Class C Shares) ..........       47,051         289,203        124,827           56,425
 Distribution fee (Eagle Shares) ............           --              --             --               --
 Shareholder servicing fees .................       15,160          98,127         39,455           16,673
 Shareholder servicing fees
  (Class A Shares) ..........................           --              --             --               --
 Shareholder servicing fees
  (Class B Shares) ..........................           --              --             --               --
 Shareholder servicing fees
  (Class C Shares) ..........................           --              --             --               --
 Shareholder servicing fees
  (Eagle Shares) ............................           --              --             --               --
 Custodian/Fund accounting fees .............       33,974          48,285         39,230           29,972
 Professional fees ..........................       14,950          15,278         15,452           15,593
 Amortization of state qualification
  expenses ..................................       23,651          22,500         42,501           16,000
 Federal registration expenses ..............           --              --         21,763               --
 Organization expenses ......................        2,585              --             --            1,767
 Reports to shareholders ....................        6,694          22,870         10,953            9,452
 Trustees' fees and expenses ................        4,799           4,799          4,672            4,676
 Other ......................................        1,419           5,561            123            2,019
                                                ----------     -----------     ----------    -------------
    Total expenses before waiver ............      293,333       1,483,776        831,608          271,161
    Fees waived by Manager
      (Note 4) ..............................      (23,227)             --             --          (38,000)
                                                ----------     -----------     ----------    -------------
    Total expenses after waiver .............      270,106       1,483,776        831,608          233,161
                                                ----------     -----------     ----------    -------------
Net investment income (loss) ................     (219,679)       (701,783)      (683,346)          82,088
                                                ----------     -----------     ----------    -------------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
Net realized gain (loss) from investment
 transactions ...............................    8,355,633      26,957,272       (219,950)       2,713,403
Net realized loss from foreign currency
 transactions ...............................           --              --             --               --
Net unrealized appreciation
 (depreciation) of investments during
 the period .................................      903,946      15,287,692      8,881,567       (1,032,948)
Net unrealized appreciation from
 foreign currency during the period .........           --              --             --               --
                                                ----------     -----------     ----------    -------------
Net gain on investments .....................    9,259,579      42,244,964      8,661,617        1,680,455
                                                ----------     -----------     ----------    -------------
Net increase in net assets resulting from
 operations .................................   $9,039,900     $41,543,181     $7,978,271    $   1,762,543
                                                ==========     ===========     ==========    =============

----------
(a) Net of $39,514 foreign taxes

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             HERITAGE SERIES TRUST
                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                         FOR THE SIX-MONTH
                                                                           PERIOD ENDED         FOR THE
                                                                          APRIL 30, 2000       YEAR ENDED
                                                                            (UNAUDITED)     OCTOBER 31, 1999
                                                                        ------------------- ----------------
AGGRESSIVE GROWTH FUND
----------------------
Increase in net assets:
Operations:
 Net investment loss . ................................................    $   (587,573)      $  (430,858)
 Net realized gain from investment transactions .......................      13,848,219         6,487,570
 Net unrealized appreciation of investments during the period .........       1,987,932         3,177,004
                                                                           ------------       -----------
Net increase in net assets resulting from operations ..................      15,248,578         9,233,716
Distributions to shareholders from:
 Net realized gains Class A Shares, ($2.20 per share) .................      (2,919,240)               --
 Net realized gains Class B Shares, ($2.20 per share)..................      (1,121,963)               --
 Net realized gains Class C Shares, ($2.20 per share) .................      (1,813,382)               --
Increase in net assets from Fund share transactions (Note 2) ..........      23,138,617        26,033,474
                                                                           ------------       -----------
Increase in net assets ................................................      32,532,610        35,267,190
Net assets, beginning of period .......................................      53,752,367        18,485,177
                                                                           ------------       -----------
Net assets, end of period (including accumulated net investment loss
 of $587,573 for the period ended April 30, 2000) .....................    $ 86,284,977       $53,752,367
                                                                           ============       ===========


                                                                                    FOR THE SIX-MONTH
                                                                                      PERIOD ENDED         FOR THE
                                                                                     APRIL 30, 2000       YEAR ENDED
                                                                                       (UNAUDITED)     OCTOBER 31, 1999
                                                                                    ------------------ ----------------
EAGLE INTERNATIONAL EQUITY PORTFOLIO
------------------------------------
Increase in net assets:
Operations:
 Net investment loss .............................................................    $   (328,683)     $   (420,664)
 Net realized gain from investment transactions ..................................       3,308,800         6,904,858
 Net realized gain (loss) from foreign currency transactions .....................        (235,371)          216,150
 Net unrealized appreciation from foreign currrency during the period ............       2,322,075         3,686,213
 Net unrealized appreciation (depreciation) of investments during the period .....         172,755          (177,933)
                                                                                      ------------      ------------
 Net increase in net assets resulting from operations ............................       5,239,576        10,208,624
Distributions to shareholders from:
 Net realized gains Class A Shares, ($4.44 and $0.12 per share, respectively).....      (1,110,521)          (30,773)
 Net realized gains Class B Shares, ($4.44 and $0.12 per share, respectively).....         (67,144)           (1,581)
 Net realized gains Class C Shares, ($4.44 and $0.12 per share, respectively).....      (1,095,583)          (27,806)
 Net realized gains Eagle Shares, ($4.44 and $0.12 per share, respectively).......      (4,405,006)         (151,973)
Increase (decrease) in net assets from Fund share transactions (Note 2) ..........       4,743,983        (7,860,802)
                                                                                      ------------      ------------
Increase in net assets ...........................................................       3,305,305         2,135,689
Net assets, beginning of period ..................................................      47,874,266        45,738,577
                                                                                      ------------      ------------
Net assets, end of period (including accumulated net investment loss
 of $250,205 and undistributed net investment income of $78,478) .................    $ 51,179,571      $ 47,874,266
                                                                                      ============      ============

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             HERITAGE SERIES TRUST
                      STATEMENTS OF CHANGES IN NET ASSETS
                                  (CONTINUED)
--------------------------------------------------------------------------------

                                                                         FOR THE SIX-MONTH
                                                                           PERIOD ENDED         FOR THE
                                                                          APRIL 30, 2000       YEAR ENDED
                                                                            (UNAUDITED)     OCTOBER 31, 1999
                                                                         -----------------  ----------------
GROWTH EQUITY FUND
------------------
Increase in net assets:
Operations:
 Net investment loss ..................................................    $ (1,253,127)     $ (1,219,288)
 Net realized gain from investment transactions .......................      52,751,382        24,524,653
 Net unrealized appreciation of investments during the period .........       9,399,893        25,441,900
                                                                           ------------      ------------
 Net increase in net assets resulting from operations .................      60,898,148        48,747,265
Distributions to shareholders from:
 Net realized gains Class A Shares, ($5.47 per share) .................      (8,589,011)               --
 Net realized gains Class B Shares, ($5.47 per share) .................      (2,275,911)               --
 Net realized gains Class C Shares, ($5.47 per share) .................      (9,937,923)               --
Increase in net assets from Fund share transactions (Note 2) ..........      69,304,691        25,151,363
                                                                           ------------      ------------
Increase in net assets ................................................     109,399,994        73,898,628
Net assets, beginning of period .......................................     158,418,407        84,519,779
                                                                           ------------      ------------
Net assets, end of period (including accumulated net investment loss
 of $1,253,127 for the period ended April 30, 2000) ...................    $267,818,401      $158,418,407
                                                                           ============      ============


                                                                         FOR THE SIX-MONTH
                                                                           PERIOD ENDED         FOR THE
                                                                          APRIL 30, 2000       YEAR ENDED
                                                                            (UNAUDITED)     OCTOBER 31, 1999
                                                                         ------------------ ----------------
MID CAP STOCK FUND
------------------
Increase (decrease) in net assets:
Operations:
 Net investment loss ..................................................    $   (219,679)     $   (427,785)
 Net realized gain from investment transactions . .....................       8,355,633         1,928,034
 Net unrealized appreciation of investments during the period .........         903,946         2,467,882
                                                                           ------------      ------------
 Net increase in net assets resulting from operations .................       9,039,900         3,968,131
Distributions to shareholders from:
 Net realized gains Class A Shares, ($0.30 per share) .................        (254,362)               --
 Net realized gains Class B Shares, ($0.30 per share) .................         (37,315)               --
 Net realized gains Class C Shares, ($0.30 per share) .................        (146,539)               --
Decrease in net assets from Fund share transactions (Note 2) ..........      (1,417,352)       (5,928,377)
                                                                           ------------      ------------
Increase (decrease) in net assets .....................................       7,184,332        (1,960,246)
Net assets, beginning of period .......................................      25,868,760        27,829,006
                                                                           ------------      ------------
Net assets, end of period (including accumulated net investment loss
 of $219,679 for the period ended April 30, 2000) .....................    $ 33,053,092      $ 25,868,760
                                                                           ============      ============

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             HERITAGE SERIES TRUST
                      STATEMENTS OF CHANGES IN NET ASSETS
                                  (CONTINUED)
--------------------------------------------------------------------------------

                                                                           FOR THE SIX-MONTH
                                                                             PERIOD ENDED         FOR THE
                                                                            APRIL 30, 2000       YEAR ENDED
                                                                              (UNAUDITED)     OCTOBER 31, 1999
                                                                          =-----------------  ----------------
SMALL CAP STOCK FUND
--------------------
Decrease in net assets:
Operations:
 Net investment loss ....................................................   $    (701,783)     $  (1,115,476)
 Net realized gain (loss) from investment transactions ..................      26,957,272         (2,081,165)
 Net unrealized appreciation of investments during the period ...........      15,287,692         11,574,223
                                                                            -------------      -------------
 Net increase in net assets resulting from operations ...................      41,543,181          8,377,582
Decrease in net assets from Fund share transactions (Note 2) . ..........     (56,674,153)       (80,494,684)
                                                                            -------------      -------------
Decrease in net assets ..................................................     (15,130,972)       (72,117,102)
Net assets, beginning of period .........................................     194,964,368        267,081,470
                                                                            -------------      -------------
Net assets, end of period (including accumulated net investment loss
 of $670,705 and undistributed net investment income of $31,078 .........   $ 179,833,396      $ 194,964,368
                                                                            =============      =============


                                                                                    FOR THE PERIOD
                                                                                  NOVEMBER 18, 1999
                                                                             (COMMENCEMENT OF OPERATIONS)
                                                                                  TO APRIL 30, 2000
                                                                                     (UNAUDITED)
                                                                              ---------------------------
TECHNOLOGY FUND
---------------
Increase in net assets:
Operations:
 Net investment loss ......................................................         $   (683,346)
 Net realized loss from investment transactions ...........................             (219,950)
 Net increase in unrealized appreciation of investments during the period .            8,881,567
                                                                                    ------------
 Net increase in net assets resulting from operations .....................            7,978,271
Increase in net assets from Fund share transactions (Note 2) ..............          109,735,117
                                                                                    ------------
Increase in net assets ....................................................          117,713,388
Net assets, beginning of period ...........................................                   --
                                                                                    ------------
Net assets, end of period (including accumulated net investment loss
 of $683,346 for the period ended April 30, 2000) .........................         $117,713,388
                                                                                    ============


                                                                                        FOR THE SIX-MONTH
                                                                                          PERIOD ENDED         FOR THE
                                                                                         APRIL 30, 2000       YEAR ENDED
                                                                                           (UNAUDITED)     OCTOBER 31, 1999
                                                                                       ------------------  ----------------
VALUE EQUITY FUND
-----------------
Decrease in net assets:
Operations:
 Net investment income ...............................................................    $     82,088      $     88,453
 Net realized gain from investment transactions ......................................       2,713,403           931,457
 Net realized gains from covered call options written ................................              --            17,466
 Net unrealized depreciation of investments during the period ........................      (1,032,948)       (1,115,216)
                                                                                          ------------      ------------
 Net increase (decrease) in net assets resulting from operations .....................       1,762,543           (77,840)
Distributions to shareholders from: ..................................................
 Net investment income Class A Shares, ($0.11 and $0.16 per share, respectively) .....         (83,002)         (152,941)
 Net investment income Class B Shares, ($0.01 per share) .............................              --              (752)
 Net investment income Class C Shares, ($0.01 per share) .............................              --            (9,859)
 Net realized gains Class A Shares, ($0.42 and $0.12 per share, respectively) ........        (329,738)         (110,747)
 Net realized gains Class B Shares, ($0.42 and $0.12 per share, respectively) ........         (22,188)           (6,528)
 Net realized gains Class C Shares, ($0.42 and $0.12 per share, respectively) ........        (270,040)          (85,565)
Decrease in net assets from Fund share transactions (Note 2) .........................      (2,340,959)       (4,259,045)
                                                                                          ------------      ------------
Decrease in net assets ...............................................................      (1,283,384)       (4,703,277)
Net assets, beginning of period ......................................................      27,562,139        32,265,416
                                                                                          ------------      ------------
Net assets, end of period (including undistributed net investment income
 of $53,856 and $54,770, respectively) ...............................................    $ 26,278,755      $ 27,562,139
                                                                                          ============      ============

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                HERITAGE SERIES TRUST - AGGRESSIVE GROWTH FUND
                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
     The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                           CLASS A SHARES*
                                                            ---------------------------------------------
                                                                  FOR THE
                                                                 SIX MONTH
                                                                  PERIOD
                                                                   ENDED          FOR THE YEARS ENDED
                                                                 APRIL 30,            OCTOBER 31,
                                                                   2000        =-------------------------
                                                                (UNAUDITED)        1999     1998/dagger/
                                                            ------------------ --------------------------
Net asset value, beginning of period ......................    $    20.80       $  15.35    $      14.29
                                                               ----------       --------    ------------
Income from Investment Operations:
 Net investment loss (a) ..................................         (0.14)        ( 0.15)             --
 Net realized and unrealized gain on investments ..........          6.25           5.60            1.06
                                                               ----------       --------    ------------
 Total from Investment Operations .........................          6.11           5.45            1.06
                                                               ----------       --------    ------------
Less Distributions:
 Distributions from net realized gains ....................         (2.20)            --              --
                                                               ----------       --------    ------------
 Net asset value, end of period ...........................    $    24.71       $  20.80    $      15.35
                                                               ==========       ========    ============
 Total Return (%) (b) .....................................         30.36 (c)      35.50            7.42 (c)
Ratios (%)/ Supplemental Data
 Operating expenses, net, to average daily net assets .....          1.60 (d)       1.65            1.65 (d)
 Net investment income (loss) to average daily net assets .        ( 1.14)(d)       (.78)            .08 (d)
 Portfolio turnover rate ..................................           125 (c)        195              34
 Net assets, end of period ($ millions) ...................            43             27              11



                                                                             CLASS B SHARES*                   CLASS C SHARES*
                                                               ---------------------------------------------- ----------------
                                                                  FOR THE                                           FOR THE
                                                                 SIX MONTH                                         SIX MONTH
                                                                  PERIOD                                            PERIOD
                                                                   ENDED            FOR THE YEARS ENDED              ENDED
                                                                 APRIL 30,              OCTOBER 31,                APRIL 30,
                                                                   2000        ------------------------------        2000
                                                                (UNAUDITED)        1999       1998/dagger/        (UNAUDITED)
                                                               -------------   ----------    ------------     ----------------
Net asset value, beginning of period ......................    $    20.61       $  15.33      $    14.29         $    20.61
                                                               ----------       --------      ----------         ----------
Income from Investment Operations:
 Net investment loss (a) ..................................         (0.24)         (0.29)          (0.03)             (0.24)
 Net realized and unrealized gain on investments ..........          6.21           5.57            1.07               6.20
                                                               ----------       --------      ----------         ----------
 Total from Investment Operations .........................          5.97           5.28            1.04               5.96
                                                               ----------       --------      ----------         ----------
Less Distributions:
 Distributions from net realized gains ....................         (2.20)            --              --              (2.20)
                                                               ----------       --------      ----------         ----------
 Net asset value, end of period ...........................    $    24.38       $  20.61      $    15.33         $    24.37
                                                               ==========       ========      ==========         ==========
 Total Return (%) (b) .....................................         29.94 (c)      34.44            7.28 (c)          29.89 (c)
Ratios (%)/ Supplemental Data
 Operating expenses, net, to average daily net assets .....          2.35 (d)       2.40            2.40 (d)           2.35 (d)
 Net investment income (loss) to average daily net assets .         (1.89)(d)      (1.53)           (.77)(d)          (1.89)(d)
 Portfolio turnover rate ..................................           125 (c)        195              34                125 (c)
 Net assets, end of period ($ millions) ...................            15             10               4                 29



                                                                   CLASS C SHARES*
                                                             -------------------------
                                                                 FOR THE YEARS ENDED
                                                                     OCTOBER 31,
                                                             --------------------------
                                                                1999       1998/dagger/
                                                             --------      ------------
Net asset value, beginning of period ......................  $  15.33      $    14.29
                                                             --------      ----------
Income from Investment Operations:
 Net investment loss (a) ..................................     (0.29)          (0.03)
 Net realized and unrealized gain on investments ..........      5.57            1.07
                                                             --------      ----------
 Total from Investment Operations .........................      5.28            1.04
                                                             --------      ----------
Less Distributions:
 Distributions from net realized gains ....................        --              --
                                                             --------      ----------
 Net asset value, end of period ...........................  $  20.61      $    15.33
                                                             ========      ==========
 Total Return (%) (b) .....................................     34.44            7.28 (c)
Ratios (%)/ Supplemental Data
 Operating expenses, net, to average daily net assets .....      2.40            2.40 (d)
 Net investment income (loss) to average daily net assets .     (1.53)         (  .71)(d)
 Portfolio turnover rate ..................................       195              34
 Net assets, end of period ($ millions) ...................        16               3

-------
 * Per share amounts have been calculated using the monthly average share method.
 /dagger/ For the period August 20, 1998 (commencement of operations) to
          October 31, 1998.
(a) The period ended April 30, 2000 includes recovery of previously waived management fees paid to the manager of $.01 per Class A, B and C Shares. The operating expense ratios including such items would have been 1.53% (annualized) for Class A Shares and 2.25% (annualized) for Class B and C Shares. Excludes management fees waived by the Manager in the amount of $0.03 per Class A, B and C Shares, for the year ended October 31, 1999. The operating expense ratios including such items would have been 1.79%, 2.54%, and 2.54% for Class A, B and C Shares for the year ended October 31, 1999, respectively. Excludes management fees waived and expenses reimbursed by the amount of $.07 per Class A, B and C Shares for the year ended October 31, 1998. The operating expense ratios including such items would have been 3.64% (annualized), 4.39% (annualized) and 4.39 (annualized) for Class A, B and C Shares, respectively.
(b) Does not reflect the imposition of a sales charge.
(c) Not annualized.
(d) Annualized.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
          HERITAGE SERIES TRUST - EAGLE INTERNATIONAL EQUITY PORTFOLIO
                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
     The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statement.



                                                                  CLASS A SHARES*
                                   ----------------------------------------------------------------------------
                                         FOR THE
                                        SIX MONTH
                                         PERIOD
                                          ENDED                          FOR THE YEARS ENDED
                                        APRIL 30,                            OCTOBER 31,
                                          2000         ---------------------------------------------------------
                                       (UNAUDITED)       1999          1998           1997         1996/dagger/
                                     -------------     --------    ------------   ------------   ---------------
Net asset value, beginning of
 period ..........................    $    31.56       $  25.43    $      23.97   $      22.25   $        21.11
                                      ----------       --------    ------------   ------------   --------------
Income from Investment
 Operations:
 Net investment income
  (loss)(a) ......................         (0.11)         (0.09)          (0.01)          0.05             0.10
 Net realized and unrealized
  gain on investments ............          3.89           6.34            2.14           2.28             1.04
                                      ----------       --------    ------------   ------------   --------------
 Total from Investment
  Operations .....................          3.78           6.25            2.13           2.33             1.14
                                      ----------       --------    ------------   ------------   --------------
Less Distributions:
 Dividends from net investment
  income .........................            --             --           (0.05)         (0.44)              --
 Distributions from net realized
  gains ..........................         (4.44)         (0.12)          (0.62)         (0.17)              --
                                      ----------       --------    ------------   ------------   --------------
 Total Distributions .............         (4.44)         (0.12)          (0.67)         (0.61)              --
                                      ----------       --------    ------------   ------------   --------------
Net asset value, end of period ...    $    30.90       $  31.56    $      25.43   $      23.97   $        22.25
                                      ==========       ========    ============   ============   ==============
Total Return (%) (b) .............         24.68 (c)      24.68            9.04 (d)      10.71 (d)         5.40 (c)
Ratios (%)/ Supplemental Data
 Operating expenses, net, to
  average daily net assets .......          1.97 (e)       1.97            1.97           1.97             1.97 (e)
 Net investment income (loss) to
  average daily net assets .......          (.70)(e)       (.32)           (.02)           .22              .44 (e)
 Portfolio turnover rate .........            34 (c)         78              71             50               59
 Net assets, end of period
  ($ millions)....................             9              8               7              6                3



                                                         CLASS B SHARES*
                                      --------------------------------------------------
                                         FOR THE
                                        SIX MONTH
                                         PERIOD
                                          ENDED                 FOR THE YEARS ENDED
                                        APRIL 30,                   OCTOBER 31,
                                          1999         -----------------------------------
                                       (UNAUDITED)       1999       1998/dagger//dagger/
                                      ------------     -------      --------------------
Net asset value, beginning of
 period ..........................    $    30.83       $  25.03      $  23.95
                                      ----------       --------     ---------
Income from Investment
 Operations:
 Net investment income
  (loss)(a) ......................         (0.22)         (0.30)        (0.16)
 Net realized and unrealized
  gain on investments ............          3.80           6.22          1.24
                                      ----------       --------     -----------
 Total from Investment
  Operations .....................          3.58           5.92          1.08
                                      ----------       --------     ----------
Less Distributions:
 Dividends from net investment
  income .........................            --             --            --
 Distributions from net realized
  gains ..........................         (4.44)        (0.12)            --
                                      ----------       --------     -----------
 Total Distributions .............         (4.44)        (0.12)            --
                                      ----------       --------     -----------
Net asset value, end of period ...    $    29.97       $  30.83      $   25.03
                                      ==========       ========     ===========
Total Return (%) (b) .............         23.70 (c)      23.70           4.51 (c)
Ratios (%)/ Supplemental Data
 Operating expenses, net, to
  average daily net assets .......          0.18 (e)       2.72           2.72 (e)
 Net investment income (loss) to
  average daily net assets .......          (.09)(e)      (1.04)          (.71)(e)
 Portfolio turnover rate .........            34 (c)         78             71
 Net assets, end of period
  ($ millions)....................             1             .5             .2



                                                                    CLASS C SHARES*
                                   --------------------------------------------------------------------
                                    FOR THE
                                   SIX MONTH
                                     PERIOD
                                     ENDED                             FOR THE YEARS ENDED
                                   APRIL 30,                               OCTOBER 31,
                                      2000        ------------------------------------------------
                                  (UNAUDITED)             1999          1998           1997        1996/dagger/
                                  -----------          ---------    ------------  ------------     ------------
Net asset value, beginning of
 period .......................... $ 30.83              $  25.03    $      23.73   $      22.12     $      21.11
                                   ----------           --------    ------------   ------------    -------------
Income from Investment
 Operations:
 Net investment income
  (loss)(a) ......................  (0.23)                 (0.30)         (0.20)         (0.13)           (0.07)
 Net realized and unrealized
  gain on investments ............   3.81                   6.22            2.12           2.25             1.08
                                   ----------           --------    ------------   ------------    -------------
 Total from Investment
  Operations .....................   3.58                   5.92            1.92           2.12             1.01
                                   ----------           --------    ------------   ------------    -------------
Less Distributions:
 Dividends from net investment
  income .........................     --                     --              --          (0.34)              --
 Distributions from net realized
  gains ..........................  (4.44)                 (0.12)         (0.62)         (0.17)               --
                                   ----------           --------    ------------   ------------    -------------
 Total Distributions .............  (4.44)                 (0.12)         (0.62)         (0.51)               --
                                   ----------           --------    ------------   ------------    -------------
Net asset value, end of period ... $ 29.97              $  30.83    $      25.03   $      23.73     $      22.12
                                   ==========           ========    ============   ============    =============
Total Return (%) (b) .............   23.70 (c)             23.70           8.24 (d)        9.79 (d)         4.78 (c)
Ratios (%)/ Supplemental Data
 Operating expenses, net, to
  average daily net assets .......    2.72 (e)              2.72            2.72           2.72             2.72 (e)
 Net investment income (loss) to
  average daily net assets .......  (1.44)(e)              (1.06)          (1.06)          (.79)            (.32)(e)
 Portfolio turnover rate .........     34 (c)                 78              78             71               59
 Net assets, end of period
  ($ millions)....................     10                      7               6              4                1

-------
* Per share amounts have been calculated using the monthly average share method.
/dagger/ For the period December 27, 1995 (commencement of Class A and Class C Shares) to October 31, 1996.
/dagger//dagger/  For the period January 2, 1998 (commencement of Class B
                  Shares) to October 31, 1998.
(a) Excludes management fees waived by Eagle in the amount of $0.01, $0.03, $0.06 and $0.16 per Class A Shares for the four years ended October 31, 1996, respectively. The operating expense ratios including such items would have been 2.02%, 2.08%, 2.23% and 2.69% (annualized) for Class A Shares, respectively. Excludes management fees waived by the Manager in the amount of $0.01 and $0.03 per Class B Shares for the two years ended October 31, 1998, respectively. The operating expense ratio including such items would have been 2.77% and 2.83% (annualized) for Class B Shares, respectively. Excludes management fees waived by Eagle in the amount of less than $0.01, $0.03, $0.06 and $0.16 per Class C Shares for the four years ended October 31, 1996, respectively.
(b) Does not reflect the imposition of a sales charge.
(c) Not annualized.
(d) These returns are calculated based on the published net asset value at October 31, 1997.
(e) Annualized.


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                  HERITAGE SERIES TRUST - GROWTH EQUITY FUND
                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
     The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


                                                                  CLASS A SHARES*
                                      --------------------------------------------------------------------
                                           FOR THE
                                          SIX MONTH                      FOR THE YEARS ENDED
                                        PERIOD ENDED                         FISCAL YEAR
                                       APRIL 30, 2000    --------------------------------------------------
                                         (UNAUDITED)        1999        1998        1997       1996/dagger/
                                      ----------------   ---------   ---------   --------     -------------
Net asset value, beginning
 of period .........................    $    43.44       $  28.82    $  23.77    $  17.74      $    14.29
                                        ----------       --------    --------    --------      ----------
Income from Investment
 Operations:
 Net investment loss (a) ...........         (0.18)         (0.20)      (0.11)      (0.07)         (0.03)
 Net realized and unrealized
  gain on investments ..............         15.71          14.82        5.48        6.10            3.48
                                        ----------       --------    --------    --------      ----------
 Total from Investment
  Operations .......................         15.53          14.62        5.37        6.03            3.45
                                        ----------       --------    --------    --------      ----------
Less Distributions:
 Distributions from net realized
  gains ............................         (5.47)            --       (0.32)         --              --
                                        ----------       --------    --------    --------      ----------
Net asset value, end of period .....    $    53.50       $  43.44    $  28.82    $  23.77      $    17.74
                                        ==========       ========    ========    ========      ==========
Total Return (%) (b) ...............         37.71 (c)      50.73       22.84       33.99           24.14 (c)
Ratios (%)/ Supplemental Data
 Operating expenses, net, to
  average daily net assets .........          1.20 (d)       1.24        1.38        1.61             1.65 (d)
 Net investment loss to average
  daily net assets .................          (.69)(d)       (.56)       (.40)       (.35)            (.19)(d)
 Portfolio turnover rate ...........           167 (c)        160          54          50               23
 Net assets, end of period
  ($ millions)......................           114             67          40          24               12


                                                        CLASS B SHARES*
                                     -----------------------------------------------------
                                           FOR THE
                                          SIX MONTH            FOR THE YEARS ENDED
                                        PERIOD ENDED               FISCAL YEAR
                                       APRIL 30, 2000   ----------------------------------
                                         (UNAUDITED)        1999     1998/dagger//dagger/
                                     ----------------   ----------   ---------------------
Net asset value, beginning
 of period .........................    $    42.17       $  28.18        $    24.33
                                        ----------       --------        ----------
Income from Investment
 Operations:
 Net investment loss (a) ...........         (0.36)         (0.47)            (0.23)
 Net realized and unrealized
  gain on investments ..............         15.21          14.46              4.08
                                        ----------       --------        ----------
 Total from Investment
  Operations .......................         14.85          13.99              3.85
                                        ----------       --------        ----------
Less Distributions:
 Distributions from net realized
  gains ............................         (5.47)            --                --
                                        ----------       --------        ----------
Net asset value, end of period .....    $    51.55       $  42.17        $    28.18
                                        ==========       ========        ==========
Total Return (%) (b) ...............         37.19 (c)      49.65             15.82 (c)
Ratios (%)/ Supplemental Data
 Operating expenses, net, to
  average daily net assets .........          1.94 (d)       1.98              2.11 (d)
 Net investment loss to average
  daily net assets .................         (1.45)(d)      (1.30)            (1.10)(d)
 Portfolio turnover rate ...........           167 (c)        160                54
 Net assets, end of period
  ($ millions)......................            33             16                 5



                                                                   CLASS C SHARES*
                                     -----------------------------------------------------------------------
                                            FOR THE
                                           SIX MONTH                       FOR THE YEARS ENDED
                                         PERIOD ENDED                          FISCAL YEAR
                                        APRIL 30, 2000    --------------------------------------------------
                                          (UNAUDITED)         1999        1998        1997       1996/dagger/
                                        --------------    ----------   --------   ---------     -------------
Net asset value, beginning
 of period .........................     $    42.15        $  28.18    $  23.42    $  17.61      $    14.29
                                         ----------        --------    --------    --------      ----------
Income from Investment
 Operations:
 Net investment loss (a) ...........          (0.36)         (0.47)     (0.31)     (0.24)          (0.15)
 Net realized and unrealized
  gain on investments ..............          15.22           14.44        5.39        6.05            3.47
                                         ----------        --------    --------    --------      ----------
 Total from Investment
  Operations .......................          14.86           13.97        5.08        5.81            3.32
                                         ----------        --------    --------    --------      ----------
Less Distributions:
 Distributions from net realized
  gains ............................          (5.47)             --       (0.32)         --              --
                                         ----------        --------    --------    --------      ----------
Net asset value, end of period .....     $    51.54        $  42.15    $  28.18    $  23.42      $    17.61
                                         ==========        ========    ========    ========      ==========
Total Return (%) (b) ...............          37.23 (c)       49.57       21.93       32.99           23.23 (c)
Ratios (%)/ Supplemental Data
 Operating expenses, net, to
  average daily net assets .........           1.95 (d)        1.99        2.13        2.36            2.40 (d)
 Net investment loss to average
  daily net assets .................         (1.44) (d)       (1.31)      (1.15)       1.14)           (.96)(d)
 Portfolio turnover rate ...........           167 (c)          160          54          50              23
 Net assets, end of period
  ($ millions)......................           120               75          39          18               5

-------
* Per share amounts have been calculated using the monthly average share method.
/dagger/ For the period November 16, 1995 (commencement of operations) to
         October 31, 1996.
/dagger//dagger/ For the period January 2, 1998 (commencement of Class B Shares)
                 to October 31, 1998.
(a) Excludes management fees waived by the Manager in the amount of $0.11 per Class A and C Shares for the period ended October 31, 1996. The operating expense ratios including such items would have been 2.39% (annualized) for Class A Shares and 3.14% (annualized) for Class C Shares for the year ended October 31, 1996, respectively. The year ended October 31, 1997 includes recovery of previously waived management fees paid to the manger of $.01 per Class A and C Shares. The operating expense ratios excluding such items would have been 1.54% for Class A Shares and 2.29% for Class C Shares.
(b) Does not reflect the imposition of a sales charge.
(c) Not annualized.
(d) Annualized.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                   HERITAGE SERIES TRUST - MID CAP STOCK FUND
                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
     The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                    CLASS A SHARES*
                                                     -------------------------------------------
                                                         FOR THE
                                                        SIX MONTH          FOR THE YEARS ENDED
                                                      PERIOD ENDED             OCTOBER 31,
                                                     APRIL 30, 2000   ---------------------------
                                                       (UNAUDITED)        1999       1998/dagger/
                                                     --------------   ---------     -------------
Net asset value, beginning
 of period .......................................    $    16.56       $  14.28      $    14.29
                                                      ----------       --------      ----------
Income from Investment Operations:
 Net investment loss (a) .........................         (0.12)        (0.18)         (0.15)
 Net realized and unrealized gain (loss) on
  investments ....................................          6.26           2.46            0.14
                                                      ----------       --------      ----------
 Total from Investment Operations ................          6.14           2.28           (0.01)
                                                      ----------       --------      ----------
Less Distributions:
 Distributions from net realized gains ...........         (0.30)            --              --
                                                      ----------       --------      ----------
Net asset value, end of period ...................    $    22.40       $  16.56      $    14.28
                                                      ==========       ========      ==========
Total Return (%) (b) .............................         37.46 (c)       5.97           (0.07) (c)
Ratios (%)/ Supplemental Data
 Operating expenses, net, to average daily net
  assets .........................................          1.55 (d)       1.60            1.60 (d)
 Net investment loss to average daily net
  assets .........................................         (1.20)(d)      (1.19)           (.99)(d)
 Portfolio turnover rate .................... ....           144 (c)        192             129
 Net assets, end of period ($ millions)...........            20             15              16



                                                                      CLASS B SHARES*                     CLASS C SHARES*
                                                     --------------------------------------------------   ----------------
                                                         FOR THE                                               FOR THE
                                                        SIX MONTH            FOR THE YEARS ENDED              SIX MONTH
                                                      PERIOD ENDED               OCTOBER 31,                PERIOD ENDED
                                                     APRIL 30, 1999    --------------------------------    APRIL 30, 2000*
                                                       (UNAUDITED)        1999     1998/dagger//dagger/      (UNAUDITED)
                                                    ---------------    --------    --------------------   -----------------
Net asset value, beginning
 of period .......................................    $    16.32       $  14.17        $    14.42           $    16.32
                                                      ----------       --------        ----------           ----------
Income from Investment Operations:
 Net investment loss (a) .........................         (0.19)         (0.30)            (0.23)               (0.19)
 Net realized and unrealized gain (loss) on
  investments ....................................          6.15           2.45             (0.02)                6.15
                                                      ----------       --------        ----------           ----------
 Total from Investment Operations ................          5.96           2.15             (0.25)                5.96
                                                      ----------       --------        ----------           ----------
Less Distributions:
 Distributions from net realized gains ...........         (0.30)            --                --                (0.30)
                                                      ----------       --------        ----------           ----------
Net asset value, end of period ...................    $    21.98       $  16.32        $    14.17           $    21.98
                                                      ==========       ========        ==========           ==========
Total Return (%) (b) .............................         36.90 (c)       5.17             (1.73) (c)           36.96 (c)
Ratios (%)/ Supplemental Data
 Operating expenses, net, to average daily net
  assets .........................................          2.30 (d)       2.35              2.35  (d)            2.30 (d)
 Net investment loss to average daily net
  assets .........................................         (1.95)(d)      (1.94)            (1.85) (d)           (1.95)(d)
 Portfolio turnover rate .................... ....           144 (c)        192               129                  144 (c)
 Net assets, end of period ($ millions)...........             3              2                 2                   10



                                                          CLASS C SHARES*
                                                    --------------------------
                                                        FOR THE YEARS ENDED
                                                            OCTOBER 31,
                                                   ---------------------------
                                                       1999       1998/dagger/
                                                    --------      ------------
Net asset value, beginning
 of period .......................................  $  14.18      $    14.29
                                                    --------      ----------
Income from Investment Operations:
 Net investment loss (a) .........................     (0.30)          (0.25)
 Net realized and unrealized gain (loss) on
  investments ....................................      2.44            0.14
                                                    --------      ----------
 Total from Investment Operations ................      2.14           (0.11)
                                                    --------      ----------
Less Distributions:
 Distributions from net realized gains ...........        --              --
                                                    --------      ----------
Net asset value, end of period ...................  $  16.32      $    14.18
                                                    ========      ==========
Total Return (%) (b) .............................     15.09           (0.77) (c)
Ratios (%)/ Supplemental Data
 Operating expenses, net, to average daily net
  assets .........................................      2.35             2.35 (d)
 Net investment loss to average daily net
  assets .........................................     (1.95)           (1.75)(d)
 Portfolio turnover rate .................... ....       192              129
 Net assets, end of period ($ millions)...........         9                9

-------
* Per share amounts have been calculated using the monthly average share method.
/dagger/ For the period November 6, 1997 (commencement of operations) to
         October 31, 1998.
/dagger//dagger/ For the period January 2, 1998 (commencement of Class B Shares)
                 to October 31, 1998.
(a) Excludes management fees waived by the Manager in the amount of $0.02, $0.02 and $0.03 per Class A Shares, respectively. The operating expense ratios including such items would have been 1.71% (annualized), 1.70% and 1.86% (annualized) per Class A Shares, respectively. Excludes management fees waived by the Manager in the amount of $0.02, $0.02 and $0.03 per Class B and Class C Shares, respectively. The operating expense ratios including such items would have been 2.46% (annualized), 2.45% and 2.61% (annualized) per Class B and Class C Shares, respectively.
(b) Does not reflect the imposition of a sales charge.
(c) Not annualized.
(d) Annualized.


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                 HERITAGE SERIES TRUST - SMALL CAP STOCK FUND
                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
     The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                   CLASS A SHARES
                                        --------------------------------------------------------------------
                                           FOR THE
                                          SIX MONTH
                                           PERIOD
                                            ENDED                         FOR THE YEARS ENDED
                                          APRIL 30,                           OCTOBER 31,
                                            2000        ------------------------------------------------------
                                         (UNAUDITED)      1999*        1998*     1997*      1996*       1995
                                       ------------     --------    ---------   -------    -------    --------
Net asset value, beginning
 of period .........................    $    23.21       $ 22.62    $   30.39   $ 24.08    $ 18.86    $  16.20
                                        ----------       -------    ---------   -------    -------    --------
Income from Investment
 Operations:
 Net investment income (loss) ......         (0.06)        (0.04)       (0.06)    (0.02)     (0.05)       0.02
 Net realized and unrealized
  gain (loss) on investments .......          5.71          0.63        (5.98)     8.21       6.12        3.62
                                        ----------       -------    ---------   -------    -------    --------
 Total from Investment
  Operations .......................          5.65          0.59        (6.04)     8.19       6.07        3.64
                                        ----------       -------    ---------   -------    -------    --------
Less Distributions:
 Dividends from net investment
  income ...........................            --            --           --        --      (0.01)      (0.01)
 Distributions from net realized
  gains ............................            --            --        (1.73)    (1.88)     (0.84)      (0.97)
                                        ----------       -------    ---------   -------    -------    --------
 Total Distributions . .............            --            --        (1.73)    (1.88)     (0.85)      (0.98)
                                        ----------       -------    ---------   -------    -------    --------
Net asset value, end of period .....    $    28.86       $ 23.21    $   22.62   $ 30.39    $ 24.08    $  18.86
                                        ==========       =======    =========   =======    =======    ========
Total Return (%) (a) ...............         24.34 (b)      2.61       (20.96)    36.68      33.18       23.97
Ratios (%)/ Supplemental Data
 Operating expenses, net, to
  average daily net assets .........          1.29 (c)      1.26         1.22      1.25       1.41        1.88
 Net investment Income (loss)
  to average daily net assets ......          (.47)(c)      (.18)        (.22)     (.09)      (.21)        .15
 Portfolio turnover rate ...........            41 (b)        42           52        54         80          89
 Net assets, end of period
  ($ millions) .....................           115           125          174       222         96          57



                                                       CLASS B SHARES*
                                      ---------------------------------------------
                                           FOR THE
                                          SIX MONTH
                                           PERIOD
                                            ENDED             FOR THE YEARS ENDED
                                          APRIL 30,               OCTOBER 31,
                                            2000        ----------------------------
                                         (UNAUDITED)       1999        1998/dagger/
                                        ------------    --------       ------------
Net asset value, beginning
 of period .........................    $    22.41       $  22.00      $      27.98
                                        ----------       --------     -------------
Income from Investment
 Operations:
 Net investment income (loss) ......         (0.16)        (0.22)           (0.20)
 Net realized and unrealized
  gain (loss) on investments .......          5.51           0.63             (5.78)
                                        ----------       --------     -------------
 Total from Investment
  Operations .......................          5.35           0.41            (5.98)
                                        ----------       --------     -------------
Less Distributions:
 Dividends from net investment
  income ...........................            --             --                --
 Distributions from net realized
  gains ............................            --             --                --
                                        ----------       --------     -------------
 Total Distributions . .............            --             --                --
                                        ----------       --------     -------------
Net asset value, end of period .....    $    27.76       $  22.41      $      22.00
                                        ==========       ========     =============
Total Return (%) (a) ...............         23.87 (b)         --            (21.37) (b)
Ratios (%)/ Supplemental Data
 Operating expenses, net, to
  average daily net assets .........          2.05 (c)       2.01              1.98  (c)
 Net investment Income (loss)
  to average daily net assets ......         (1.22)(c)        .95              (.93) (c)
 Portfolio turnover rate ...........            41 (b)         42                52
 Net assets, end of period
  ($ millions) .....................            10              9                 9



                                                                          CLASS C SHARES
                                       -----------------------------------------------------------------------------------
                                           FOR THE
                                          SIX MONTH
                                            PERIOD
                                            ENDED                                 FOR THE YEARS ENDED
                                          APRIL 30,                                   OCTOBER 31,
                                             1999        -----------------------------------------------------------------
                                         (UNAUDITED)       1999*        1998*     1997*      1996*    1995/dagger//dagger/
                                       -------------     -------    ---------    -------    -------   --------------------
Net asset value, beginning
 of period .........................    $     22.42       $ 22.01    $   29.83   $ 23.84    $ 18.79   $ 15.67
                                        -----------       -------    ---------   -------    -------   -------
Income from Investment
 Operations:
 Net investment income (loss) ......          (0.16)        (0.22)       (0.26)    (0.23)     (0.22)   (0.02)
 Net realized and unrealized
  gain (loss) on investments .......           5.51          0.63        (5.83)     8.10       6.11     3.14
                                        -----------       -------    ---------   -------    -------   -------
 Total from Investment
  Operations .......................           5.35          0.41        (6.09)     7.87       5.89     3.12
                                        -----------       -------    ---------   -------    -------   -------
Less Distributions:
 Dividends from net investment
  income ...........................             --            --           --        --         --       --
 Distributions from net realized
  gains ............................             --            --        (1.73)    (1.88)     (0.84)      --
                                        -----------       -------    ---------   -------    -------   -------
 Total Distributions . .............             --            --        (1.73)    (1.88)     (0.84)     ---
                                        -----------       -------    ---------   -------    -------   -------
Net asset value, end of period .....    $     27.77       $ 22.42    $   22.01   $ 29.83    $ 23.84   $ 18.79
                                        ===========       =======    =========   =======    =======   =======
Total Return (%) (a) ...............          23.86 (b)      1.86       (21.55)    35.63      32.22     19.91 (b)
Ratios (%)/ Supplemental Data
 Operating expenses, net, to
  average daily net assets .........           2.04 (c)      2.01         1.97      2.00       2.13      2.36 (c)
 Net investment Income (loss)
  to average daily net assets ......          (1.22)(c)      (.94)        (.96)     (.85)      (.94)     (.46)( c)
 Portfolio turnover rate ...........             41 (b)        42           52        54         80        89
 Net assets, end of period
  ($ millions) .....................             54            61           84        90         25         4

-------
* Per share amounts have been calculated using the monthly average share method.
/dagger/ For the period January 2, 1998 (commencement of Class B Shares) to
         October 31, 1998.
/dagger//dagger/ For the period April 3, 1995 (commencement of Class C Shares)
                 to October 31, 1996.
(a) Does not reflect the imposition of a sales charge.
(b) Not annualized.
(c) Annualized.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                    HERITAGE SERIES TRUST - TECHNOLOGY FUND
                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
     The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

                                                                        CLASS A SHARES*
                                                                    ---------------------
                                                                        FOR THE PERIOD
                                                                             ENDED
                                                                        APRIL 30, 2000
                                                                     (UNAUDITED) /dagger/
                                                                    ----------------------
                                                                            $14.29
Net asset value, beginning of period ..............................        -------
Income from Investment Operations:
 Net investment loss ..............................................          (0.12)
 Net realized and unrealized gain on investments ..................           3.27
                                                                            ------
 Total from Investment Operations .................................           3.15
                                                                            ------
Net asset value, end of period . ..................................        $ 17.44
                                                                           =======
Total Return (%) (a) (b) ..........................................          22.04
Ratios (%)/ Supplemental Data
 Operating expenses, net, to average daily net assets (c) .........           1.58
 Net investment loss to average daily net assets (c) ..............          (1.23)
 Portfolio turnover rate (b) ......................................            208
 Net assets, end of period ($ millions) ...........................             61



                                                                        CLASS B SHARES*       CLASS C SHARES*
                                                                    -------------------     -------------------
                                                                        FOR THE PERIOD         FOR THE PERIOD
                                                                             ENDED                 ENDED
                                                                        APRIL 30, 2000         APRIL 30, 2000
                                                                     (UNAUDITED) /dagger/   (UNAUDITED) /dagger/
                                                                    ---------------------   --------------------
                                                                            $14.29                 $14.29
Net asset value, beginning of period ..............................         ------                 -------
Income from Investment Operations:
 Net investment loss ..............................................          (0.19)                 (0.19)
 Net realized and unrealized gain on investments ..................           3.28                   3.28
                                                                            ------                 ------
 Total from Investment Operations .................................           3.09                   3.09
                                                                            ------                 ------
Net asset value, end of period . ..................................        $ 17.38                $ 17.38
                                                                           =======                =======
Total Return (%) (a) (b) ..........................................          21.62                  21.62
Ratios (%)/ Supplemental Data
 Operating expenses, net, to average daily net assets (c) .........           2.31                   2.29
 Net investment loss to average daily net assets (c) ..............          (1.96)                 (1.95)
 Portfolio turnover rate (b) ......................................            208                    208
 Net assets, end of period ($ millions) ...........................             22                     35

-------
 * Per share amounts have been calculated using the monthly average share method.
/dagger/ For the period November 18, 1999 (commencement of operations) to
         April 30, 2000.
(a) Does not reflect the imposition of a sales charge.
(b) Not annualized.
(c) Annualized.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                HERITAGE SERIES TRUST - VALUE EQUITY EQUITY FUND
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
     The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


                                                                      CLASS A SHARES*
                                      --------------------------------------------------------------------------------
                                          FOR THE
                                         SIX MONTH
                                           PERIOD
                                           ENDED                             FOR THE YEARS ENDED
                                         APRIL 30,                               OCTOBER 31,
                                           2000         ----------------------------------------------------------------
                                        (UNAUDITED)       1999        1998        1997        1996     1995/dagger/
                                       -------------    --------    --------    --------    --------   ----------------
Net asset value, beginning of
 period ............................    $    18.33      $  18.56    $  24.27    $  20.27    $  18.00    $ 14.29
                                        ----------      --------    --------    --------    --------    --------
Income from Investment
Operations:
 Net investment income
  (loss) (a) .......................          0.09          0.12        0.15        0.22        0.17        0.08
 Net realized and unrealized
  gain (loss) on investments .......          1.23         (0.07)      (0.76)       5.23        2.76        3.63
                                        ----------      --------    --------    --------    --------    --------
 Total from Investment
  Operations .......................          1.32          0.05       (0.61)       5.45        2.93        3.71
                                        ----------      --------    --------    --------    --------    --------
Less Distributions:
 Dividends from net
  investment income ................         (0.11)        (0.16)      (0.20)      (0.15)      (0.11)         --
 Distributions from net
  realized gains ...................         (0.42)        (0.12)      (4.90)      (1.30)      (0.55)         --
                                        ----------      --------    --------    --------    --------    --------
 Total Distributions ...............         (0.53)        (0.28)      (5.10)      (1.45)      (0.66)         --
                                        ----------      --------    --------    --------    --------    --------
Net asset value, end of period .....    $    19.12      $  18.33    $  18.56    $  24.27    $  20.27    $ 18.00
                                        ==========      ========    ========    ========    ========    ========
Total Return (%) (b) ...............          7.43 (c)      0.24       (3.52)      28.69       16.59       25.96 (c)
Ratios (%)/ Supplemental Data
 Operating expenses, net, to
  average daily net assets .........          1.45 (d)      1.45        1.45        1.61        1.65        1.65 (d)
 Net investment income (loss)
  to average daily net assets ......           .99 (d)       .63         .74         .96         .89        1.05 (d)
 Portfolio turnover rate ...........            45 (c)       137         132         155         129          82
 Net assets, end of period
  ($ millions)......................            14            15          18          19          15          12


                                                         CLASS B SHARES*
                                      --------------------------------------------------
                                         FOR THE
                                        SIX MONTH
                                         PERIOD
                                          ENDED               FOR THE YEARS ENDED
                                        APRIL 30,                 OCTOBER 31,
                                          2000       -----------------------------------
                                       (UNAUDITED)         1999     1998/dagger//dagger/
                                     -------------   --------    ----------------------
Net asset value, beginning of
 period ............................  $      18.06   $  18.29      $    19.60
                                      ------------   --------     -----------
Income from Investment
Operations:
 Net investment income
  (loss) (a) .......................          0.02      (0.02)           0.02
 Net realized and unrealized
  gain (loss) on investments .......          1.22      (0.08)          (1.33)
                                      ------------   --------     -----------
 Total from Investment
  Operations .......................          1.24      (0.10)          (1.31)
                                      ------------   --------     -----------
Less Distributions:
 Dividends from net
  investment income ................            --      (0.01)             --
 Distributions from net
  realized gains ...................         (0.42)     (0.12)             --
                                      ------------   --------     -----------
 Total Distributions ...............         (0.42)    ( 0.13)             --
                                      ------------   --------     -----------
Net asset value, end of period .....  $      18.88   $  18.06      $    18.29
                                      ============   ========     ===========
Total Return (%) (b) ...............          7.03 (c)  (0.56)          (6.68)(c)
Ratios (%)/ Supplemental Data
 Operating expenses, net, to
  average daily net assets .........          2.20 (d)   2.20             2.20 (d)
 Net investment income (loss)
  to average daily net assets ......           .24 (d)   (.13)             .15 (d)
 Portfolio turnover rate ...........            45 (c)    137              132
 Net assets, end of period
  ($ millions)......................             1          1                1



                                                             CLASS C SHARES*
                                       -----------------------------------------------------------
                                         FOR THE
                                        SIX MONTH
                                          PERIOD
                                          ENDED                    FOR THE YEARS ENDED
                                        APRIL 30,                      OCTOBER 31,
                                           2000      ---------------------------------------------
                                       (UNAUDITED)      1999        1998        1997        1996
                                       ------------  ---------    --------    --------   ----------
Net asset value, beginning of
 period ............................  $       18.06   $  18.28    $  23.98    $  20.06    $  17.92
                                      -------------   --------    --------    --------    --------
Income from Investment
Operations:
 Net investment income
  (loss) (a) .......................           0.02      (0.02)         --        0.05        0.02
 Net realized and unrealized
  gain (loss) on investments .......           1.22      (0.07)      (0.75)       5.20        2.74
                                      -------------   --------    --------    --------    --------
 Total from Investment
  Operations .......................           1.24      (0.09)      (0.75)       5.25        2.76
                                      -------------   --------    --------    --------    --------
Less Distributions:
 Dividends from net
  investment income ................             --      (0.01)      (0.05)      (0.03)      (0.07)
 Distributions from net
  realized gains ...................          (0.42)     (0.12)      (4.90)      (1.30)      (0.55)
                                      -------------   --------    --------    --------    --------
 Total Distributions ...............          (0.42)     (0.13)      (4.95)      (1.33)      (0.62)
                                      -------------   --------    --------    --------    --------
Net asset value, end of period .....  $       18.88   $  18.06    $  18.28    $  23.98    $  20.06
                                      =============   ========    ========    ========    ========
Total Return (%) (b) ...............           7.03 (c)  (0.50)      (4.27)      27.79       15.65
Ratios (%)/ Supplemental Data
 Operating expenses, net, to
  average daily net assets .........           2.20 (d)   2.20        2.20        2.36        2.40
 Net investment income (loss)
  to average daily net assets ......            .24 (d)   (.12)       (.01)        .21         .13
 Portfolio turnover rate ...........             45 (c)    137         132         155         129
 Net assets, end of period
  ($ millions)......................             12         12          14          13          10



                                             CLASS C SHARES*
                                       -----------------------------
                                           FOR THE YEARS ENDED
                                               OCTOBER 31,
                                       ------------------------------
                                       1995/dagger//dagger//dagger/
                                       ====
Net asset value, beginning of
 period ............................  $ 15.27
                                      -------
Income from Investment
Operations:
 Net investment income
  (loss) (a) .......................     0.01
 Net realized and unrealized
  gain (loss) on investments .......     2.64
                                      -------
 Total from Investment
  Operations .......................     2.65
                                      -------
Less Distributions:
 Dividends from net
  investment income ................       --
 Distributions from net
  realized gains ...................       --
                                      -------
 Total Distributions ...............       --
                                      -------
Net asset value, end of period .....  $ 17.92
                                      =======
Total Return (%) (b) ...............    17.35 (c)
Ratios (%)/ Supplemental Data
 Operating expenses, net, to
  average daily net assets .........     2.40 (d)
 Net investment income (loss)
  to average daily net assets ......      .28 (d)
 Portfolio turnover rate ...........       82
 Net assets, end of period
  ($ millions)......................        4

-------
* Per share amounts have been calculated using the monthly average share method.
/dagger/ For the period December 30, 1994 (commencement of operations) to October 31, 1995.
/dagger//dagger/ For the period January 2, 1998 (commencement of Class B Shares) to October 31, 1998.
/dagger//dagger//dagger/ For the period April 3, 1995 (commencement of Class C
                        Shares) to October 31, 1995.
(a) Excludes management fees waived by the Manager in the amount of $.03 per Class A, B and C Shares for the period ended April 30, 2000. The operating expense ratios including such items would have been 1.74%, 2.49% and 2.49% for Class A, B and C Shares, respectively. Excludes management fees waived by the Manager in the amount of $.05 per Class A Shares, $.05 per Class B Shares and $.05 per Class C Shares for the year ended October 31, 1999. The operating expense ratios including such items would have been 1.70%, 2.45% and 2.45% for Class A, Class B and Class C, respectively. Excludes management fees waived by the Manager in the amount of $.03 per Class A Shares, $.02 per Class B Shares and $1.03 per Class C Shares for the year ended October 31, 1998. The operating expense ratios including such items would have been 1.58%, 2.33% and 2.33% (annualized), for Class A, Class B and Class C, respectively. The year ended October 31, 1997 includes recovery of previously waived management fees paid to the Manager of $.02 per Class A and Class C Shares. The operating expense ratio excluding such items would have been 1.53% and 2.28% for Class A and Class C Shares, respectively. Excludes management fees waived and expenses reimbursed by the Manager in the amount of $.07 and $.13 per Class A Shares, for the two years ended October 31, 1996. The operating expense ratios including such items would have been 1.99% and 3.49% (annualized) for Class A Shares for the two years ended October 31, 1996. Excludes management fees waived and expenses reimbursed by the Manager in the amount of $.07 and $.13 per Class C Shares, for the two years ended October 31, 1996. The operating expense ratio including such items would have been 2.74% and 4.24% (annualized) for Class C Shares for the two years ended October 31, 1996.
(b) Does not reflect the imposition of a sales charge. Effective May 18, 1999, 100% assets of the Value Equity Fund was allocated to Osprey Partners Investment Management, LLC., (See Note 4).
(c) Not annualized.
(d) Annualized.
    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             HERITAGE SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
--------------------------------------------------------------------------------
Note 1: SIGNIFICANT ACCOUNTING POLICIES. Heritage Series Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and presently offers shares in seven series, the Aggressive Growth Fund, the Eagle International Equity Portfolio, the Growth Equity Fund, the Mid Cap Stock Fund (formerly the "Mid Cap Growth Fund"), the Small Cap Stock Fund, the Technology Fund and the Value Equity Fund (each, a "Fund" and collectively, the "Funds"). The Aggressive Growth Fund primarily seeks long-term capital appreciation by investing in equity securities of companies that may have significant growth potential. The Eagle International Equity Portfolio primarily seeks capital appreciation through investments in a portfolio of international equity securities. The Growth Equity Fund primarily seeks growth through long-term capital appreciation. The Mid Cap Stock Fund primarily seeks long-term appreciation by investing primarily in equity securities of companies with medium capitalization that are believed to have above average growth potential. The Small Cap Stock Fund seeks long-term capital appreciation by investing principally in the equity securities of companies with small market capitalization. The Technology Fund primarily seeks long-term capital appreciation through equity investments in companies that rely extensively on technology in their processes, products or services. The Value Equity Fund primarily seeks long-term capital appreciation and, secondarily, seeks current income. The Funds currently offer Class A, Class B and Class C Shares. Class A Shares are sold subject to a maximum sales charge of 4.75% of the amount invested payable at the time of purchase and may be subject to a contingent deferred sales load. Class B Shares, which were offered to shareholders beginning January 2, 1998, are sold subject to a 5% maximum contingent deferred sales load (based on the lower of purchase price or redemption price), declining over a six-year period. Class C Shares, which were offered to shareholders beginning April 3, 1995, are sold subject to a contingent deferred sales charge of 1% of the lower of net asset value or purchase price payable upon any redemptions made in less than one year of purchase. The Eagle
     International Equity Portfolio also issues Eagle Class Shares, which are subject to certain minimum investment requirements and are sold without any sales charge. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

     SECURITY VALUATION: Each Fund values investment securities at market value based on the last quoted sales price as reported by the principal securities exchange on which the security is traded. If no sale is reported, the last bid price is used and in the absence of a market quote, securities are valued using such methods as the Board of Trustees believes would reflect fair market value. Securities that are quoted in a foreign currency will be valued daily in U.S. dollars at the foreign currency exchange rates prevailing at the time the Eagle International Equity Portfolio calculates its daily net asset value per share. Although the Eagle International Equity Portfolio values its assets in U.S. dollars on a daily basis, it does not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. Short term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market.

     FOREIGN CURRENCY TRANSACTIONS: The books and records of the Eagle International Equity Portfolio are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. The Eagle International Equity Portfolio does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Net realized gain (loss) and unrealized appreciation (depreciation) from foreign currency transactions include gains and losses between trade and settlement date on securities transactions, gains and losses arising from the sales of foreign currency and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

     FORWARD FOREIGN CURRENCY CONTRACTS: The Eagle International Equity Portfolio may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currencies gain or loss. The Eagle International Equity Portfolio records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

     REPURCHASE AGREEMENTS: Each Fund enters into repurchase agreements whereby a Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount of at least 100% of the resale price.

     FEDERAL INCOME TAXES: Each Fund is treated as a single corporate taxpayer as provided for in the Tax Reform Act of 1986, as amended. A Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes.

--------------------------------------------------------------------------------
                             HERITAGE SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
                                  (CONTINUED)
--------------------------------------------------------------------------------
     DISTRIBUTION OF NET REALIZED GAINS: Net realized gains from investment transactions during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to each Fund, will be distributed to shareholders in the following fiscal year. Each Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

     STATE QUALIFICATION EXPENSES: State qualification fees are amortized based either on the time period covered by the qualification or as related shares are sold, whichever is appropriate for each state.

     OPTION ACCOUNTING PRINCIPLES: When a Fund writes a covered call option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a written option is based on the last offering price on the principal exchange on which such option is traded. The Fund receives a premium on the sale of an option, but gives up the opportunity to profit from any increase in stock value above the exercise price of the option. If an option that a Fund has written either expires on its stipulated expiration date, or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option that a Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.

     EXPENSES: Each Fund is charged for those expenses that are directly attributable to it, such as management fees, custodian fees, distribution fees, etc., while other expenses such as insurance expense, are all allocated proportionately among the Trust. Expenses of each Fund are allocated to each class of shares based upon their relative percentage of current net assets. All expenses that are directly attributable to a specific class of shares, such as distribution fees and shareholders service fees with respect to Eagle International Equity Portfolio, are charged directly to that class.

     ORGANIZATION EXPENSES: Expenses incurred in connection with the formation of each Fund, except the Aggressive Growth Fund and Technology Fund, were deferred and are being amortized on a straight-line basis over 60 months from the date of commencement of operations for the respective Funds. The Small Cap Stock Fund organization expenses have been amortized completely.

     CAPITAL ACCOUNTS: Each Fund reports the undistributed net investment income and accumulated net realized gain (loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryforward is available). Accordingly, each Fund may periodically make reclassifications among certain capital accounts without impacting the net asset value of the Fund.

     OTHER: For purposes of these financial statements, investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Note 2: FUND SHARES. At April 30, 2000, there was an unlimited number of shares of beneficial interest of no par value authorized.


     AGGRESSIVE GROWTH FUND
     -----------------------
     Transactions in the Class A, B and C Shares of the Fund during six-month period ended April 30, 2000 were as follows:


FOR THE PERIOD ENDED APRIL 30, 2000             A SHARES                     B SHARES                    C SHARES
(UNAUDITED)                             -------------------------  ---------------------------    ------------------------
                                          SHARES        AMOUNT        SHARES         AMOUNT        SHARES        AMOUNT
                                        ---------    ------------     --------   ------------    ---------    ------------
     Shares sold ....................     436,408    $ 11,365,866     113,954    $  2,982,267      395,330    $ 10,067,840
     Shares issued on reinvestment of
      distributions .................     124,031       2,804,337      49,580       1,108,598       80,252       1,794,442
     Shares redeemed . ..............    (155,013)     (3,867,478)    (45,840)     (1,134,169)     (79,162)     (1,983,086)
                                         --------    ------------     -------    ------------      -------    ------------
     Net increase ...................     405,426    $ 10,302,725     117,694    $  2,956,696      396,420    $  9,879,196
                                                     ============                ============                 ============
     Shares outstanding:
      Beginning of period ...........   1,317,722                     505,461                      773,291
                                        ---------                     -------                    ---------
      End of period .................   1,723,148                     623,155                    1,169,711
                                        =========                     =======                    =========

--------------------------------------------------------------------------------
                             HERITAGE SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
                                  (CONTINUED)
--------------------------------------------------------------------------------
     AGGRESSIVE GROWTH FUND(CONTINUED)
     ---------------------------------
     Transactions in the Class A, B and C Shares of the Fund during year ended October 31, 1999 were as follows:


                                                A SHARES                    B SHARES                   C SHARES
FOR THE YEAR ENDED OCTOBER 31, 1999    ---------------------------    ---------------------      -----------------------
                                          SHARES        AMOUNT        SHARES        AMOUNT       SHARES        AMOUNT
                                       -----------   -------------    -------    ----------      -------    ------------
      Shares sold . .................     816,167    $ 15,241,364     302,485    $5,661,744      645,799    $ 12,067,581
      Shares redeemed ...............    (228,646)     (4,233,253)    (49,661)     (930,205)     (94,328)     (1,773,757)
                                         --------    ------------     -------    ----------      -------    ------------
      Net increase . ................     587,521    $ 11,008,111     252,824    $4,731,539      551,471    $ 10,293,824
                                                     ============                ==========                 ============
      Shares outstanding:
       Beginning of year ............     730,201                     252,637                    221,820
                                         --------                     -------                    -------
       End of year ..................   1,317,722                     505,461                    773,291
                                        =========                     =======                    =======

     EAGLE INTERNATIONAL EQUITY PORTFOLIO
     ------------------------------------
     Transactions in the Class A, B and C Shares of the Fund during six-month period ended April 30, 2000 were as follows:


FOR THE PERIOD ENDED                             A SHARES                 B SHARES
APRIL 30, 2000                             ----------------------    ---------------------
                                           SHARES        AMOUNT       SHARES      AMOUNT
                                           -------    ----------     --------   ---------
(UNAUDITED)
      Shares sold .....................     36,495    $1,189,801       7,673    $ 244,110
      Shares issued on reinvestment
        of distributions . ............     31,859     1,034,768       2,120       66,936
      Shares redeemed .................    (21,343)     (699,613)     (1,003)     (31,898)
                                           -------    ----------      ------    ---------
      Net increase ....................     47,011    $1,524,956       8,790    $ 279,148
                                                      ==========                =========
      Shares outstanding:
       Beginning of period ............    250,659                    14,881
                                           -------                    ------
       End of period ..................    297,670                    23,671
                                           =======                    ======


FOR THE PERIOD ENDED                             C SHARES                  EAGLE SHARES
APRIL 30, 2000                             ---------------------       -----------------------
                                           SHARES       AMOUNT        SHARES         AMOUNT
                                           -------   -----------    ----------    ------------
(UNAUDITED)
      Shares sold .....................     72,990    $2,334,355       114,947    $  3,604,744
      Shares issued on reinvestment
        of distributions . ............     34,473     1,089,009       137,365       4,373,714
      Shares redeemed .................    (23,727)     (750,768)     (241,951)     (7,711,175)
                                           -------    ----------      --------    ------------
      Net increase ....................     83,736    $2,672,596        10,361    $    267,283
                                                      ==========                  ============
      Shares outstanding:
       Beginning of period ............    236,759                   1,037,481
                                           =======                   =========
       End of period ..................    320,495                   1,047,842
                                           =======                   =========

     Transactions in the Class A, B and C Shares of the Fund during the year ended October 31, 1999 were as follows:


FOR THE YEAR ENDED                                A SHARES                   B SHARES
OCTOBER 31, 1999                          -------------------------    ----------------------
                                           SHARES         AMOUNT        SHARES       AMOUNT
                                          --------    -------------   ---------   -----------
      Shares sold .....................     27,491    $     780,723      9,353    $   254,995
      Shares issued on reinvestment
        of distributions ..............      1,024           28,582         58          1,581
      Shares redeemed .................    (45,994)      (1,298,534)    (3,878)      (109,438)
                                           -------    -------------     ------    -----------
      Net increase (decrease) .........    (17,479)   $    (489,229)     5,533    $   147,138
                                                      =============               ===========
      Shares outstanding:
       Beginning of year . ............    268,138                       9,348
                                           -------                      ------
       End of year . ..................    250,659                      14,881
                                           =======                      ======


FOR THE YEAR ENDED                                C SHARES                    EAGLE SHARES
OCTOBER 31, 1999                          -------------------------    ---------------------------
                                           SHARES         AMOUNT         SHARES         AMOUNT
                                          ---------   -------------   -----------   --------------
      Shares sold .....................     45,492    $   1,262,451      137,206    $   3,951,774
      Shares issued on reinvestment
        of distributions ..............      1,009           27,703        5,474          151,150
      Shares redeemed .................    (43,865)      (1,222,395)    (409,377)     (11,689,394)
                                           -------    -------------     --------    -------------
      Net increase (decrease) .........      2,636    $      67,759     (266,697)   $  (7,586,470)
                                                      =============                 =============
      Shares outstanding:
       Beginning of year . ............    234,123                     1,304,178
                                           -------                     =========
       End of year . ..................    236,759                     1,037,481
                                           =======                     =========

--------------------------------------------------------------------------------
                             HERITAGE SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
                                  (CONTINUED)
--------------------------------------------------------------------------------
     GROWTH EQUITY FUND
     ------------------
     Transactions in the Class A, B and C Shares of the Fund during six-month period ended April 30, 2000 were as follows:


FOR THE PERIOD ENDED APRIL 30, 2000             A SHARES                    B SHARES                      C SHARES
(UNAUDITED)                            --------------------------    ------------------------   ---------------------------
                                          SHARES        AMOUNT        SHARES        AMOUNT         SHARES         AMOUNT
                                       -----------   ------------   ---------    ------------   ----------    -------------
      Shares sold ...................     582,956    $ 30,367,757     228,944    $ 11,467,110      548,185    $  27,245,556
      Shares issued on reinvestment
       of distributions .............     178,364       8,265,382      49,268       2,206,210      215,500        9,647,936
      Shares redeemed ...............    (169,887)     (8,584,312)    (23,297)     (1,172,489)    (206,203)     (10,138,459)
                                         --------    ------------     -------    ------------     --------    -------------
      Net increase ..................     591,433    $ 30,048,827     254,915    $ 12,500,831      557,482    $  26,755,033
                                                     ============                ============                 =============
      Shares outstanding:
       Beginning of period ..........   1,546,474                     384,547                    1,779,961
                                        ---------                     -------                    =========
       End of period . ..............   2,137,907                     639,462                    2,337,443
                                        =========                     =======                    =========

     Transactions in the Class A, B and C Shares of the Fund during the year ended October 31, 1999 were as follows:


                                                 A SHARES                      B SHARES                      C SHARES
FOR THE YEAR ENDED OCTOBER 31, 1999     --------------------------     -------    -------------    ----------------------------
                                          SHARES         AMOUNT         SHARES         AMOUNT         SHARES         AMOUNT
                                        ----------   -------------     --------    ------------    -----------   --------------
     Shares sold ....................     493,710    $  17,871,948      241,317    $  8,402,380       775,238    $  25,998,482
     Shares redeemed . ..............    (331,288)     (12,049,577)     (40,337)     (1,454,604)     (395,353)     (13,617,224)
                                         --------    -------------      -------    ------------      --------    -------------
     Net increase ...................     162,422    $   5,822,371      200,980    $  6,947,776       379,885    $  12,381,258
                                                     =============                 ============                  =============
     Shares outstanding:
      Beginning of year . ...........   1,384,052                       183,567                     1,400,076
                                        ---------                       -------                     ---------
      End of year . .................   1,546,474                       384,547                     1,779,961
                                        =========                       =======                     =========

     MID CAP STOCK FUND
     -------------------
     Transactions in the Class A, B and C Shares of the Fund during six-month period ended April 30, 2000 were as follows:


FOR THE PERIOD ENDED APRIL 30, 2000               A SHARES                    B SHARES                    C SHARES
(UNAUDITED)                                ------------------------    ----------------------     -------------------------
                                           SHARES         AMOUNT        SHARES        AMOUNT        SHARES         AMOUNT
                                          --------    ------------    --------    -----------    ----------   -------------
      Shares sold . ...................     70,738    $  1,480,844       20,191    $  409,711        48,793    $    995,001
      Shares issued on reinvestment
       of distributions ...............     13,219         243,221        2,056        37,227         7,859         142,331
      Shares redeemed . ...............    (78,927)     (1,545,097)     (11,120)     (210,970)     (158,257)     (2,969,620)
                                           -------    ------------      -------    ----------      --------    ------------
      Net increase (decrease) .........      5,030    $    178,968       11,127    $  235,968      (101,605)   $ (1,832,288)
                                                      ============                 ==========                  ============
      Shares outstanding:
       Beginning of period ............    878,429                      127,121                     566,498
                                           -------                      -------                    --------
       End of period . ................    883,459                      138,248                     464,893
                                           =======                      =======                    ========

--------------------------------------------------------------------------------
                             HERITAGE SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
                                  (CONTINUED)
--------------------------------------------------------------------------------
     MID CAP STOCK FUND (CONTINUED)
     -----------------------------
     Transactions in the Class A, B and C Shares of the Fund during the year ended October 31, 1999 were as follows:


                                                A SHARES                      B SHARES                     C SHARES
FOR THE YEAR ENDED OCTOBER 31, 1999     -------------------------     ------------------------     -------------------------
                                          SHARES         AMOUNT        SHARES         AMOUNT         SHARES         AMOUNT
                                        ---------    ------------     --------    -----------      ---------    ------------
      Shares sold ...................     167,255    $  2,515,905       42,991    $    656,381       192,230    $  2,895,086
      Shares redeemed ...............    (418,149)     (6,408,277)     (71,859)     (1,083,381)     (295,178)     (4,504,091)
                                         --------    ------------      -------    ------------      --------    ------------
      Net decrease ..................    (250,894)   $ (3,892,372)     (28,868)   $   (427,000)     (102,948)   $ (1,609,005)
                                                     ============                 ============                  ============
      Shares outstanding:
       Beginning of year ............   1,129,323                      155,989                       669,446
                                        ---------                      -------                      --------
       End of year ..................     878,429                      127,121                       566,498
                                        =========                      =======                      ========

     SMALL CAP STOCK FUND
     -------------
     Transactions in the Class A, B and C Shares of the Fund during six-month period ended April 30, 2000 were as follows:


FOR THE PERIOD ENDED APRIL 30, 2000               A SHARES                       B SHARES                      C SHARES
(UNAUDITED)                             -----------------------------    ------------------------    ---------------------------
                                           SHARES          AMOUNT         SHARES         AMOUNT         SHARES         AMOUNT
                                        ------------   --------------    --------    ------------    ----------    -------------
      Shares sold ...................       177,807    $   5,059,650       41,703    $  1,128,413       155,209    $   4,132,226
      Shares redeemed ...............    (1,564,885)     (41,370,834)     (88,902)     (2,365,515)     (907,707)     (23,258,093)
                                         ----------    -------------      -------    ------------      --------    -------------
      Net decrease ..................    (1,387,078)   $ (36,311,184)     (47,199)   $ (1,237,102)     (752,498)   $ (19,125,867)
                                                       =============                 ============                  =============
      Shares outstanding:
       Beginning of period ..........     5,380,077                       423,535                     2,702,718
                                         ----------                       -------                     ---------
       End of period ................     3,992,999                       376,336                     1,950,220
                                         ==========                       =======                     =========

     Transactions in the Class A, B and C Shares of the Fund during the year ended October 31, 1999 were as follows:


                                                   A SHARES                       B SHARES
FOR THE YEAR ENDED OCTOBER 31, 1999      ----------------------------     --------------------------
                                            SHARES          AMOUNT          SHARES         AMOUNT
                                         -----------    -------------     ----------   -------------
     Shares sold . ...................       842,703    $  20,207,077       167,884    $   3,950,709
     Shares redeemed .................    (3,151,721)     (75,402,363)     (148,184)      (3,460,431)
                                          ----------    -------------      --------    -------------
     Net increase (decrease) .........    (2,309,018)   $ (55,195,286)       19,700    $     490,278
                                                        =============                  =============
     Shares outstanding:
      Beginning of year . ............     7,689,095                        403,835
                                          ----------                       --------
      End of year ....................     5,380,077                        423,535
                                          ==========                       ========



                                                   C SHARES
FOR THE YEAR ENDED OCTOBER 31, 1999      ----------------------------
                                            SHARES          AMOUNT
                                         ------------   -------------
     Shares sold . ...................       621,819    $  14,595,795
     Shares redeemed .................    (1,747,954)     (40,385,471)
                                          ----------    -------------
     Net increase (decrease) .........    (1,126,135)   $ (25,789,676)
                                                        =============
     Shares outstanding:
      Beginning of year . ............     3,828,853
                                          ----------
      End of year ....................     2,702,718
                                          ==========

--------------------------------------------------------------------------------
                             HERITAGE SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
                                  (CONTINUED)
--------------------------------------------------------------------------------
     TECHNOLOGY FUND
     ---------------
     Transactions in Class A, B and C Shares of the Fund during the period November 18, 1999 (commencement of operations ) to April 30, 2000, were as follows:


FOR THE PERIOD ENDED APRIL 30, 2000             A SHARES                     B SHARES                     C SHARES
(UNAUDITED)                             -------------------------   ---------------------------   ------------------------
                                          SHARES        AMOUNT         SHARES        AMOUNT         SHARES        AMOUNT
                                        ----------   ------------   ----------    ------------    ---------    ------------
     Shares sold ....................   3,817,746    $ 62,475,663    1,303,025    $ 21,437,974    2,139,998    $ 34,829,782
     Shares redeemed . ..............    (328,607)     (5,830,729)     (55,359)     (1,014,840)    (117,046)     (2,162,733)
                                        ---------    ------------    ---------    ------------    ---------    ------------
     Net increase ...................   3,489,139    $ 56,644,934    1,247,666    $ 20,423,134    2,022,952    $ 32,667,049
                                                     ============                 ============                 ============
     Shares outstanding:
      Beginning of period ...........          --                           --                           --
                                        ---------                    ---------                    ---------
      End of period .................   3,489,139                    1,247,666                    2,022,952
                                        =========                    =========                    =========

     VALUE EQUITY FUND
     -----------------
     Transactions in the Class A, B and C Shares of the Fund during six-month period ended April 30, 2000 were as follows:


FOR THE PERIOD ENDED APRIL 30, 2000                            A SHARES                     B SHARES
(UNAUDITED)                                            -------------------------     ----------------------
                                                         SHARES         AMOUNT        SHARES        AMOUNT
                                                       ---------    ------------    ---------    ----------
     Shares sold ...................................      83,093    $  1,535,598        4,365    $   78,324
     Shares issued on reinvestment of distributions       22,076         397,144        1,213        21,621
     Shares redeemed ...............................    (187,295)     (3,392,192)     (11,820)     (215,584)
                                                        --------    ------------      -------    ----------
     Net decrease ..................................     (82,126)   $ (1,459,450)      (6,242)   $ (115,639)
                                                                    ============                 ==========
     Shares outstanding:
      Beginning of period ..........................     802,947                       56,257
                                                        --------                      -------
      End of period ................................     720,821                       50,015
                                                        ========                      =======



FOR THE PERIOD ENDED APRIL 30, 2000                            C SHARES
(UNAUDITED)                                            --------------------------
                                                         SHARES         AMOUNT
                                                       ----------   -------------
     Shares sold ...................................      92,235    $   1,673,741
     Shares issued on reinvestment of distributions       14,812          263,944
     Shares redeemed ...............................    (149,954)      (2,703,555)
                                                        --------    -------------
     Net decrease ..................................     (42,907)   $    (765,870)
                                                                    =============
     Shares outstanding:
      Beginning of period ..........................     654,941
                                                        --------
      End of period ................................     612,034
                                                        ========

     Transactions in Class A, B and C Shares of the Fund during the year ended October 31, 1999, were as follows:


                                                               A SHARES                     B SHARES
FOR THE YEAR ENDED OCTOBER 31, 1999                    ------------------------     ------------------------
                                                         SHARES         AMOUNT        SHARES        AMOUNT
                                                       ----------   ------------   -----------  ------------
     Shares sold ...................................     136,595    $  2,740,843       28,808    $   558,979
     Shares issued on reinvestment of distributions       13,519         254,838          389          7,278
     Shares redeemed ...............................    (302,249)     (5,780,061)     (22,484)      (428,531)
                                                        --------    ------------      -------    -----------
     Net increase (decrease) .......................    (152,135)   $ (2,784,380)       6,713    $   137,726
                                                                    ============                 ===========
     Shares outstanding:
      Beginning of year ............................     955,082                       49,544
                                                        --------                      -------
      End of year ..................................     802,947                       56,257
                                                        ========                      =======



                                                               C SHARES
FOR THE YEAR ENDED OCTOBER 31, 1999                  ----------------------------
                                                         SHARES         AMOUNT
                                                     -----------   --------------
     Shares sold ...................................     154,403    $  3,058,861
     Shares issued on reinvestment of distributions        5,023          93,852
     Shares redeemed ...............................    (249,936)     (4,765,104)
                                                        --------    ------------
     Net increase (decrease) .......................     (90,510)   $ (1,612,391)
                                                                    ============
     Shares outstanding:
      Beginning of year ............................     745,451
                                                        --------
      End of year ..................................     654,941
                                                        ========

--------------------------------------------------------------------------------
                             HERITAGE SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
                                  (CONTINUED)
--------------------------------------------------------------------------------
Note 3: PURCHASES AND SALES OF SECURITIES. For the six-month period ended April 30, 2000, purchases and sales on investment securities (excluding repurchase agreements and short term obligations) were as follows:


                                                          INVESTMENT SECURITIES
                                                     --------------------------------
                                                        PURCHASES           SALES
                                                     ---------------   --------------
    Aggressive Growth Fund .......................    $104,890,030      $ 90,908,653
    Eagle International Equity Portfolio .........      17,623,318        20,217,367
    Growth Equity Fund ...........................     422,332,248       360,460,462
    Mid Cap Stock Fund ...........................      40,581,954        42,216,096
    Small Cap Stock Fund .........................      74,997,259       141,035,805
    Technology Fund ..............................     266,550,722       159,532,230
    Value Equity Fund ............................      11,512,183        14,913,806

Note 4: MANAGEMENT, SUBADVISORY, DISTRIBUTION, SHAREHOLDER SERVICING AGENT, FUND ACCOUNTING AND TRUSTEES' FEES. Under the Trust's Investment Advisory and Administrative Agreements with Heritage Asset Management, Inc. (the "Manager"), the Growth Equity, Mid Cap Stock and Value Equity Funds agree to pay to the Manager a fee equal to an annual rate of 0.75% of the Funds' average daily net assets, computed daily and payable monthly. For the Aggressive Growth Fund and Small Cap Stock Fund, the management fee for each Fund is 1.0% on the first $50 million and 0.75% of any excess over $50 million of average daily net assets. For the Technology Fund, the management fee is 1.0% on the first $100 million and 0.75% of any excess over $100 million of average daily net assets. Under the Fund's Investment Advisory and Administrative Agreement with Eagle Asset Management, Inc. ("Eagle"), the Eagle International Equity Portfolio annual management fee is 1.0% on the first $100 million of average daily net assets and 0.80% of any excess over $100 million of average daily net assets. The Manager contractually waived its investment advisory fees and, if necessary, reimbursed each Fund to the extent that Class A, Class B and Class C annual operating expenses exceeded that Fund's average daily net assets attributable to that class for the 2000 fiscal year as follows:

                                                      CLASS A     CLASS B AND CLASS C
                                                     ---------   --------------------

    Aggressive Growth Fund .......................      1.60%             2.35%
    Eagle International Equity Portfolio .........      1.97%             2.72%
    Growth Equity Fund ...........................      1.40%             2.15%
    Mid Cap Stock Fund ...........................      1.55%             2.30%
    Small Cap Stock Fund .........................      1.30%             2.05%
    Technology Fund ..............................      1.65%             2.40%
    Value Equity Fund ............................      1.45%             2.20%

     Management fees of $55,188 and $25,861 were waived for the Aggressive Growth Fund for the periods ended October 31, 1999 and 1998, respectively. During the six-month period ended April 30, 2000, expenses fell below the expense cap and Management fees waived in prior periods in the amount of $33,000 were recovered for the Aggressive Growth Fund and are included in the management fee. There still remains $48,049 in waived management fees from prior periods which may be recovered through October 31, 2001. Management fees of $24,049 and $52,276 were waived for the Eagle International Equity Portfolio for the years ended October 31, 1999 and 1998, respectively. If total Fund expenses fall below the expense limitation agreed to by Eagle before the end of the years ending October 31, 2001 and 2000, respectively, Eagle International Equity Portfolio may be required to pay Eagle a portion or all of the waived management fees. Management fees of $23,227 were waived by the Mid Cap Stock Fund for the six-month period ended April 30, 2000. For the years ended October 31, 1999 and 1998, respectively, management fees of $27,644 and $60,948 were waived by the Fund. If total Fund expenses fall below the expense limitation agreed to by the Manager before the end of the years ending October 31, 2001 and 2000, respectively, the Mid Cap Stock Fund may be required to pay the Manager a portion or all of the waived management fees. Management fees of $38,000 were waived by the Value Equity Fund for the six-month period ended April 30, 2000. For the years ended October 31, 1999 and 1998, respectively, management fees of $76,169 and $48,072 were waived by the Fund. If total Fund expenses fall below the expense limitation agreed to by the Manager before the end of the years ending October 31, 2001 and 2000, respectively, the Value Equity Fund may be required to pay the Manager a portion or all of the waived management fees.

--------------------------------------------------------------------------------
                             HERITAGE SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
                                  (CONTINUED)
--------------------------------------------------------------------------------
     Eagle has entered into an agreement with Martin Currie, Inc., a New York Corporation, to provide the Eagle International Equity Portfolio investment advice, portfolio management services including the placement of brokerage orders, and certain compliance and other services for an annualized fee payable by Eagle equal to .50% of the average daily net assets on the first $100 million of net assets and .40% thereafter without regard to any reduction due to the imposition of expense limitations. For the six-month period ended April 30, 2000 the Subadviser earned $131,305 for Subadviser fees, which was paid by Eagle.

     Heritage Asset Management, Inc. an affiliate of Eagle, provides certain administrative services for the Eagle International Equity Portfolio. Heritage receives a fee in the amount of 0.10% from Eagle for performing these administrative services.

     The Manager has entered into agreements with Eagle (with respect to the Aggressive Growth Fund, Growth Equity Fund, Mid Cap Stock Fund and the Technology Fund) and with Eagle and Awad Asset Management, Inc. (with respect to the Small Cap Stock Fund) to provide investment advice, portfolio management services including the placement of brokerage orders and certain compliance and other services for a fee payable by the Manager equal to 50% of the fees payable by the Fund to the Manager without regard to any reduction due to the imposition of expense limitations. For the six-month period ended April 30, 2000, the total fees the Subadvisers earned were $176,282, $417,446, $54,549, $386,606 and $201,899 for the
     Aggressive Growth Fund, Growth Equity Fund, Mid Cap Stock Fund, Small Cap Stock Fund and Technology Fund, respectively.

     The Manager has entered into an agreement with Osprey Partners Investment Management, LLC ("Osprey") to provide to the Value Equity Fund investment advice, portfolio management services including the placement of brokerage orders, and certain compliance and other services for a fee payable by the Manager equal to .32% of the Value Equity Fund's average daily net assets. Effective May 18, 1999, all of the assets of the Value Equity Fund were allocated to Osprey. Prior to May 18, 1999, the assets of the Fund were managed by Eagle. Eagle will continue to serve as subadviser to the Fund, although there are no assets currently allocated to them. For the six-month period ended April 30, 2000 Osprey earned $41,355 for Subadviser fees, which was paid by the Manager.

     Raymond James & Associates, Inc. (the "Distributor") has advised the Trust that it received $152,607, $24,229, $454,172, $25,761, $76,652, $1,374,747
     and $25,620 in front end sales charges for Class A Shares, $0, $13, $6, $7, $0, $69 and $0 in contingent deferred sales charges for Class A Shares, $19,161, $415, $23,988, $4,334, $34,642, $24,221 and $910 in
     contingent deferred sales charges for Class B Shares and $3,219, $457, $6,188, $752, $7,652, $8,728 and $2,312 in contingent deferred sales charges for Class C Shares for the Aggressive Growth Fund, Eagle International Equity Portfolio, Growth Equity Fund, Mid Cap Stock Fund, Small Cap Stock Fund, Technology Fund and the Value Equity Fund, respectively, for the six-month period ended April 30, 2000. The Distributor paid sales commission to salespersons from these fees and incurred other distribution costs.

     Total agency brokerage commissions paid by the Funds and agency brokers commissions paid directly to Raymond James & Associates, Inc., for the six-month period ended April 30, 2000.

                                                      TOTAL AGENCY          PAID TO
                                                        BROKERAGE        RAYMOND JAMES
                                                       COMMISSIONS     & ASSOCIATES, INC.
                                                     --------------   -------------------

    Aggressive Growth Fund .......................      $125,988            $12,990
    Eagle International Equity Portfolio .........        88,667                 --
    Growth Equity Fund ...........................       467,793                 --
    Mid Cap Stock Fund ...........................        52,549              1,320
    Small Cap Stock Fund .........................       205,732             18,525
    Technology Fund ..............................       202,417                 --
    Value Equity Fund ............................        31,937                 --

     Pursuant to a plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Trust is authorized to pay the Distributor a fee pursuant to the Class A Distribution Plan of up to .35% of the average daily net assets for the services it provides in connection with the promotion and distribution of Fund shares. However, at the present time the Board of Trustees has authorized payments of only .25% of average daily net assets. Under the Class B and Class C Distribution Plans, the Trust may pay the Distributor a fee equal to 1.00% of the average daily net assets. Such fees are accrued daily and payable monthly. Class B Shares will convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase the Class B Shares was accepted. The Manager, Eagle, Awad Asset Management, Inc. and the Distributor are all wholly owned subsidiaries of Raymond James Financial, Inc.

--------------------------------------------------------------------------------
                             HERITAGE SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
                                  (CONTINUED)
--------------------------------------------------------------------------------
     The Manager also is the Dividend Paying and Shareholder Servicing Agent for the Aggressive Growth Fund, Eagle International Equity Portfolio, the Growth Equity Fund, the Mid Cap Stock Fund, the Small Cap Stock Fund, the Technology Fund and the Value Equity Fund. The amount payable to the Manager for such expenses as of April 30, 2000 was $23,741, $16,583, $53,023, $11,000, $71,428, $26,412 and $11,530, respectively. In addition, the Manager performs Fund Accounting services for the Aggressive Growth Fund, the Growth Equity Fund, the Mid Cap Stock Fund, the Small Cap Stock Fund, the Technology Fund and the Value Equity Fund and charged $26,183, $27,761, $22,805, $28,208, $21,190 and $22,434 during the current period, of which $18,043, $18,633, $15,182, $18,880, $17,400 and $15,039, was
     payable as of April 30, 2000, respectively.

     Trustees of the Trust also serve as Trustees for Heritage Cash Trust, Heritage Capital Appreciation Trust, Heritage Income-Growth Trust and Heritage Income Trust, investment companies that also are advised by the Manager (collectively referred to as the Heritage funds). Each Trustee of the Heritage funds that is not an employee of the Manager or employee of an affiliate of the Manager received an annual fee of $8,666, an additional fee of $3,250 for each combined quarterly meeting of the Heritage funds attended and $1,000 for each special Trustees meeting attended. Trustees' fees and expenses are paid equally by each of the Heritage funds.

Note 5: FEDERAL INCOME TAXES.

     AGGRESSIVE GROWTH FUND:
     -----------------------
     For the year ended October 31, 1999, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss, the Fund credited undistributed net investment income and debited accumulated net realized gain $430,858. The Fund utilized $50,287 of net tax basis capital losses during the current year against net realized gains from investment transactions.

     EAGLE INTERNATIONAL EQUITY PORTFOLIO:
     -------------------------------------
     For the year ended October 31, 1999, to reflect reclassifications arising from permanent book/tax differences primarily attributable to foreign currency gains, a net operating loss and basis difference in passive foreign investment companies (PFICs), the Fund credited undistributed net investment income $613,007 and paid in capital $5,242 and debited accumulated net realized gain $618,249.

     GROWTH EQUITY FUND:
     -------------------
     For the year ended October 31, 1999, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss, the Fund credited undistributed net investment income and debited accumulated net realized gain $1,219,288. The Fund utilized $2,741,694 of net tax basis capital losses during the current year against net realized gains from investment transactions.

     MID CAP STOCK FUND:
     ------------------
     For the year ended October 31, 1999, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss, the Fund credited undistributed net investment income and debited paid in capital $427,785. The Fund utilized $1,409,298 of net tax basis capital losses during the current year against net realized gains from investment transactions.

     SMALL CAP STOCK FUND:
     ---------------------
     For the year ended October 31, 1999, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss and REIT distributions, the Fund credited undistributed net investment income $1,146,554 and accumulated net realized loss $570,917 and debited paid in capital $1,717,471. The Fund has net tax basis capitalloss carryforwards of $5,057,448, which may be applied against any realized net taxable gains until their expiration dates of October 31, 2006 ($1,863,838) and October 31, 2007 ($3,193,610).

--------------------------------------------------------------------------------
                             HERITAGE SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
                                  (CONTINUED)
--------------------------------------------------------------------------------
Note 6: FINANCIAL INVESTMENT WITH OFF-BALANCE SHEET RISK.

     EAGLE INTERNATIONAL EQUITY PORTFOLIO:
     -------------------------------------
     The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions, to manage its foreign currency exposure or to sell for a fixed amount of U.S. dollars or other currency, the amount of foreign currency approximating the value of some or all of its holdings denominated in such foreign currency or an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of its holding to be hedged. Additionally, when the Subadviser anticipates purchasing securities at some time in the future, the Fund may enter into a forward contract to purchase an amount of currency equal to some or all of the value of the anticipated purchase for a fixed amount of U.S. dollars or other currency.

     The Fund may enter into forward contracts to hedge against changes to future foreign exchange rates and enhance return. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of these parties to meet the terms of their contracts.

HERITAGE FAMILY OF FUNDS (TM)

FROM OUR FAMILY TO YOURS: THE INTELLIGENT CREATION OF WEALTH

HERITAGE STOCK FUNDS
Aggressive Growth
Capital Appreciation
Eagle International
Growth Equity
Income-Growth
Mid Cap
Small Cap
Technology
Value Equity

HERITAGE BOND FUNDS
High Yield
Intermediate Government

HERITAGE MONEY MARKET FUNDS
Money Market
Municipal Money Market

We are pleased that many of your are also investors in these funds. For more information and a prospectus for any of these mutual funds, please contact your financial advisor. Please read the prospectus carefully before you invest in any of the funds.

This report is for the information of shareholders of Heritage Series Trust-Aggressive Growth Fund, Eagle International Equity Portfolio, Growth Equity Fund, Mid Cap Stock Fund, Small Cap Stock Fund, Technology Fund and Value Equity Fund. It may also be used as sales literature when preceded or accompanied by a prospectus.

(C) 2000 Heritage Asset Management, Incx.

52M 04/00
AR53415S-HST

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